KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(TM)
-------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-BLUE CHIP GROWTH FUND




                                     ANNUAL





ANNUAL REPORT | December 31, 1999                         [INVESCO ICON] INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the periods from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-BLUE CHIP GROWTH FUND


                       VIF-BLUE CHIP GROWTH FUND
                      AVERAGE ANNUAL TOTAL RETURN
                           AS OF 12/31/99(1)

      1 year                                      29.17%
      ----------------------------------------------------------
      Since inception (8/97)                      31.92%
      ----------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Blue Chip Growth Fund had a total return of 29.17%. This return exceeded its benchmark, the S&P 500 Index, which over the same period had a total return of 21.03%. (Of course, past performance is not a guarantee of future results.)(1),(2)

     The fund ended the year well ahead of the S&P 500 because of its consistent focus on rapidly growing large companies. The biggest outperformers for the year were the fund's technology stocks--indeed, many of the fund's holdings in other areas, especially financial and health care stocks, performed poorly. Technology stocks that did particularly well included Yahoo Inc and PMC-Sierra Inc. Our two retail companies, Home Depot and Wal-Mart Stores, also had excellent final quarters.

Graph:  INVESCO VIF - Blue Chip Growth Fund
        Total Return from Inception (8/97) through 12/31/99 vs. S&P Index

      This line graph compares the value of a $10,000 investment in INVESCO VIF-Blue Chip Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/99.

     We believe the fund is best served by staying with those growth companies that can consistently, and noncyclically, post better-than-average earnings gains because they are in value-added manufacturing or service businesses in which unit demand is growing steadily. The fund will likely remain heavily weighted in technology, health care, communications and financial services. Selected steady-growth consumer staples companies, such as Procter & Gamble and Coca-Cola Co, will remain core holdings. Slower-growth industries, such as utilities and energy, will continue to be under-weighted.

FUND MANAGEMENT

VIF-Blue Chip Growth Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

Vice President Douglas J. McEldowney is co-manager of the fund. He received a BA in Finance from the University of Kentucky and a Masters in Business Administration from Rollins College. Before joining INVESCO in 1999, Doug was Senior Vice President and Portfolio Manager at Bank of America Investment Management in Sarasota, Florida. He is a Chartered Financial Analyst and a Certified Public Accountant.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%        DESCRIPTION                                    AMOUNT          VALUE
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
84.26    COMMON STOCKS
2.29     BEVERAGES
         Coca-Cola Co                                      410     $   23,882
================================================================================
1.59     BIOTECHNOLOGY
         MedImmune Inc(a)                                  100         16,588
================================================================================
0.94     BROADCASTING
         Clear Channel Communications(a)                   110          9,818
================================================================================
2.37     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Lucent Technologies                               330         24,688
================================================================================
18.25    COMPUTER RELATED
         Cisco Systems(a)                                  450         48,206
         Dell Computer(a)                                1,000         51,000
         EMC Corp(a)                                       100         10,925
         Intuit Inc(a)                                     200         11,988
         Microsoft Corp(a)                                 430         50,202
         Redback Networks(a)                               100         17,750
================================================================================
                                                                      190,071
2.15     ELECTRICAL EQUIPMENT
         General Electric                                  145         22,439
================================================================================
7.20     ELECTRONICS -- SEMICONDUCTOR
         Intel Corp                                        150         12,347
         Maxim Integrated Products(a)                      590         27,841
         PMC-Sierra Inc(a)                                 100         16,031
         Texas Instruments                                 100          9,688
         Xilinx Inc(a)                                     200          9,094
================================================================================
                                                                       75,001
4.21     FINANCIAL
         Citigroup Inc                                     790         43,894
================================================================================
15.60    HEALTH CARE DRUGS -- PHARMACEUTICALS
         Bristol-Myers Squibb                              430         27,601
         Forest Laboratories(a)                            200         12,287
         Lilly (Eli) & Co                                  560         37,240
         Merck & Co                                        300         20,119
         Pfizer Inc                                        245          7,947
         Warner-Lambert Co                                 700         57,356
================================================================================
                                                                      162,550
1.08     HEALTH CARE RELATED
         Healtheon/WebMD Corp(a)                           300         11,250
================================================================================

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%        DESCRIPTION                                    AMOUNT          VALUE
--------------------------------------------------------------------------------

1.84     HOUSEHOLD PRODUCTS
         Procter & Gamble                                  175     $   19,173
================================================================================
2.92     INSURANCE
         American International Group                      281         30,383
================================================================================
3.32     INVESTMENT BANK/BROKER FIRM
         Schwab (Charles) Corp                             900         34,537
================================================================================
8.44     RETAIL
         Amazon.com Inc(a)                                 200         15,225
         Home Depot                                        698         47,822
         Wal-Mart Stores                                   360         24,885
================================================================================
                                                                       87,932
3.19     SERVICES
         America Online(a)                                 440         33,192
================================================================================
0.99     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Nextel Communications Class A Shrs(a)             100         10,313
================================================================================
4.26     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                         585         29,689
         MCI WorldCom(a)                                   278         14,725
================================================================================
                                                                       44,414
3.62     TELEPHONE
         BellSouth Corp                                    300         14,044
         Covad Communications Group(a)                     200         11,188
         SBC Communications                                255         12,431
================================================================================
                                                                       37,663
         TOTAL COMMON STOCKS (Cost $640,226)                          877,788
================================================================================
15.74    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
            dated 12/31/1999 due 1/3/2000 at
            2.800%, repurchased at $164,038
            (Collateralized by US Treasury
            Inflationary Index Notes,
            due 1/15/2007 at 3.375%, value
            $167,635) (Cost $164,000)                $ 164,000        164,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $804,226)
         (Cost for Income Tax Purposes $810,573)                   $1,041,788
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $    804,226
================================================================================
  At Value(a)                                                    $  1,041,788
Cash                                                                      958
Receivables:
  Investment Securities Sold                                            3,261
  Dividends and Interest                                                  277
Prepaid Expenses and Other Assets                                          57
================================================================================
TOTAL ASSETS                                                        1,046,341
================================================================================
LIABILITIES
Payable for Investment Securities Purchased                            12,040
Accrued Expenses and Other Payables                                     2,292
================================================================================
TOTAL LIABILITIES                                                      14,332
================================================================================
NET ASSETS AT VALUE                                              $  1,032,009
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $    721,055
Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss                         (9)
Accumulated Undistributed Net Realized Gain
  on Investment Securities                                             73,401
Net Appreciation of Investment Securities                             237,562
================================================================================
NET ASSETS AT VALUE                                              $  1,032,009
================================================================================
Shares Outstanding                                                     55,928
NET ASSET VALUE, Offering and Redemption Price per Share         $      18.45
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $164,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Blue Chip Growth Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      3,282
Interest                                                                3,428
================================================================================
  TOTAL INCOME                                                          6,710
================================================================================
EXPENSES
Investment Advisory Fees                                                5,079
Transfer Agent Fees                                                     5,000
Administrative Fees                                                    10,581
Custodian Fees and Expenses                                             3,320
Directors' Fees and Expenses                                            8,023
Professional Fees and Expenses                                         15,649
Registration Fees and Expenses                                             38
Reports to Shareholders                                                 6,006
Other Expenses                                                            439
================================================================================
  TOTAL EXPENSES                                                       54,135
  Fees and Expenses Absorbed by Investment Adviser                    (42,862)
  Fees and Expenses Paid Indirectly                                    (2,294)
================================================================================
     NET EXPENSES                                                       8,979
================================================================================
NET INVESTMENT LOSS                                                    (2,269)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                             76,229
Change in Net Appreciation of Investment Securities                   138,346
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     214,575
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    212,306
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

BLUE CHIP GROWTH FUND

                                                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           1999          1998
OPERATIONS
Net Investment Loss                                 $    (2,269)   $     (224)
Net Realized Gain on Investment Securities               76,229        22,394
Change in Net Appreciation of Investment Securities     138,346        81,686
NET INCREASE IN NET ASSETS FROM OPERATIONS              212,306       103,856
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0        (1,109)
In Excess of Net Investment Income                            0          (227)
Net Realized Gain on Investment Securities              (13,856)       (7,300)
================================================================================
TOTAL DISTRIBUTIONS                                     (13,856)       (8,636)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           464,451           801
Reinvestment of Distributions                            13,856         8,636
================================================================================
                                                        478,307         9,437
Amounts Paid for Repurchases of Shares                  (15,632)            0
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                               462,675         9,437
================================================================================
TOTAL INCREASE IN NET ASSETS                            661,125       104,657
NET ASSETS
Beginning of Period                                     370,884       266,227
================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss
  of ($9) and ($0), respectively)                   $ 1,032,009    $  370,884
================================================================================

            --------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                              30,520            61
Shares Issued from Reinvestment of Distributions            798           634
================================================================================
                                                         31,318           695
Shares Repurchased                                         (990)            0
================================================================================
NET INCREASE IN FUND SHARES                              30,328           695
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund) (the "Fund", presented herein), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. On April 30, 1999, the board of directors of the Fund approved a name change for Growth Fund to Blue Chip Growth Fund. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $2,260 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.85% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $886,651 and $578,582, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $236,616 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $5,401 resulting in net appreciation of $231,215.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year end December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.

            -------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Blue Chip Growth Fund, formerly INVESCO Variable Growth Fund, (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 25, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                        PERIOD
                                                                         ENDED
                                      YEAR ENDED DECEMBER 31       DECEMBER 31
--------------------------------------------------------------------------------
                                       1999             1998           1997(a)
PER SHARE DATA
Net Asset Value--Beginning
  of Period                      $    14.49      $     10.69    $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)       (0.00)            0.00           0.05
Net Gains on Securities
  (Both Realized and Unrealized)       4.21             4.14           0.64
================================================================================
TOTAL FROM INVESTMENT OPERATIONS       4.21             4.14           0.69
================================================================================
LESS DISTRIBUTIONS
Dividends from
  Net Investment Income                0.00             0.04           0.00
Distributions from Capital Gains       0.25             0.01           0.00
In Excess of Capital Gains             0.00             0.29           0.00
================================================================================
TOTAL DISTRIBUTIONS                    0.25             0.34           0.00
================================================================================
Net Asset Value--End of Period   $    18.45      $     14.49    $     10.69
================================================================================

TOTAL RETURN(c)                      29.17%           38.99%          6.90%(d)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                 $    1,032      $       371    $       266
Ratio of Expenses to
  Average Net Assets(e)(f)            1.87%            1.57%          0.29%(g)
Ratio of Net Investment Income
  (Loss) to Average Net Assets(e)    (0.38%)          (0.07%)         1.45%(g)
Portfolio Turnover Rate                114%              78%            12%(d)

(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 1999 and 1998.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily abosorbed, ratio of expenses to average net assets would have been 8.99%, 12.04% and 28.76% (annualized), respectively, and ratio to net investment loss to average net assets would have been (7.50%), (10.54%) and (27.02%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g) Annualized.

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS(TM)







[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.









A16 9036 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND




                                     ANNUAL




ANNUAL REPORT  |  December 31, 1999                      [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the periods from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-DYNAMICS FUND

                            VIF-DYNAMICS FUND
                        AVERAGE ANNUAL TOTAL RETURN
                             AS OF 12/31/99(1)

       1 year                                                  55.60%
       --------------------------------------------------------------
       Since inception (8/97)                                  31.95%
       --------------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Dynamics Fund gained 55.60%, greatly outperforming its benchmark, the S&P Midcap 400, which over the same period gained 14.72%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Throughout the period, financial markets faced the scenario of continuously higher interest rates, yet the overall strength in the economy, combined with a favorable outlook for corporate earnings, helped equities to post strong returns. The communications and technology sectors experienced strong appreciation, as individual stocks, such as VoiceStream Wireless and VeriSign Inc, contributed materially to the fund's performance. The consumer sector, although mixed on the whole, produced several strong contributors, including TMP Worldwide and Westwood One. At the end of the year, the fund increased its weighting in health care, where several biotech stocks, including IDEC Pharmaceutical Inc and Immunex Corp benefited from a rally in that group. The energy sector saw moderate gains, as the price of oil rose modestly, and service stocks, such as BJ Services, were meaningful contributors. The fund trimmed its exposure to financial services issues in the final quarter, where the burden of higher interest rates continued to result in underperformance.

Graph:  INVESCO VIF - Dynamics Fund
        Total Return from Inception (8/97) through 12/31/99 vs.
        S&P MidCap 400 Index

      This line graph compares the value of a $10,000 investment in INVESCO VIF-Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/99.

      The attractiveness of high-quality, mid-capitalization growth companies should continue to gain recognition now that the global economy appears to be in a recovery phase. Our strategy will focus on leading, high-return mid-caps in the major growth sectors of technology, communications, consumer, financial services, and health care. Attractive consumer groups include ad agencies, radio and outdoor companies, and the gaming sector. The technology sector has already experienced a strong year, but the software services, networking, and Internet groups remain of interest. The services and equipment segments of the communications sector continue to show excellent growth, and while the health care sector is attractive, the leading mid-caps are being quickly consolidated, not leaving much from which to choose. The current median market cap holding in the fund is slightly above $5 billion.

FUND MANAGEMENT

VIF-Dynamics Fund is managed by INVESCO Senior Vice President Timothy J. Miller and Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

Tom assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO, Tom was the senior health care analyst at Munder Capital Management.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P MIDCAP 400 IS AN UNMANAGED INDEX INDICATIVE OF DOMESTIC MID-CAPITALIZATION STOCKS. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%      DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

DYNAMICS FUND
86.01 COMMON STOCKS
0.29  AEROSPACE & DEFENSE
      General Dynamics                                   1,640     $   86,510
================================================================================
1.61  BANKS
      First Security                                     1,700         43,403
      Marshall & Ilsley                                  1,300         81,656
      Northern Trust                                     2,780        147,340
      UnionBanCal Corp                                   1,360         53,635
      Zions Bancorp                                      2,570        152,112
================================================================================
                                                                      478,146
2.42  BIOTECHNOLOGY
      Affymetrix Inc(a)                                    400         67,875
      Biogen Inc(a)                                      1,800        152,100
      Chiron Corp(a)                                     3,400        144,075
      IDEC Pharmaceuticals(a)                            1,000         98,250
      Immunex Corp(a)                                    1,780        194,576
      Millennium Pharmaceuticals(a)                        500         61,000
================================================================================
                                                                     717,876
4.73  BROADCASTING
      AMFM Inc(a)                                        4,550        356,037
      Citadel Communications(a)                          2,400        155,700
      EchoStar Communications Class A Shrs(a)            5,690        554,775
      Hispanic Broadcasting(a)                           2,020        186,282
      Westwood One(a)                                    1,950        148,200
================================================================================
                                                                    1,400,994
2.45  CABLE
      Cablevision Systems Class A Shrs(a)                1,920        144,960
      Jones Intercable Class A Shrs(a)                   2,530        175,361
      NTL Inc(a)                                         1,590        198,353
      USA Networks(a)                                    3,760        207,740
================================================================================
                                                                      726,414
3.21 COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                      1,965        112,987
      Comverse Technology(a)                             1,950        282,262
      JDS Uniphase(a)                                    3,440        554,915
================================================================================
                                                                      950,164
16.52 COMPUTER RELATED
      Apple Computer(a)                                  1,010        103,841
      Art Technology Group(a)                            1,600        208,000

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%      DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

      BroadVision Inc(a)                                 2,440     $  414,952
      Brocade Communications Systems(a)                    540         95,580
      Citrix Systems(a)                                  1,740        214,020
      Electronic Arts(a)                                 2,125        178,500
      Exodus Communications(a)                           4,700        417,419
      Extreme Networks(a)                                1,030         86,005
      Inktomi Corp(a)                                    1,080         95,850
      Internap Network Services(a)                         970        167,810
      Intuit Inc(a)                                      3,570        213,977
      Legato Systems(a)                                  3,770        259,423
      Mercury Interactive(a)                             2,560        276,320
      Metromedia Fiber Network Class A Shrs(a)           2,530        121,282
      Network Appliance(a)                               4,520        375,443
      Peregrine Systems(a)                                 700         58,931
      PSINet Inc(a)                                      2,300        142,025
      Red Hat(a)                                           480        101,400
      Redback Networks(a)                                1,080        191,700
      Siebel Systems(a)                                  4,470        375,480
      Symantec Corp(a)                                   1,250         73,281
      Synopsys Inc(a)                                    2,960        197,580
      Verio Inc(a)                                       1,620         74,824
      Vignette Corp(a)                                     600         97,800
      Visual Networks(a)                                 1,600        126,800
      Whittman-Hart Inc(a)                               4,280        229,515
================================================================================
                                                                    4,897,758
0.26  CONSUMER FINANCE
      SLM Holding                                        1,800         76,050
================================================================================
2.37  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                   4,440        204,240
      Jabil Circuit(a)                                     620         45,260
      Molex Inc                                          4,230        239,788
      Sanmina Corp(a)                                    2,130        212,734
================================================================================
                                                                      702,022
8.49  ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                     3,290        163,061
      Applied Micro Circuits(a)                          1,200        152,700
      Conexant Systems(a)                                3,060        203,107
      Linear Technology                                  2,040        145,988
      LSI Logic(a)                                       1,750        118,125
      Maxim Integrated Products(a)                       5,360        252,925
      Microchip Technology(a)                            1,280         87,600
      MIPS Technologies Class A Shrs(a)                  2,150        111,800

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

      PMC-Sierra Inc(a)                                  1,970     $  315,816
      RF Micro Devices(a)                                3,290        225,159
      SDL Inc(a)                                         1,430        311,740
      Vitesse Semiconductor(a)                           3,720        195,068
      Xilinx Inc(a)                                      5,140        233,709
================================================================================
                                                                    2,516,798
1.87  ENTERTAINMENT
      Gemstar International Group Ltd(a)                 5,540        394,725
      International Speedway Class A Shrs(a)             3,200        161,200
================================================================================
                                                                      555,925
0.95  EQUIPMENT -- SEMICONDUCTOR
      KLA-Tencor Corp(a)                                 1,190        132,536
      Teradyne Inc(a)                                    2,270        149,820
================================================================================
                                                                      282,356
2.58  GAMING
      Harrah's Entertainment(a)                         15,040        397,620
      Mandalay Resort Group(a)                           7,980        160,598
      MGM Grand(a)                                       4,110        206,784
================================================================================
                                                                      765,002
1.83  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Allergan Inc                                       2,900        144,275
      Forest Laboratories(a)                             4,500        276,469
      Teva Pharmaceutical Industries Sponsored ADR
        Representing Ord Shrs                            1,700        121,869
================================================================================
                                                                      542,613
1.87  HEALTH CARE RELATED
      Bausch & Lomb                                      4,300        294,281
      Genzyme Corp-General Division(a)                   2,600        117,000
      Stryker Corp                                       2,050        142,731
================================================================================
                                                                      554,012
0.61  INSURANCE
      AFLAC Inc                                          3,850        181,672
================================================================================

0.77  INVESTMENT BANK/BROKER FIRM
      E*TRADE Group(a)                                   2,955         77,199
      Waddell & Reed Financial
        Class A Shrs                                    1,710          46,384
        Class B Shrs                                    4,220         106,028
================================================================================
                                                                      229,611
0.24  LEISURE TIME
      Royal Caribbean Cruises Ltd                        1,470         72,489
================================================================================

0.53  LODGING -- HOTELS
      Marriott International Class A Shrs                4,950        156,234
================================================================================

0.51  MANUFACTURING
      Parker-Hannifin Corp                               2,960        151,885
================================================================================

7.18  OIL & GAS RELATED
      Anadarko Petroleum                                 2,520         85,995

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%      DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

      Apache Corp                                        4,965     $  183,395
      BJ Services(a)                                     5,650        236,241
      Burlington Resources                               1,720         56,867
      Coflexip SA Sponsored ADR Representing 1/2 Ord Shr 2,000         76,000
      Cooper Cameron(a)                                  4,825        236,123
      EOG Resources                                      2,210         38,813
      Global Industries Ltd(a)                           4,260         36,743
      Nabors Industries(a)                               5,975        184,852
      Noble Drilling(a)                                  6,540        214,185
      Santa Fe International                             5,780        149,558
      Smith International(a)                             3,950        196,266
      Talisman Energy(a)                                 4,870        125,403
      Transocean Sedco Forex                             1,900         64,006
      Weatherford International(a)                       6,140        245,216
================================================================================
                                                                    2,129,663
0.31  PERSONAL CARE
      Estee Lauder Class A Shrs                          1,820         91,796
================================================================================

1.90  PUBLISHING
      Meredith Corp                                      2,680        111,723
      New York Times Class A Shrs                        4,530        222,536
      Valassis Communications(a)                         5,440        229,840
================================================================================
                                                                      564,099
2.05  RETAIL
      AnnTaylor Stores(a)                                3,040        104,690
      Circuit City Stores-Circuit City Group             4,070        183,404
      eToys Inc(a)                                       1,490         39,112
      Stamps.com Inc(a)                                  1,000         41,625
      Tandy Corp                                         4,840        238,068
================================================================================
                                                                      606,899
10.47 SERVICES
      BISYS Group(a)                                     1,900        123,975
      Concord EFS(a)                                     3,930        101,197
      DoubleClick Inc(a)                                   250         63,266
      Fiserv Inc(a)                                      3,800        145,587
      Getty Images(a)                                      450         21,994
      Go2Net Inc(a)                                      1,780        154,860
      Harte-Hanks Inc                                    2,240         48,720
      HotJobs.com Ltd(a)                                   480         20,970
      Lamar Advertising Class A Shrs(a)                  2,550        154,434
      Omnicom Group                                      1,930        193,000
      Paychex Inc                                        5,250        210,000
      Sapient Corp(a)                                      680         95,838
      SEI Investments(a)                                 2,400        285,637
      TMP Worldwide(a)                                   1,100        156,200

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

      VeriSign Inc(a)                                    2,360     $  450,170
      VERITAS Software(a)                                3,105        444,403
      Viant Corp(a)                                        400         39,600
      WPP Group PLC(a)                                  11,340        179,572
      Young & Rubicam                                    3,020        213,665
================================================================================
                                                                    3,103,088
3.52  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Crown Castle International(a)                      5,920        190,180
      Telecorp PCS Class A Shrs(a)                       1,000         38,000
      VoiceStream Wireless(a)                            2,410        342,973
      Western Wireless Class A Shrs(a)                   3,280        218,940
      WinStar Communications(a)                          3,400        254,575
================================================================================
                                                                    1,044,668
1.27  TELECOMMUNICATIONS -- LONG DISTANCE
      Allegiance Telecom(a)                              2,300        212,175
      ITC DeltaCom(a)                                    2,650         73,206
      Viatel Inc(a)                                      1,700         91,163
================================================================================
                                                                     376,544
4.83  TELEPHONE
      Amdocs Ltd(a)                                      6,100        210,450
      AT&T Canada Class B Depository Receipts(a)         3,730        150,133
      CenturyTel Inc                                     2,105         99,724
      COLT Telecom Group PLC Sponsored ADR Representing
        4 Ord Shrs(a)                                    1,720        350,880
      Covad Communications Group(a)                      2,440        136,487
      McLeodUSA Inc(a)                                   4,160        244,920
      RCN Corp(a)                                        2,700        130,950
      Rhythms NetConnections(a)                          3,500        108,500
================================================================================
                                                                    1,432,044
0.37  TEXTILE -- APPAREL MANUFACTURING
      Jones Apparel Group(a)                             4,060        110,128
================================================================================
      TOTAL COMMON STOCKS (Cost $20,611,951)                       25,503,460
================================================================================
13.99 SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        12/31/1999 due 1/3/2000 at 2.800%, repurchased
        at $4,147,968 (Collaterized by US Treasury
        Inflationary Index Notes, due 1/15/2007 at
        3.375%, value $4,213,443) (Cost $4,147,000) $4,147,000      4,147,000
================================================================================
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $24,758,951)
      (Cost for Income Tax Purposes $24,760,800)                  $29,650,460
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                     DYNAMICS
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 24,758,951
================================================================================
  At Value(a)                                                    $ 29,650,460
Cash                                                                    2,984
Receivables:
  Investment Securities Sold                                           12,572
  Fund Shares Sold                                                    197,037
  Dividends and Interest                                                3,655
Prepaid Expenses and Other Assets                                          55
================================================================================
TOTAL ASSETS                                                       29,866,763
================================================================================
LIABILITIES
Payable for Investment Securities Purchased                           198,115
Accrued Expenses and Other Payables                                     1,641
================================================================================
TOTAL LIABILITIES                                                     199,756
================================================================================
NET ASSETS AT VALUE                                              $ 29,667,007
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 24,850,051
Accumulated Undistributed (Distributions in
  Excess of) Net Investment Income                                        (16)
Accumulated Undistributed Net Realized Loss
  on Investment Securities and Foreign
  Currency Transactions                                               (74,537)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                 4,891,509
================================================================================
NET ASSETS AT VALUE                                              $ 29,667,007
================================================================================
Shares Outstanding                                                  1,570,044
NET ASSET VALUE, Offering and Redemption Price per Share         $      18.90
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $4,147,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Dynamics Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                     DYNAMICS
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      8,102
Interest                                                               39,213
================================================================================
  TOTAL INCOME                                                         47,315
================================================================================
EXPENSES
Investment Advisory Fees                                               29,422
Transfer Agent Fees                                                     5,000
Administrative Fees                                                    19,574
Custodian Fees and Expenses                                             8,826
Directors' Fees and Expenses                                            8,023
Professional Fees and Expenses                                         15,674
Registration Fees and Expenses                                             38
Reports to Shareholders                                                 6,091
Other Expenses                                                            449
================================================================================
  TOTAL EXPENSES                                                       93,097
  Fees and Expenses Absorbed by Investment Adviser                    (41,017)
  Fees and Expenses Paid Indirectly                                    (6,497)
================================================================================
  NET EXPENSES                                                         45,583
================================================================================
  NET INVESTMENT INCOME                                                 1,732
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities and Foreign
  Currency Transactions                                               (66,357)
Change in Net Appreciation Depreciation) of:
  Investment Securities                                             4,832,731
  Foreign Currency Transactions                                        (1,214)
================================================================================
     Total Net Appreciation                                         4,831,517
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
  TRANSACTIONS                                                      4,765,160
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 4,766,892
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

DYNAMICS FUND

                                                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                          1999          1998
OPERATIONS
Net Investment Income (Loss)                        $     1,732 $      (1,758)
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                     (66,357)       (4,118)
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                   4,831,517        55,876
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            4,766,892        50,000
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (1,730)         (587)
In Excess of Net Investment Income                       (4,078)            0
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           0        (3,715)
================================================================================
TOTAL DISTRIBUTIONS                                      (5,808)       (4,302)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        34,477,477           799
Reinvestment of Distributions                             5,808         4,302
================================================================================
                                                     34,483,285         5,101
Amounts Paid for Repurchases of Shares               (9,885,578)            0
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                       24,597,707         5,101
================================================================================
TOTAL INCREASE IN NET ASSETS                         29,358,791        50,799
NET ASSETS
Beginning of Period                                     308,216       257,417
================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss
  of ($16) and ($2), respectively)                  $29,667,007     $ 308,216
================================================================================

            --------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           2,115,404            74
Shares Issued from Reinvestment of Distributions            350           393
================================================================================
                                                      2,115,754           467
Shares Repurchased                                     (571,073)            0
================================================================================
NET INCREASE IN FUND SHARES                           1,544,681           467
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund (the "Fund", presented herein), Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek appreciation of capital. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Net capital loss carryovers utilized in 1999 by the Fund amounted to $1,818.

The Fund incurred and elected to defer post-October 31 net capital losses of $250,619 to the year ended December 31, 2000. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 100.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The

Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $4,062 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average nets assets in excess of $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $23,175,622 and $2,714,854, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $5,304,886 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $415,226, resulting in net appreciation of $4,889,660.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.

            --------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Dynamics Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 25, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          PERIOD
                                                                           ENDED
                                           YEAR ENDED DECEMBER 31   DECEMBER 31
--------------------------------------------------------------------------------
                                                 1999         1998       1997(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period       $   12.15   $   10.34   $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                  0.00       (0.00)       0.02
Net Gains on Securities (Both Realized
  and unrealized)                                6.75        1.98        0.32
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 6.75        1.98        0.34
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)          0.00        0.02        0.00
In Excess of Net Investment Income(c)            0.00        0.00        0.00
Distributions from Capital Gains                 0.00        0.15        0.00
================================================================================
TOTAL DISTRIBUTIONS                              0.00        0.17        0.00
================================================================================
Net Asset Value-- End of Period             $   18.90   $   12.15   $   10.34
================================================================================

TOTAL RETURN(d)                                55.60%      19.35%       3.40%(e)

RATIOS
Net Assets-- End of Period ($000 Omitted)   $  29,667   $     308   $     257
Ratio of Expenses to Average Net
  Assets(f)(g)                                  1.26%       1.45%       0.52%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                         0.04%      (0.64%)      0.63%(h)
Portfolio Turnover Rate                           70%         55%         28%(e)

(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 1999 and 1998.

(c) Distributions from net investment income and in excess of net investment income for the year ended December 31, 1999, aggregated less than $0.01 on a per share basis.

(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(e) Based on operations for the period shown and, accordingly, are not representative of a full year.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.95%), (13.95%) and(33.03%) (annualized), respectively.

(g) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

Annualized




OTHER INFORMATION

UNAUDITED
DYNAMICS FUND

On August 30, 1999, a special meeting of the shareholders of the Fund was held at which the approval to increase of the investment advisory fee schedule was ratified. There was a total of 25,287 votes cast of which, 25,287 voted for, 0 voted against, and 0 withheld/abstained from voting.

                               YOU SHOULD
                              KNOW WHAT
                               INVESCO KNOWS (TM)









[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.INVESCO.COM

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A11 9037 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-EQUITY INCOME FUND



                                     ANNUAL






ANNUAL REPORT | December 31, 1999                        [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The graph below illustrates, for the periods from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-EQUITY INCOME FUND

                   VIF-EQUITY INCOME FUND
                 AVERAGE ANNUAL TOTAL RETURN
                      AS OF 12/31/99(1)

      1 year                               14.84%
      ---------------------------------------------
      5 years                              21.81%
      ---------------------------------------------
      Since inception (8/94)               20.34%
      ---------------------------------------------

      For the one-year period ended 12/31/99, VIF-Equity Income Fund had a total return of 14.84%. This lagged the S&P 500 Index, which over the same period had a total return of 21.03%, but exceeded the Lehman Government/Corporate Bond Index, which was negative 2.15%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The equity markets enjoyed another year of strong performance in 1999, particularly in the fourth quarter. Technology was the strongest-performing sector, evidenced by the tech-laden Nasdaq Composite finishing the quarter at record highs. Other strong sectors during the period included consumer cyclicals and basic material stocks. Retail stocks led the strong surge in the consumer cyclical sectors during the quarter, while basic material stocks continued to benefit from limited capacity growth and an accelerating global economy. Given the surge in technology issues, large company growth stocks outperformed value stocks. Despite the reported strength in both the fourth quarter and the calendar year, breadth remained narrow throughout, with few stocks or sectors outperforming the overall market.

Graph: VIF - INVESCO Equity Income
             Total Return Since Inception 8/94 vs S&P 500 Index and Lehman Government/Corportate Bond Index

      This line graph compares the value of a $10,000 investment in INVESCO VIF-Equity Income Fund to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 12/31/99.

      Throughout the year, the fund managed to benefit from its technology, communications, and consumer holdings, while its performance was held back by moribund sectors such as health care and financial services. Our sector allocations remained relatively constant in the fourth quarter, though we did modestly increase our basic material, financial service, and utility weightings. We took advantage of the incredible surge in technology stocks and modestly reduced positions in the sector, taking profits. Individual stocks performing well during the fourth quarter included Champion International, Weyerhaeuser Co, General Electric, Cable and Wireless PLC, Nextel Communications, US West, Dayton Hudson, Wal-Mart Stores, AT&T Corp-Liberty Media Group, Colgate-Palmolive Co, Morgan Stanley Dean Witter & Co, Citigroup Inc, Warner-Lambert Inc, Maxim Integrated Products, and Kansas City Southern Industries.

      The performance of the fixed-income portion of the fund can be attributed to our use of high-yield securities and the "stranded cost" theme. The deleveraging and associated credit improvement achieved by many of our electric utility holdings continue to validate our large allocation to the sector. Outperformance has resulted from avoidance of credit risk experiences (i.e., defaults and credit quality decline), continued "big bang" positive events leading to significant credit improvement, and situations in which the issuer's credit quality has recovered from declines experienced in 1998. Issue-specific security selection and "big bang" events will continue to drive performance through 2000.

FUND MANAGEMENT

Senior Vice President and Director of Investments Charles P. Mayer is responsible for the equity side of the portfolio. An industry veteran with 29 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College.

Senior Vice President and Director of Fixed-Income Investments Jerry Paul serves as co-portfolio manager of the fund, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant. Jerry recently was named Morningstar's 1999 Fixed-Income Manager of the Year.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD FIXED-INCOME MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

EQUITY INCOME FUND
81.60 COMMON STOCK
1.97  AEROSPACE & DEFENSE
      Honeywell International                           21,000     $1,211,437
      Northrop Grumman                                   7,000        378,437
================================================================================
                                                                    1,589,874
0.66  AUTOMOBILES
      Ford Motor                                        10,000        534,375
================================================================================
5.87  BANKS
      Bank of New York                                  30,000      1,200,000
      Chase Manhattan                                   11,700        908,944
      Morgan (J P) & Co                                  9,000      1,139,625
      Summit Bancorp                                    20,000        612,500
      Wells Fargo                                       22,000        889,625
================================================================================
                                                                    4,750,694
2.44  BEVERAGES
      Anheuser-Busch Cos                                15,000      1,063,125
      Coca-Cola Co                                      15,700        914,525
================================================================================
                                                                    1,977,650
1.82  BROADCASTING
      AT&T Corp-Liberty Media Group Class A Shrs(a)     26,000      1,475,500
================================================================================
1.38  CHEMICALS
      Lyondell Chemical                                 20,600        262,650
      Praxair Inc                                       17,000        855,312
================================================================================
                                                                    1,117,962
1.20  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Lucent Technologies                               13,000        972,562
================================================================================
2.76  COMPUTER RELATED
      Computer Associates International                  8,300        580,481
      Galileo International                             15,300        458,044
      Microsoft Corp(a)                                 10,000      1,167,500
      SAP AG Sponsored ADR Representing 1/12 Ord Shr       500         26,031
================================================================================
                                                                    2,232,056
1.78  ELECTRIC UTILITIES
      Alliant Energy                                    11,400        313,500
      Duke Energy                                        7,600        380,950
      PG&E Corp                                         17,000        348,500
      ScottishPower PLC Sponsored ADR
        Representing 4 Ord Shrs                         14,130        395,640
================================================================================
                                                                    1,438,590
2.39  ELECTRICAL EQUIPMENT
      General Electric                                  12,500      1,934,375
================================================================================
1.61  ELECTRONICS
      General Motors Class H Shrs(a)                    13,600      1,305,600
================================================================================

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

3.11  ELECTRONICS-- SEMICONDUCTOR
      Intel Corp                                        14,000     $1,152,375
      Maxim Integrated Products(a)                      12,400        585,125
      Texas Instruments                                  8,000        775,000
================================================================================
                                                                    2,512,500
1.37  FINANCIAL
      Citigroup Inc                                     20,000      1,111,250
================================================================================
3.98  FOODS
      General Mills                                     20,000        715,000
      Heinz (H J) Co                                    17,225        685,770
      Kellogg Co                                        20,000        616,250
      Quaker Oats                                       10,000        656,250
      Tasty Baking                                      64,250        542,109
================================================================================
                                                                    3,215,379
1.24  GAMING
      Park Place Entertainment(a)                       80,000      1,000,000
================================================================================
0.21  GOLD & PRECIOUS METALS MINING
      Newmont Mining                                     7,000        171,500
================================================================================
7.50  HEALTH CARE DRUGS-- PHARMACEUTICALS
      American Home Products                            19,000        749,312
      Bristol-Myers Squibb                              16,000      1,027,000
      Merck & Co                                        15,000      1,005,937
      Pfizer Inc                                         9,300        301,669
      Pharmacia & Upjohn                                10,400        468,000
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                         15,500        998,781
      Warner-Lambert Co                                 18,500      1,515,844
================================================================================
                                                                    6,066,543
1.27  HEALTH CARE RELATED
      Medtronic Inc                                     28,198      1,027,465
================================================================================
2.69  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                              20,000      1,300,000
      Procter & Gamble                                   8,000        876,500
================================================================================
                                                                    2,176,500
3.27  INSURANCE
      Allmerica Financial                               25,000      1,390,625
      Ohio Casualty                                     16,000        257,000
      Travelers Property Casualty Class A Shrs          29,000        993,250
================================================================================
                                                                    2,640,875
1.24  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                    7,000        999,250
================================================================================
0.96  LODGING-- HOTELS
      Hilton Hotels                                     18,000        173,250
      Marriott International Class A Shrs               19,000        599,687
================================================================================
                                                                      772,937
1.23  MANUFACTURING
      Textron Inc                                       13,000        996,938
================================================================================
7.00  OIL & GAS RELATED
      Apache Corp                                       27,000        997,312

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

      Atlantic Richfield                                 7,000     $  605,500
      Exxon Mobil                                       16,000      1,289,000
      Royal Dutch Petroleum New York Registry
        1.25 Gldr Shrs                                  13,300        803,819
      Schlumberger Ltd                                  20,000      1,125,000
      Transocean Sedco Forex                             3,872        130,440
      Unocal Corp                                       21,100        708,169
================================================================================
                                                                    5,659,240
1.76  PAPER & FOREST PRODUCTS
      Champion International                             9,700        600,794
      Weyerhaeuser Co                                   11,500        825,844
================================================================================
                                                                    1,426,638
2.83  RAILROADS
      Kansas City Southern Industries                   26,500      1,977,562
      Norfolk Southern                                  15,000        307,500
================================================================================
                                                                    2,285,062
1.25  RESTAURANTS
      McDonald's Corp                                   25,000      1,007,812
================================================================================
5.93  RETAIL
      Circuit City Stores-Circuit City Group            25,000      1,126,562
      Dayton Hudson                                     16,000      1,175,000
      Penney (J C) Co                                   17,000        338,937
      Tandy Corp                                        22,000      1,082,125
      Wal-Mart Stores                                   15,500      1,071,438
================================================================================
                                                                    4,794,062
1.43  SAVINGS & LOAN
      Charter One Financial                             60,348      1,154,156
================================================================================
0.56  SERVICES
      America Online(a)                                  6,000        452,625
================================================================================
1.02  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)              8,000        825,000
================================================================================
1.92  TELECOMMUNICATIONS-- LONG DISTANCE
      AT&T Corp                                         15,000        761,250
      Cable & Wireless PLC Sponsored ADR
        Representing 3 Ord Shrs                         15,000        794,063
================================================================================
                                                                    1,555,313
5.46  TELEPHONE
      Bell Atlantic                                     17,844      1,098,521
      BellSouth Corp                                    16,000        749,000
      SBC Communications                                23,092      1,125,735
      US WEST                                           20,000      1,440,000
================================================================================
                                                                    4,413,256
0.49  TOBACCO
      Philip Morris                                     17,000        394,187
================================================================================
      TOTAL COMMON STOCK (Cost $53,898,924)                        65,987,726
================================================================================

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

10.26 FIXED INCOME SECURITIES
0.88  US GOVERNMENT OBLIGATIONS
      US Treasury Notes
        6.000%, 8/15/2009                           $ 250,000     $   242,188
        5.625%, 5/15/2008                           $  500,000        470,313
================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS (Amortized Cost $764,032)     712,501
================================================================================
9.38  CORPORATE BONDS
0.36  AIRLINES
      Delta Air Lines, Deb, 10.375%, 12/15/2022     $  250,000        293,092
================================================================================
0.63  BUILDING MATERIALS
      USG Corp, Sr Notes, 8.500%, 8/1/2005          $  500,000        510,509
================================================================================
0.44  CABLE
      Comcast Cable Partners Ltd, Sr Discount
        Step-Up Deb Zero Coupon(b), 11/15/2007      $  300,000        285,750
      Renaissance Media Group LLC/Renaissance
        Media Capital, Gtd Sr Discount Step-Up
        Notes, Zero Coupon(b), 4/15/2008            $  100,000         70,000
================================================================================
                                                                      355,750
0.28  COMPUTER RELATED
      PSINet Inc, Sr Notes, Series B, 10.000%,
        2/15/2005                                   $  225,000        222,469
================================================================================
3.80  ELECTRIC UTILITIES
      Cleveland Electric Illuminating, 1st
        Mortgage, Series E, 9.000%, 7/1/2023        $  100,000        100,436
      Consumers Energy, 1st Refunding Mortgage,
        7.375%, 9/15/2023                           $  500,000        445,572
      El Paso Electric, 1st Mortgage, Series D,
        8.900%, 2/1/2006                            $  150,000        154,449
      Gulf States Utilities, 1st Mortgage,
        8.700%, 4/1/2024                            $  250,000        244,930
      Jersey Central Power & Light, Sr Secured
        Medium-Term Notes Series C, 7.980%,
        2/16/2023                                   $  250,000        237,957
      New York State Electric & Gas,
        1st Mortgage, 8.300%, 12/15/2022            $  200,000        193,345
      Niagara Mohawk Power
        1st Mortgage, 8.500%, 7/1/2023              $ 250,000         242,192
        Sr Discount Step-Up Notes, Series H,
        Zero Coupon(b), 7/1/2010                    $ 500,000         377,673
      Potomac Edison, 1st Mortgage
        8.000%, 6/1/2024                            $ 250,000         244,128
        7.750%, 5/1/2025                            $ 100,000          95,240
      Public Service of New Mexico, Sr Notes,
        Series A, 7.100%, 8/1/2005                  $ 250,000         240,751
      Union Electric, 1st Mortgage
        8.750%, 12/1/2021                           $ 250,000         252,188
        8.250%, 10/15/2022                          $ 250,000         247,999
================================================================================
                                                                    3,076,860
0.53  INSURANCE
      Equitable Cos, Sr Notes, 9.000%, 12/15/2004   $  400,000        425,360
================================================================================

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.27  LODGING-- HOTELS
      Hilton Hotels, Sr Notes, 7.200%, 12/15/2009   $  250,000        218,852
================================================================================
1.82  OIL & GAS RELATED
      Atlantic Richfield, Deb, 10.875%, 7/15/2005   $  600,000        695,186
      Canadian Forest Oil Ltd, Gtd Sr Sub Notes,
        8.750%, 9/15/2007                           $  100,000         95,625
      Exxon Mobil, Deb, 8.625%, 8/15/2021           $  300,000        333,410
      Forest Oil, Gtd Sr Sub Notes, 10.500%,
        1/15/2006                                   $  100,000        101,000

      Gulf Canada Resources Ltd, Sr Notes,
        8.350%, 8/1/2006                            $  250,000    $   245,625
================================================================================
                                                                    1,470,846
0.13  PAPER & FOREST PRODUCTS
      Bowater Inc, Deb, 9.000%, 8/1/2009            $  100,000        105,624
================================================================================
0.12  SERVICES
      NationsRent Inc, Sr Sub Notes, 10.375%,
        12/15/2008                                  $  100,000         98,500
================================================================================
0.19  TELECOMMUNICATIONS-- LONG DISTANCE
      Level 3 Communications, Sr Discount Step-Up
        Notes Zero Coupon(b), 12/1/2008             $  250,000        151,250
================================================================================
0.81  TELEPHONE
      Centel Capital, Deb, 9.000%, 10/15/2019       $  250,000        272,155
      MetroNet Communications, Sr Discount Step-Up
        Notes Zero Coupon(b), 11/1/2007             $  225,000        186,750
      NEXTLINK Communications, Sr Notes, 9.625%,
        10/1/2007                                   $  200,000        195,000
================================================================================
                                                                      653,905
        TOTAL CORPORATE BONDS (Amortized Cost $8,073,205)           7,583,017
================================================================================
      TOTAL FIXED INCOME SECURITIES (Amortized Cost $8,837,237)     8,295,518
================================================================================
8.14  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/31/1999 due 1/3/2000 at
        2.800%, repurchased at $6,587,537
        (Collateralized by US Treasury
        Inflationary Index Notes, due 1/15/2007
        at 3.375%, value $6,710,498)
        (Cost $6,586,000)                           $6,586,000      6,586,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $69,322,161)
       (Cost for Income Tax Purposes $69,339,985)                 $80,869,244
================================================================================

(a) Security is non-income producing.

(b) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                       EQUITY
                                                                       INCOME
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 69,322,161
================================================================================
  At Value(a)                                                    $ 80,869,244
Cash                                                                   29,755
Receivables:
  Fund Shares Sold                                                    456,750
  Dividends and Interest                                              235,690
Prepaid Expenses and Other Assets                                       1,712
================================================================================
TOTAL ASSETS                                                       81,593,151
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                   1,665,294
  Fund Shares Repurchased                                              29,652
Accrued Expenses and Other Payables                                     5,593
================================================================================
TOTAL LIABILITIES                                                   1,700,539
================================================================================
NET ASSETS AT VALUE                                              $ 79,892,612
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 61,225,381
Accumulated Undistributed Net Investment Income                       103,485
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions           7,016,662
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                            11,547,084
================================================================================
NET ASSETS AT VALUE                                              $ 79,892,612
================================================================================
Shares Outstanding                                                  3,802,444
NET ASSET VALUE, Offering and Redemption Price per Share         $      21.01
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $6,586,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Equity Income Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                       EQUITY
                                                                       INCOME
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    910,117
Interest                                                              796,289
  Foreign Taxes Withheld                                               (1,106)
================================================================================
  TOTAL INCOME                                                      1,705,300
================================================================================
EXPENSES
Investment Advisory Fees                                              528,557
Transfer Agent Fees                                                     5,000
Administrative Fees                                                   103,227
Custodian Fees and Expenses                                            19,115
Directors' Fees and Expenses                                           11,076
Professional Fees and Expenses                                         23,433
Registration Fees and Expenses                                             56
Reports to Shareholders                                                46,625
Other Expenses                                                          6,977
================================================================================
  TOTAL EXPENSES                                                      744,066
  Fees and Expenses Paid Indirectly                                   (13,527)
================================================================================
     NET EXPENSES                                                     730,539
================================================================================
NET INVESTMENT INCOME                                                 974,761
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                 7,017,224
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                 1,500,412
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND FOREIGN
  CURRENCY TRANSACTIONS                                             8,517,636
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  9,492,397
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

EQUITY INCOME FUND

                                                        YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           1999          1998
OPERATIONS
Net Investment Income                               $   974,761   $   998,166
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                   7,017,224     1,862,509
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                   1,500,412     4,286,624
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            9,492,397     7,147,299
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                  (921,268)     (976,679)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                    (412,361)   (2,014,499)
================================================================================
TOTAL DISTRIBUTIONS                                  (1,333,629)   (2,991,178)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        32,790,025    24,505,640
Reinvestment of Distributions                         1,333,629     2,989,373
================================================================================
                                                     34,123,654    27,495,013
Amounts Paid for Repurchases of Shares              (22,735,328)  (11,399,085)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS                                 11,388,326    16,095,928
================================================================================
TOTAL INCREASE IN NET ASSETS                         19,547,094    20,252,049
NET ASSETS
Beginning of Period                                  60,345,518    40,093,469
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $103,485 and $49,995,
  respectively)                                     $79,892,612   $60,345,518
================================================================================

               ---------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           1,631,786     1,350,082
Shares Issued from Reinvestment of Distributions         63,475       167,472
================================================================================
                                                      1,695,261     1,517,554
Shares Repurchased                                   (1,135,876)     (627,712)
================================================================================
NET INCREASE IN FUND SHARES                             559,385       889,842
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO VARIABLE INVESTMENT
                                         FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund) (the "Fund", presented herein), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek the best possible current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 66.67% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $3 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $63,820,315 and $54,867,499, respectively. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $765,078 and $1,402,494, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $15,494,191 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $3,964,932, resulting in net appreciation of $11,529,259.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended December 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations were $1,297. Unfunded accrued pension costs of $0 and pension liability of $2,414 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Equity Income Fund, formerly INVESCO Variable Industrial Income Fund, (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------
                                                 1999       1998       1997       1996       1995
PER SHARE DATA
Net Asset Value-- Beginning of Period        $  18.61   $  17.04   $  14.33   $  12.58   $  10.09
===================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.26       0.33       0.30       0.28       0.19
Net Gains on Securities
  (Both Realized and Unrealized)                 2.50       2.23       3.71       2.52       2.76
===================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 2.76       2.56       4.01       2.80       2.95
===================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.25       0.32       0.29       0.28       0.20
Distributions from Capital Gains                 0.11       0.67       1.01       0.77       0.26
===================================================================================================
TOTAL DISTRIBUTIONS                              0.36       0.99       1.30       1.05       0.46
===================================================================================================
Net Asset Value-- End of Period                 21.01      18.61      17.04      14.33      12.58

TOTAL RETURN(a)                                14.84%     15.30%     28.17%     22.28%     29.25%

RATIOS
Net Assets-- End of Period ($000 Omitted)    $ 79,893   $ 60,346   $ 40,093   $ 22,342   $  8,362
Ratio of Expenses to Average Net Assets(b)(c)   1.05%      0.93%      0.91%      0.95%      1.03%
Ratio of Net Investment Income to
  Average Net Assets(b)                         1.38%      1.98%      2.18%      2.87%      3.50%
Portfolio Turnover Rate                           86%        73%        87%        93%        97%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(b) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.93%, 0.97%, 1.19%, and 2.31%, respectively, and ratio of net investment income to average net assets would have been 1.98%, 2.12%, 2.63% and 2.22%, respectively.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)










[INVESCO ICON] INVESCO

We're easy to stay in touch with:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A90 9033 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(TM)
--------------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-FINANCIAL SERVICES FUND




                                     ANNUAL





ANNUAL REPORT  |  December 31, 1999                      [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters.

To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the index does have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-FINANCIAL SERVICES FUND

                       VIF-FINANCIAL SERVICES FUND
                       AVERAGE ANNUAL TOTAL RETURN
                           AS OF 12/31/99(1)

      Since inception (9/99)                      11.00%
      ----------------------------------------------------------

      For the three months ended 12/31/99, VIF-Financial Services Fund had a total return of 11.56%. This lagged the S&P 500, which over the same period had a total return of 14.87. (Of course, past performance is not a guarantee of future results.)(1),(2)

      At the end of a difficult year for financial stocks, the fund enjoyed a strong fourth quarter, handily outperforming the sector. The strongest performers for the fund included brokerage stocks Morgan Stanley Dean Witter & Co and Goldman Sachs Corp, which benefited from robust investment banking and capital markets. Janus-driven Kansas City Southern Industries had an impressive quarter as well. Financial services powerhouse Citigroup Inc. also advanced, as did American Express and Marsh & McLennan, helped along by strength in its money manager and perceived firming of insurance pricing. Not surprisingly,the best-performing subsector for the year was the investment banking and brokerage group.

Graph: INVESCO VIF - Financial Services Fund
       Total Return from Inception (9/99) through 12/31/99 vs.
       S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO VIF-Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through 12/31/99.

      Associates First Capital, hurt by deteriorating credit quality and fear of increased competition in its business lines, performed poorly for the fund this year. Firstar Corp declined because of integration concerns surrounding its two mergers. The worst-performing subsector in 1999 was the savings and loans group, which was pulled down mostly by weak results from Washington Mutual.

      In general, we will continue to look for companies with above-average and sustainable earnings growth, strong fundamentals, and attractive valuations in relation to other firms in their respective sectors. We will continue to maintain more substantial weighting in the large- to middle-capitalization names. However, we are not without exposure to middle- to small-cap companies that we believe will benefit from a rally in this sector when it does come. Banks and thrifts will likely remain the largest weighting of the fund over the near-term, as credit quality remains excellent and international exposure is limited in these industries. In addition to the qualities mentioned above, we look for banks with attractive business mixes and favor those banks that have exhibited economically intelligent deployment of capital. Stocks of insurance companies with growth-oriented products will also be an area of focus.

FUND MANAGEMENT

      The fund is managed by Jeff Morris. Prior to joining INVESCO, Jeff worked at Norwest Mortgage. He received his BS degree in Business Administration, with concentrations in finance and real estate, from Colorado State University and his MS in Finance from the University of Colorado-Denver. Jeff is a Chartered Financial Analyst.


(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%        DESCRIPTION                                    AMOUNT          VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES FUND
90.59    COMMON STOCKS
36.56    BANKS
         Bank of New York                               10,975     $  439,000
         Chase Manhattan                                 5,400        419,512
         City National                                   2,800         92,225
         Comerica Inc                                    2,350        109,716
         Fifth Third Bancorp                             5,250        385,219
         First Security                                 12,170        310,716
         Firstar Corp                                   21,240        448,695
         Huntington Bancshares                           5,700        136,088
         North Fork Bancorp                              9,920        173,600
         Northern Trust                                  7,100        376,300
         Toronto-Dominion Bank                           4,700        126,900
         UnionBanCal Corp                                2,700        106,481
         Wells Fargo                                    10,850        438,747
================================================================================
                                                                    3,563,199
4.52     CONSUMER FINANCE
         American Express                                2,650        440,562
================================================================================
18.52    FINANCIAL
         Associates First Capital Class A Shrs          11,900        326,506
         Capital One Financial                           8,300        399,956
         Citigroup Inc                                   7,880        437,832
         Freddie Mac                                     7,350        345,909
         Providian Financial                             3,240        295,043
================================================================================
                                                                    1,805,246
13.33    INSURANCE
         AFLAC Inc                                       5,600        264,250
         American International Group                    1,300        140,562
         AXA Financial                                   6,500        220,187
         Hartford Life Class A Shrs                      5,700        250,800
         Nationwide Financial Services Class A Shrs      6,100        170,419
         Radian Group                                    3,300        157,575
         Travelers Property Casualty Class A Shrs        2,800         95,900
================================================================================
                                                                    1,299,693
4.48     INSURANCE BROKERS
         Marsh & McLennan                                4,560        436,335
================================================================================
8.02     INVESTMENT BANK/BROKER FIRM
         Donaldson, Lufkin & Jenrette                    1,000         48,375
         Goldman Sachs Group                             1,400        131,863
         Morgan Stanley Dean Witter & Co                 3,300        471,075
         Schwab (Charles) Corp                           3,400        130,475
================================================================================
                                                                      781,788

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%        DESCRIPTION                                    AMOUNT          VALUE
--------------------------------------------------------------------------------

0.69     RAILROADS
         Kansas City Southern Industries                   900     $   67,163
================================================================================
1.80     SAVINGS & LOAN
         Charter One Financial                           9,200        175,950
================================================================================
2.67     SERVICES
         Official Payments(a)                            5,000        260,000
================================================================================
         TOTAL COMMON STOCKS (Cost $8,783,954)                      8,829,936
================================================================================
9.41     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
            dated 12/31/1999 due 1/3/2000 at 2.800%,
            repurchased at $917,214 (Collateralized
            by US Treasury Inflationary Index Notes,
            due 1/15/2007 at 3.375%, value $934,695)
            (Cost $917,000)                          $ 917,000        917,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $9,700,954)
         (Cost for Income Tax Purposes $9,718,441)                 $9,746,936
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                    FINANCIAL
                                                                     SERVICES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $  9,700,954
================================================================================
  At Value(a)                                                    $  9,746,936
Cash                                                                    1,256
Receivables:
  Fund Shares Sold                                                     44,879
  Dividends and Interest                                                9,200
Prepaid Expenses and Other Assets                                          39
================================================================================
TOTAL ASSETS                                                        9,802,310
================================================================================
LIABILITIES
Payable for Fund Shares Repurchased                                   618,673
Accrued Expenses and Other Payables                                     4,704
================================================================================
TOTAL LIABILITIES                                                     623,377
================================================================================
NET ASSETS AT VALUE                                              $  9,178,933
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $  8,989,549
Accumulated Undistributed Net Investment Income                         8,846
Accumulated Undistributed Net Realized Gain
  on Investment Securities                                            134,556
Net Appreciation of Investment Securities                              45,982
================================================================================
NET ASSETS AT VALUE                                              $  9,178,933
================================================================================
Shares Outstanding                                                    826,911
NET ASSET VALUE, Offering and Redemption Price per Share         $      11.10
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $917,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Financial Services Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
PERIOD ENDED DECEMBER 31, 1999 (NOTE 1)


                                                                    FINANCIAL
                                                                     SERVICES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     13,769
Interest                                                               11,112
================================================================================
  TOTAL INCOME                                                         24,881
================================================================================
EXPENSES
Investment Advisory Fees                                                9,483
Transfer Agent Fees                                                     1,389
Administrative Fees                                                     6,128
Custodian Fees and Expenses                                             3,361
Professional Fees and Expenses                                         12,324
Other Expenses                                                             83
================================================================================
  TOTAL EXPENSES                                                       32,768
  Fees and Expenses Absorbed by Investment Adviser                    (14,434)
  Fees and Expenses Paid Indirectly                                    (2,299)
================================================================================
     NET EXPENSES                                                      16,035
================================================================================
NET INVESTMENT INCOME                                                   8,846
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                            134,556
Change in Net Appreciation of Investment Securities                    45,982
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     180,538
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    189,384
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

FINANCIAL SERVICES FUND

                                                                       PERIOD
                                                                        ENDED
                                                                  DECEMBER 31
--------------------------------------------------------------------------------
                                                                         1999
                                                                     (Note 1)
OPERATIONS
Net Investment Income                                            $      8,846
Net Realized Gain on Investment Securities                            134,556
Change in Net Appreciation of Investment Securities                    45,982
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                            189,384
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                      14,141,157
Amounts Paid for Repurchases of Shares                             (5,399,608)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS             8,741,549
================================================================================
TOTAL INCREASE IN NET ASSETS                                        8,930,933
NET ASSETS
Initial Subscription                                                  248,000
Beginning of Period                                                         0
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $8,846)                               $  9,178,933
================================================================================

            --------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                                   24,800
Shares Sold                                                         1,317,359
================================================================================
                                                                    1,342,159
Shares Repurchased                                                   (515,248)
================================================================================
NET INCREASE IN FUND SHARES                                           826,911
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT
                                        FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund (the "Fund", presented herein), Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. The Fund commenced investment operations on September 21, 1999. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $10,306,934 and $1,657,537, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $537,987 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $509,492, resulting in net appreciation of $28,495.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Financial Services Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period September 21, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     PERIOD
                                                                      ENDED
                                                                DECEMBER 31
--------------------------------------------------------------------------------
                                                                       1999(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                           $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.01
Net Gains on Securities
  (Both Realized and Unrealized)                                       1.09
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       1.10
================================================================================
Net Asset Value--End of Period                                      $ 11.10
================================================================================

TOTAL RETURN(b)                                                       11.00%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                          $   9,179
Ratio of Expenses to Average Net Assets(d)(e)                          1.39%(f)
Ratio of Net Investment Income to Average Net Assets(d)                0.67%(f)
Portfolio Turnover Rate                                                  37%(c)

(a) From September 21, 1999, commencement of investment operations, through December 31, 1999.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.48% (annualized), and ratio of net investment income to average net assets would have been (0.42%) (annualized).

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS(TM)







[INVESCO ICON] INVESCO


We're easy to stay in touch with:

Advisor Sales: 1-800-884-4229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A757 9040 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.


VIF-HEALTH SCIENCES FUND




                                     ANNUAL





ANNUAL REPORT  |  December 31, 1999                       [INVESCO ICON] INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the index does have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-HEALTH SCIENCES FUND

                            VIF-HEALTH SCIENCES FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 12/31/991

           1 year 4.86%
           ----------------------------------------------------------
           Since inception (5/97) 21.22%
           ----------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Health Sciences Fund gained 4.86%. This return lagged its benchmark, the S&P 500 Index, which over the same period returned 21.03%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      In a year that was difficult for many health care firms, biotechnology companies were the market leaders in the health sciences sector in 1999. The genomics revolution and promise of monoclonal antibodies has driven the performance of these stocks. The genomics field holds the potential to identify more specific drug targets in a shorter time frame. Monoclonal antibodies have been recognized as a new way to treat cancers, arthritis and asthma, and will better serve these relatively unmet medical needs. Performance at the end of the quarter was aided by the fund's biotech weighting. Biotechnology benefited from interest in genomics companies, such as Human Genome Sciences, Affymetrix, Abgenix Inc, and Millennium Pharmaceuticals. These companies will participate in the enormous potential associated with the unraveling of the human genome, which has sparked the interest of the investment community.

Graph: INVESCO VIF - Health Sciences Fund
                     Total Return Since Inception 5/97 vs S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO VIF-Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/99.

      Because of our focus on drug companies, however, the fund underperformed the S&P 500 Index for the year. Nevertheless, we continue to expect the pharmaceutical industry be the largest weighting of the portfolio over the near-term. The biotechnology weighting was increased during the fourth quarter, and it also will remain a significant portion of the fund. We're encouraged by the subsector's new product cycle, consolidation, and lack of Medicare reform exposure. We will continue to underweight the medical devices industry, which is exhibiting poor fundamentals. And we will continue to underweight the health care services industry in light of recent litigation activity and Medicare reform.

FUND MANAGEMENT

    VIF-Health Sciences Fund is managed by INVESCO Senior Vice President John R. Schroer, a Chartered Financial Analyst. He launched his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%      DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
100.00 COMMON STOCKS
36.97  BIOTECHNOLOGY
       Abgenix Inc(a)                                     1,380    $   182,850
       Alexion Pharmaceuticals(a)                         4,010        120,801
       Amgen Inc(a)                                      11,600        696,725
       Biogen Inc(a)                                      6,270        529,815
       Chiron Corp(a)                                     7,500        317,812
       Collateral Therapeutics(a)                           300          5,737
       Enzon Inc(a)                                         600         26,025
       Genentech Inc(a)                                   4,510        606,595
       Gilead Sciences(a)                                   690         37,346
       Human Genome Sciences(a)                           1,040        158,730
       ICOS Corp(a)                                       1,570         45,922
       IDEC Pharmaceuticals(a)                            3,570        350,752
       ILEX Oncology(a)                                   3,040         73,340
       Immunex Corp(a)                                    2,570        280,933
       Medarex Inc(a)                                     4,050        150,863
       MedImmune Inc(a)                                   2,220        368,243
       Millennium Pharmaceuticals(a)                        910        111,020
       Protein Design Labs(a)                               510         35,700
       Titan Pharmaceuticals(a)                           4,080         77,520
       Transkaryotic Therapies(a)                         3,790        145,915
================================================================================
                                                                    4,322,644
0.13   COMPUTER RELATED
       SciQuest.com Inc(a)                                  200         15,900
================================================================================
0.19   CONGLOMERATES
       Monsanto Co                                          640         22,800
================================================================================
4.02   ELECTRONICS  -- INSTRUMENTS
       PE Corp-PE Biosystems Group                        2,600        312,813
       Waters Corp                                        2,970        157,410
================================================================================
                                                                      470,223
45.91  HEALTH CARE DRUGS -- PHARMACEUTICALS
       Alkermes Inc(a)                                    1,790         87,934
       Allergan Inc                                       3,190        158,702
       American Home Products                             3,275        129,158
       AstraZeneca Group PLC Sponsored ADR
         Representing Ord Shrs                           10,940        456,745
       Bristol-Myers Squibb                               1,810        116,179
       Forest Laboratories(a)                             4,370        268,482

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

       Glaxo Wellcome PLC Sponsored ADR
        Representing 2 Ord Shrs                           5,020  $     280,493
       Inhale Therapeutic Systems(a)                      1,490         63,418
       Johnson & Johnson                                  6,585        613,228
       Lilly (Eli) & Co                                   7,330        487,445
       Merck & Co                                         9,010        604,233
       Pfizer Inc                                         7,860        254,959
       Pharmacia & Upjohn                                 1,930         86,850
       QLT PhotoTherapeutics(a)                           1,130         66,388
       Schering-Plough Corp                              13,475        568,477
       Shire Pharmaceuticals Group PLC(a)                 1,465         14,780
       SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                           6,045        389,525
       Takeda Chemical Industries Ltd                     1,190         58,807
       Warner-Lambert Co                                  7,385        605,108
       Yamanouchi Pharmaceutical Ltd                      1,630         56,944
================================================================================
                                                                     5,367,855
2.97   HEALTH CARE -- SERVICES
       Columbia/HCA Healthcare                            7,870        230,689
       Healtheon/WebMD Corp(a)                            3,100        116,250
================================================================================
                                                                      346,939
9.81   MEDICAL EQUIPMENT & DEVICES
       Bard (C R) Inc                                     2,750        145,750
       Bausch & Lomb                                      2,720        186,150
       Baxter International                               6,370        400,116
       Guidant Corp                                       1,680         78,960
       Medtronic Inc                                      8,064        293,832
       VISX Inc(a)                                          810         41,918
================================================================================
                                                                     1,146,726
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $10,784,087)
           (Cost for Income Tax Purposes $10,947,440)             $ 11,693,087
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                        $ 10,784,087
================================================================================
  At Value                                                       $ 11,693,087
Receivables:
  Investment Securities Sold                                           12,199
  Fund Shares Sold                                                    312,778
  Dividends and Interest                                                2,519
Prepaid Expenses and Other Assets                                          83
================================================================================
TOTAL ASSETS                                                       12,020,666
================================================================================
LIABILITIES
Payables:
  Custodian                                                                92
  Fund Shares Repurchased                                                  47
Borrowings on Line of Credit                                          367,000
Accrued Expenses and Other Payables                                     2,004
================================================================================
TOTAL LIABILITIES                                                     369,143
================================================================================
NET ASSETS AT VALUE                                              $ 11,651,523
================================================================================
NET ASSETS
Paid-in Capital(a)                                               $ 10,576,023
Accumulated Undistributed Net Investment Income                        11,775
Accumulated Undistributed Net Realized Gain on Investment
  Securities and Foreign Currency Transactions                        154,738
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                               908,987
================================================================================
NET ASSETS AT VALUE                                              $ 11,651,523
================================================================================
Shares Outstanding                                                    727,350
NET ASSET VALUE, Offering and Redemption Price per Share         $      16.02
================================================================================

(a) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     21,853
Interest                                                               30,876
  Foreign Taxes Withheld                                                 (288)
================================================================================
  TOTAL INCOME                                                         52,441
================================================================================
EXPENSES
Investment Advisory Fees                                               24,354
Transfer Agent Fees                                                     5,000
Administrative Fees                                                    18,605
Custodian Fees and Expenses                                            12,094
Directors' Fees and Expenses                                            8,115
Interest Expenses                                                          66
Professional Fees and Expenses                                         16,856
Registration Fees and Expenses                                             39
Reports to Shareholders                                                 8,562
Other Expenses                                                            513
================================================================================
  TOTAL EXPENSES                                                       94,204
  Fees and Expenses Absorbed by Investment Adviser                    (45,308)
  Fees and Expenses Paid Indirectly                                    (8,242)
================================================================================
     NET EXPENSES                                                      40,654
================================================================================
NET INVESTMENT INCOME                                                  11,787
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities                                               168,854
  Foreign Currency Transactions                                           418
================================================================================
     Total Net Realized Gain                                          169,272
================================================================================
Change in Net Appreciation of:
  Investment Securities                                               498,282
  Foreign Currency Transactions                                         6,964
================================================================================
     Total Net Appreciation                                           505,246
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS   674,518
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    686,305
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

HEALTH SCIENCES FUND

                                                         YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           1999          1998
OPERATIONS
Net Investment Income                               $    11,787   $     4,656
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                     169,272        63,995
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                     505,246       369,979
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              686,305       438,630
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
================================================================================
Net Investment Income                                    (5,893)       (4,154)
Net Realized Gain on Investment Securities and Foreign
  Currency Transactions                                       0       (47,939)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           0       (13,061)
================================================================================
TOTAL DISTRIBUTIONS                                      (5,893)      (65,154)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        19,779,104     5,323,628
Reinvestment of Distributions                             5,893        65,154
================================================================================
                                                     19,784,997     5,388,782
Amounts Paid for Repurchases of Shares              (11,191,495)   (3,807,607)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                        8,593,502     1,581,175
================================================================================
TOTAL INCREASE IN NET ASSETS                          9,273,914     1,954,651
NET ASSETS
Beginning of Period                                   2,377,609       422,958
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $11,775 and $277,
  respectively)                                     $11,651,523   $ 2,377,609
================================================================================

                ------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           1,318,340       403,110
Shares Issued from Reinvestment of Distributions            392         4,472
================================================================================
                                                      1,318,732       407,582
Shares Repurchased                                     (746,864)     (290,418)
================================================================================
Net Increase in Fund Shares                             571,868       117,164
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT
                                                         FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund (the "Fund", presented herein), High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 47.40% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $5,604 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $14,334,316 and $5,502,219, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $1,121,736 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $376,089, resulting in net appreciation of $745,647.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, Health Sciences Fund had an outstanding loan under the line of credit at an interest rate of 6.500%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On January 3, 2000, Health Sciences Fund paid the loan in full, including interest.


                  ---------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Health Sciences Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 22, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                 1999       1998(a)     1997(b)
PER SHARE DATA
Net Asset Value-- Beginning of Period       $   15.29  $   11.04   $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.02       0.05        0.10
Net Gains on Securities (Both Realized
 and Unrealized)                                 0.72       4.66        0.94
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 0.74       4.71        1.04
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.01       0.03        0.00
Distributions from Capital Gains                 0.00       0.34        0.00
In Excess of Capital Gains                       0.00       0.09        0.00
================================================================================
TOTAL DISTRIBUTIONS                              0.01       0.46        0.00
================================================================================
Net Asset Value-- End of Period             $   16.02  $   15.29   $   11.04
================================================================================

TOTAL RETURN(c)                                 4.86%     42.85%      10.40%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)   $  11,652   $  2,378      $  423
Ratio of Expenses to Average Net
  Assets(e)(f)                                  1.48%      1.27%       0.60%(g)
Ratio of Net Investment Income to Average
Net Assets(e)                                   0.36%      0.35%       2.34%(g)
Portfolio Turnover Rate                          173%       107%        112%(d)

(a) The per share information was computed based on average shares.

(b) From May 22, 1997, commencement of investment operations, to December 31, 1997.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (1.01%), (2.58%) and (18.51%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g) Annualized

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)









[INVESCO ICON] INVESCO


We're easy to stay in touch with:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A12 9041 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(TM)
--------------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HIGH YIELD FUND




                                     ANNUAL





ANNUAL REPORT  |  December 31, 1999                      [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the periods from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-HIGH YIELD FUND

                            VIF-HIGH YIELD FUND
                        AVERAGE ANNUAL TOTAL RETURN
                             AS OF 12/31/99(1)

            1 year                                  9.20%
            -------------------------------------------------
            5 years                                12.65%
            -------------------------------------------------
            Since inception (5/94)                 11.34%
            -------------------------------------------------

       For the one-year period ended 12/31/99, VIF-High Yield Fund had a total return of 9.20%. The fund greatly outperformed its benchmark, the Merrill Lynch High Yield Master Index, which over the same period had a total return of 1.57%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Within a difficult high-yield environment this past year, our superior performance has been driven by the ability to choose issues within specific investment themes that are most likely to experience positive events, and through the avoidance of problem credits and defaults. The fund's outperformance has resulted from avoidance of credit risk experiences (i.e., defaults and credit quality decline), continued "big bang" positive events leading to significant credit improvement, and the improvement of situations where the issuer's credit quality has recovered from declines experienced in 1998. Continuing high yield market default activity has further differentiated the fund's performance from its peer group. We feel that credit selection/avoidance and "big bang" events will be the key determinants of continued success through 2000.

Graph:  INVESCO VIF - High Yield Fund
        Total Return Since Inception (5/94) through 12/31/99 vs Merrill Lynch High Yield Master Index

        This line graph compares the value of a $10,000 investment in INVESCO VIF-High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/94) through 12/31/99.

      We continue to focus on energy, gaming, broadcasting, communications, electric utilities, and special situations. The fundamentals brought on by continuing domestic economic growth and a stronger global economy are not fully reflected in current valuations within the high-yield market. Thus, we feel that the current environment provides an excellent opportunity for the long-term investor. Eventually, valuations will be driven by the continuing strength of the economy and the associated effect on fundamentals that underlie the credits.

FUND MANAGEMENT

VIF-High Yield Fund is managed by Senior Vice President and Director of Fixed-Income Investments Jerry Paul. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant. Jerry recently was named Morningstar's 1999 Fixed-Income Manager of the Year.


(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE MERRILL LYNCH HIGH YIELD INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE HIGH-YIELD MARKETS. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL
%        DESCRIPTION                                  AMOUNT            VALUE
--------------------------------------------------------------------------------

HIGH YIELD FUND
91.02    FIXED INCOME SECURITIES
91.02    CORPORATE BONDS
0.97     BIOTECHNOLOGY
         Packard BioScience,
           Sr Sub Notes,
             Series B, 9.375%, 3/1/2007        $     650,000     $    552,500
================================================================================
5.02     BROADCASTING
         Brill Media LLC/Brill Media
           Management, Gtd Sr Step-Up Notes
             12.000%(a), 12/5/2007             $     250,000          177,500
         Chancellor Media of Los Angeles,
           Gtd Sr Sub Notes, Series B,
             10.500%, 1/15/2007                $     400,000          434,000
         LIN Holdings, Sr Discount Step-Up
           Notes, Zero Coupon(a), 3/1/2008     $   1,200,000          808,500
         LIN Television, Gtd Sr Sub Notes,
           8.375%, 3/1/2008                    $     500,000          465,000
         Sinclair Broadcast Group, Gtd Sr Sub
           Notes, 10.000%, 9/30/2005           $     500,000          495,000
         Young Broadcasting, Gtd Sr Sub Notes,
           Series B, 9.000%, 1/15/2006         $     500,000          481,250
================================================================================
                                                                    2,861,250
8.83     CABLE
         Charter Communications Holdings,
           Sr Discount Step-Up Notes
             Zero Coupon(a), 4/1/2011          $    500,000          293,125
         Comcast Cable Partners Ltd,
           Sr Discount Step-Up Deb
             Zero Coupon(a), 11/15/2007        $  1,450,000        1,381,125
         Mediacom LLC/Mediacom Capital,
           Sr Notes, 7.875%, 2/15/2011         $    250,000          220,000
         NTL Inc, Sr Deferred Coupon
           Step-Up Notes, Series B,
             Zero Coupon(a), 2/1/2006          $    500,000          452,500
             Zero Coupon(a), 4/1/200           $    500,000          345,000
         Renaissance Media Group LLC,
           Gtd Sr Discount Step-Up Notes
             Zero Coupon(a), 4/15/2008         $  1,000,000          700,000
         TeleWest PLC, Sr Discount Step-Up
           Deb, Zero Coupon(a), 10/1/2007      $  1,500,000        1,398,750
         United International Holdings,
           Sr Secured Discount
             Step-Up Notes, Series B
             Zero Coupon(a), 2/15/2008         $    380,000          243,200
================================================================================
                                                                   5,033,700

--------------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL
%        DESCRIPTION                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
1.93     CHEMICALS
         Huntsman Corp, Sr Sub Notes(b),
           9.500%, 7/1/2007                    $    500,000          473,750
         Huntsman Polymers, Sr Notes,
           11.750%, 12/1/2004                  $    600,000          627,000
================================================================================
                                                                   1,100,750
1.52     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         World Access, Sr Notes, Series B,
           13.250%, 1/15/2008                  $    500,000          450,000
         Worldwide Fiber, Sr Notes,
           12.500%, 12/15/2005                 $    400,000          416,000
================================================================================
                                                                     866,000
5.22     COMPUTER RELATED
         Metromedia Fiber Network, Sr Notes,
           Series B, 10.000%, 11/15/2008       $  1,250,000        1,278,125
         PSINet
           Sr Notes, 11.000%, 8/1/2009         $    500,000          515,000
           Sr Notes(b), 10.500%, 12/1/2006     $  1,000,000        1,007,500

        WAM!NET, Gtd Sr Discount
           Step-Up Notes, Series B,
             Zero Coupon(a), 3/1/2005          $     300,000     $    174,000
================================================================================
                                                                    2,974,625
4.12     ELECTRIC UTILITIES
         Cleveland Electric Illuminating,
           Sr Secured Notes, Series D,
             7.880%, 11/1/2017                 $   1,000,000          941,489
         El Paso Electric, 1st Mortgage,
           Series D, 8.900%, 2/1/2006          $   1,000,000        1,029,663
         Niagara Mohawk Power, Sr Discount
           Step-Up Notes, Series H
             Zero Coupon(a), 7/1/2010          $     500,000          377,673
================================================================================
                                                                    2,348,825
0.36     ELECTRICAL EQUIPMENT
         Alpine Group, Gtd Sr Secured Notes,
           Series B, 12.250%, 7/15/2003        $     200,000          206,000
================================================================================

--------------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL
%        DESCRIPTION                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
0.32     ENGINEERING & CONSTRUCTION
         Ryland Group, Sr Sub Notes,
           8.250%, 4/1/2008                    $     200,000          182,000
================================================================================
3.43     GAMING
         Aztar Corp, Sr Sub Notes,
           8.875%, 5/15/2007                   $   1,000,000          960,000
         Isle of Capri Casinos, Sr Sub
           Notes, 8.750%, 4/15/2009            $     500,000          460,000
         Station Casinos, Sr Sub Notes,
           9.750%, 4/15/2007                   $     300,000          301,500
         Venetian Casino Resort LLC/Las Vegas
           Sands, Gtd Mortgage Notes
             12.250%, 11/15/2004               $     271,000          233,738
================================================================================
                                                                    1,955,238
1.30     HEALTH CARE RELATED
         PharMerica Inc, Gtd Sr Sub Notes,
           8.375%, 4/1/2008                    $   1,000,000          740,000
================================================================================
0.64     HOUSEHOLD PRODUCTS
         Home Products International,
           Gtd Sr Sub Notes,
             9.625%, 5/15/2008                 $     400,000          365,000
================================================================================
1.24     IRON & STEEL
         Inland Steel, 1st Mortgage,
           Series R, 7.900%, 1/15/2007         $     488,000          464,820
         National Steel, 1st Mortgage,
           8.375%, 8/1/2006                    $     250,000          238,750
================================================================================
                                                                      703,570
0.40     LODGING -- HOTELS
         Signature Resorts, Sr Sub Notes,
           9.750%, 10/1/2007                   $    250,000           225,000
================================================================================
0.61     METALS MINING
         Bulong Operations Property Ltd,
           Sr Secured Notes,
             12.500%, 12/15/2008               $    500,000           350,000
================================================================================
4.36     OIL & GAS RELATED
         Belco Oil & Gas, Sr Sub Notes,
           Series B, 8.875%, 9/15/2007         $    400,000           382,000
         Canadian Forest Oil Ltd, Gtd Sr Sub
           Notes, 8.750%, 9/15/2007            $    700,000           669,375
         Cliffs Drilling, Gtd Sr Notes,
           Series B, 10.250%, 5/15/2003        $    360,000           363,600
         Coda Energy, Gtd Sr Sub Notes,
           Series B, 10.500%, 4/1/2006         $    200,000           205,000
         Forest Oil, Gtd Sr Sub Notes,
           10.500%, 1/15/2006                  $    150,000           151,500
         GulfMark Offshore, Gtd Sr Notes,
           8.750%, 6/1/2008                    $    250,000           230,000
         Houston Exploration, Sr Sub Notes,
           Series B, 8.625%, 1/1/2008          $    500,000           482,500
================================================================================
                                                                    2,483,975
1.84     PAPER & FOREST PRODUCTS
         Bear Island Paper LLC/Bear Island
           Finance II, Sr Secured Notes
             Series B, 10.000%, 12/1/2007      $    600,000           586,500
         Doman Industries Ltd, Sr Notes,
           Series B, 9.250%, 11/15/2007        $    250,000           200,000
         SD Warren, Sub Exchangeable Deb,
           14.000%, 12/15/2006                 $    231,750           259,560
================================================================================
                                                                    1,046,060

--------------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL
%        DESCRIPTION                                  AMOUNT            VALUE
--------------------------------------------------------------------------------

0.45     PERSONAL CARE
         Revlon Consumer Products, Sr Notes,
           8.125%, 2/1/2006                    $     350,000     $    257,250
================================================================================
1.57     POLLUTION CONTROL
         Allied Waste North America, Sr Sub
           Notes(b), 10.000%, 8/1/2009         $   1,000,000          895,000
================================================================================
4.44     SERVICES
         Heritage Media, Sr Sub Notes,
           8.750%, 2/15/2006                   $     500,000          505,625
         NationsRent Inc, Gtd Sr Sub Notes,
           10.375%, 12/15/2008                 $     625,000          615,625
         United Rentals, Gtd Sr Sub Notes, Series B,
             9.000%, 4/1/2009                  $     750,000          708,750
             8.800%, 8/15/2008                 $     750,000          700,312
================================================================================
                                                                    2,530,312
0.17     SHIPPING
         TBS Shipping International Ltd,
           1st Pfd Shipping Mortgage Notes(c)
             10.000%, 5/1/2005                 $     250,000           95,000
================================================================================
1.20     SPECIALTY PRINTING
         MDC Communications, Sr Sub Notes,
           10.500%, 12/1/2006                  $     500,000          493,750
         World Color Press, Sr Sub Notes,
           7.750%, 2/15/2009                   $     200,000          190,000
================================================================================
                                                                      683,750
4.16     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Esat Holdings Ltd, Sr Deferred Step-Up Notes,
             Series B Zero Coupon(a), 2/1/2007 $     650,000          539,500
         Microcell Telecommunications,
           Sr Discount Step-Up Notes, Series B
             Zero Coupon(a), 6/1/2006          $     700,000          617,750
         Rogers Cantel, Sr Secured Deb,
           9.750%, 6/1/2016                    $     250,000          280,000
         Telecorp PCS, Sr Discount Step-Up
           Notes, Zero Coupon(a), 4/15/2009    $     650,000          409,500
         Williams Communications Group,
           Sr Notes, 10.875%, 10/1/2009        $     500,000          522,500
================================================================================
                                                                    2,369,250

--------------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL
%        DESCRIPTION                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
15.90    TELECOMMUNICATIONS -- LONG DISTANCE
         Call-Net Enterprises, Sr Discount Step-Up
           Notes, Zero Coupon(a), 5/15/2009    $   1,000,000          492,500
         Esprit Telecom Group PLC, Sr Notes,
           11.500%, 12/15/2007                 $     750,000          751,875
         GCI Inc, Sr Notes, 9.750%, 8/1/2007   $     495,000          460,350
         Global Crossing Holdings Ltd,
           Gtd Sr Notes, 9.625%, 5/15/2008     $     500,000          500,000
         GlobeNet Communications Group, Sr
           Notes(b), 13.000%, 7/15/2007        $     300,000          305,625
         GST Network Funding, Sr Secured
           Discount Step-Up Notes
             Zero Coupon(a), 5/1/2008          $     400,000          193,000
         IXC Communications, Sr Sub Notes,
           9.000%, 4/15/2008                   $   2,500,000        2,525,000
         Level 3 Communications
           Sr Discount Step-Up Notes, Zero
             Coupon(a), 12/1/2008              $   2,600,000        1,573,000
           Sr Notes, 9.125%, 5/1/2008          $     500,000          471,250
         Primus Telecommunications Group, Sr
           Notes, Series B, 9.875%, 5/15/2008  $     250,000          228,750
         Qwest Communications International,
           Sr Discount Step-Up Notes, Series B
             Zero Coupon(a)
               10/15/2007                      $     900,000          729,000
               2/1/2008                        $     250,000          193,125
         Startec Global Communications, Sr
           Notes, 12.000%, 5/15/2008           $     150,000          131,250
         Viatel Inc, Sr Notes,
           11.500%, 3/15/2009                  $     500,000          506,250
================================================================================
                                                                    9,060,975

19.41    TELEPHONE
         Diamond Cable Communications, PLC,
           Sr Discount Step-Up Notes
             13.250%, 9/30/2004                $     750,000     $    803,438
           Zero Coupon(a)
             12/15/2005                        $     500,000          472,500
             2/15/2007                         $     400,000          328,000
         Focal Communications, Sr Discount
           Step-Up Notes, Zero Coupon(a),
             2/15/2008                         $     500,000          325,000
         Intermedia Communications
           Sr Discount Step-Up Notes, Series B,
             Zero Coupon(a), 3/1/2009          $   1,750,000        1,043,437
           Sr Notes, 8.500%, 1/15/2008         $     250,000          228,750
         McLeodUSA Inc
           Sr Discount Step-Up Notes,
             Zero Coupon(a), 3/1/2007          $     250,000          205,000
           Sr Notes, 8.125%, 2/15/2009         $     500,000          466,250
         MetroNet Communications, Sr Discount
           Step-Up Notes, Zero Coupon(a)
             11/1/2007                         $     250,000          207,500
             6/15/2008                         $   1,650,000        1,295,250
         Netia Holdings BV, Gtd Sr Discount
           Step-Up Notes, Series B
             Zero Coupon(a), 11/1/2007         $     525,000          341,250

--------------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL
%        DESCRIPTION                                  AMOUNT            VALUE
--------------------------------------------------------------------------------

         NEXTLINK Communications
           Sr Discount Step-Up Notes,
             Zero Coupon(a), 4/15/2008         $   1,000,000          640,000
           Sr Notes
             10.750%, 11/15/2008               $     500,000          515,000
             9.625%, 10/1/2007                 $     250,000          243,750
         NEXTLINK Communications LLC/NEXTLINK
           Capital, Sr Notes,
             12.500%, 4/15/2006                $   1,000,000        1,077,500
         RCN Corp
           Sr Discount Step-Up Notes,
             Series B, Zero Coupon(a),
               2/15/2008                       $   1,000,000          655,000
           Sr Notes, 10.125%, 1/15/2010        $     500,000          497,500
         Rhythms NetConnections, Sr Discount
           Step-Up Notes, Series B
             Zero Coupon(a), 5/15/2008         $     500,000          268,750
         United Pan-Europe Communications NV
           Sr Discount Step-Up Notes,
             Zero Coupon(a), 8/1/2009          $   1,250,000          703,125
           Sr Notes(b), 10.875%, 11/1/2007     $     500,000          507,500
         US WEST Communications,
           Notes, 5.650%, 11/1/2004            $     250,000          233,933
================================================================================
                                                                   11,058,433
1.61     TEXTILE -- APPAREL MANUFACTURING
         WestPoint Stevens, Sr Notes,
           7.875%, 6/15/2005                   $   1,000,000          915,000
================================================================================
         TOTAL FIXED INCOME SECURITIES
           (Cost $54,273,258)                                      51,859,463
================================================================================
0.04     COMMON STOCKS & WARRANTS
0.03     COMPUTER RELATED
         WAM!NET Warrants(d) (Exp 2005)                  900           20,475
================================================================================
0.00     TELECOMMUNICATIONS -- LONG DISTANCE
         Startec Global Communications
           Warrants(b)(d) (Exp 2008)                     150            1,500
================================================================================

--------------------------------------------------------------------------------
                                                   SHARES OR
                                                   PRINCIPAL
%        DESCRIPTION                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
0.01     TELEPHONE
         Intermedia Communications(d)                     89     $      3,454
================================================================================
         TOTAL COMMON STOCKS & WARRANTS (Cost $2,857)                  25,429
================================================================================
3.73     PREFERRED STOCKS
0.54     PUBLISHING
         PRIMEDIA Inc, Exchangeable Pfd,
           Series H Shrs, 8.625%                       3,500          304,500
================================================================================
0.78     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Nextel Communications, Exchangeable
           Pfd(e), Series E Shrs, 11.125%                445          445,000
================================================================================
1.76     TELECOMMUNICATIONS -- LONG DISTANCE
         Global Crossing Holdings Ltd, Sr
           Exchangeable Pfd(e), 10.500%               10,000        1,005,000
================================================================================
0.65     TELEPHONE
         Intermedia Communications
           Depository Shr Representing 1/100 Conv
             Jr Pfd, Series F Shrs, 7.000%             6,500          173,063
           Pfd(e), Series B Shrs, 13.500%                199          195,020
================================================================================
                                                                      368,083
         TOTAL PREFERRED STOCKS (Cost $2,135,468)                   2,122,583
================================================================================
5.21     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 12/31/1999 due 1/3/2000 at
           2.800%, repurchased at $2,968,693
           (Collateralized by US Treasury
           Inflationary Index Notes, due 1/15/2007
           at 3.375%, value $3,027,598)
           (Cost $2,968,000)                   $   2,968,000        2,968,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $59,379,583)
         (Cost for Income Tax Purposes $59,380,993)              $ 56,975,475
================================================================================

(a) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(b) Securities are acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(c) Security is a defaulted security with respect to cumulative interest payments of $12,500 at December 31, 1999.

(d) Security is non-income producing.

(e) Security is a payment-in-kind (PIK) security. PIK securities may make interest payment in additional securities.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                         HIGH
                                                                        YIELD
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 59,379,583
================================================================================
  At Value(a)                                                    $ 56,975,475
Cash                                                                  297,206
Receivables:
  Investment Securities Sold                                           21,146
  Fund Shares Sold                                                    680,705
  Dividends and Interest                                              772,555
Prepaid Expenses and Other Assets                                       1,202
================================================================================
TOTAL ASSETS                                                       58,748,289
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     303,732
  Fund Shares Repurchased                                              60,569
Accrued Expenses and Other Payables                                     5,383
================================================================================
TOTAL LIABILITIES                                                     369,684
================================================================================
NET ASSETS AT VALUE                                              $ 58,378,605
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 61,603,930
Accumulated Undistributed Net Investment Income                       478,163
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                            (1,299,380)
Net Depreciation of Investment Securities                          (2,404,108)
================================================================================
NET ASSETS AT VALUE                                              $ 58,378,605
================================================================================
Shares Outstanding                                                  5,073,218
NET ASSET VALUE, Offering and Redemption Price per Share         $      11.51
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $2,968,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to High Yield Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                         HIGH
                                                                        YIELD
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    207,574
Interest                                                            4,616,816
================================================================================
  TOTAL INCOME                                                      4,824,390
================================================================================
EXPENSES
Investment Advisory Fees                                              293,782
Transfer Agent Fees                                                     5,000
Administrative Fees                                                   122,285
Custodian Fees and Expenses                                            13,738
Directors' Fees and Expenses                                           10,126
Professional Fees and Expenses                                         21,298
Registration Fees and Expenses                                             52
Reports to Shareholders                                                31,560
Other Expenses                                                         15,023
================================================================================
  TOTAL EXPENSES                                                      512,864
  Fees and Expenses Paid Indirectly                                   (10,430)
================================================================================
     NET EXPENSES                                                     502,434
================================================================================
NET INVESTMENT INCOME                                               4,321,956
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (925,346)
Change in Net Appreciation of Investment Securities                   716,141
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                    (209,205)
================================================================================
Net Increase in Net Assets from Operations                       $  4,112,751
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

HIGH YIELD FUND

                                                        YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                         1999            1998
OPERATIONS
Net Investment Income                               $ 4,321,956 $   3,373,382
Net Realized Gain (Loss) on Investment Securities      (925,346)      694,287
Change in Net Appreciation (Depreciation) of
  Investment Securities                                 716,141    (3,509,648)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            4,112,751       558,021
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                (3,850,861)   (3,379,839)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           0      (797,161)
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions           (4,126)     (380,864)
================================================================================
TOTAL DISTRIBUTIONS                                  (3,854,987)   (4,557,864)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        42,185,089    39,772,368
Reinvestment of Distributions                         3,854,987     4,557,864
================================================================================
                                                     46,040,076    44,330,232
Amounts Paid for Repurchases of Shares              (29,944,825)  (29,185,713)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            16,095,251    15,144,519
================================================================================
TOTAL INCREASE IN NET ASSETS                         16,353,015    11,144,676
NET ASSETS
Beginning of Period                                  42,025,590    30,880,914
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $478,163 and $6,969, respectively)             $58,378,605  $ 42,025,590
================================================================================

           ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           3,541,193     3,145,683
Shares Issued from Reinvestment of Distributions        339,049       401,574
================================================================================
                                                      3,880,242     3,547,257
Shares Repurchased                                   (2,522,474)   (2,310,193)
================================================================================
NET INCREASE IN FUND SHARES                           1,357,768     1,237,064
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT
                                        FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund (the "Fund", presented herein), Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stock. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date method. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.

The Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1999, the Fund had $1,155,674 in net capital loss carryovers which expire in the year 2007.

The Fund incurred and elected to defer post-October 31 net capital losses of $142,295 to the year ended December 31, 2000. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 4.48% qualified for the dividends received deduction available to the Fund's corporate shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $99 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $79,202,858 and $66,397,626 respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $413,637 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,819,155 resulting in net depreciation of $2,405,518.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended December 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations were $906. Unfunded accrued pension costs of $0 and pension liability of $1,653 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.


           ----------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable High Yield Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

HIGH YIELD FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                 1999      1998      1997       1996      1995
PER SHARE DATA
Net Asset Value--
  Beginning of Period         $ 11.31   $ 12.46   $ 11.78    $ 11.04   $ 10.01
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income            0.93      0.97      0.78       0.72      0.55
Net Gains or (Losses) on
  Securities (Both Realized and
  Unrealized)                    0.11     (0.80)     1.26       1.11      1.43
================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                     1.04      0.17      2.04       1.83      1.98
================================================================================
LESS DISTRIBUTIONS
Dividends from
  Net Investment Income          0.84      0.98      0.78       0.71      0.55
Distributions from
  Capital Gains(a)               0.00      0.23      0.58       0.38      0.40
In Excess of Capital Gains       0.00      0.11      0.00       0.00      0.00
================================================================================
TOTAL DISTRIBUTIONS              0.84      1.32      1.36       1.09      0.95
================================================================================
Net Asset Value--
  End of Period               $ 11.51   $ 11.31   $ 12.46    $ 11.78   $ 11.04
================================================================================

TOTAL RETURN(b)                  9.20%     1.42%    17.33%     16.59%    19.76%

RATIOS
Net Assets--End of Period
  ($000 Omitted)              $ 58,379  $ 42,026  $ 30,881   $ 14,033  $  5,233
Ratio of Expenses to
  Average Net Assets(c)(d)       1.05%     0.85%     0.83%      0.87%     0.97%
Ratio of Net Investment Income
  to Average Net Assets(c)       8.81%     8.99%     8.67%      9.19%     8.79%
Portfolio Turnover Rate          143%      245%       344%      380%       310%

(a) Distributions from capital gains for the year ended December 31, 1999, aggregated less than $0.01 on a per share basis.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996, and 1995. If such expenses had not been voluntarily abosorbed, ratio of expenses to average net assets would have been 0.94%, 1.32% and 2.71%, respectively, and ratio of net investment income to average net assests would have been 8.56%, 8.74% and 7.05%, respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS(TM)









[INVESCO ICON] INVESCO


We're easy to stay in touch with:

Advisor Sales: 1-800-884-4229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A14 9035 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
-------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
-------------------------------------------------------------------------
INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-MARKET NEUTRAL FUND




                                                ANNUAL




ANNUAL REPORT | December 31, 1999                 [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the periods from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-MARKET NEUTRAL FUND

                             VIF-MARKET NEUTRAL FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

              Since inception (11/99)                          2.30%
              ------------------------------------------------------

      For the one-month period ended 12/31/99, VIF-Market Neutral Fund had a total return of 2.30%. This exceeded the return on the 90-day Treasury bill, which over the same period had a total return of 0.43%. The S&P 500 Index had a total return of 5.88% for the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      VIF-Market Neutral is a large-capitalization, market-neutral strategy that utilizes a fundamentally-based stock selection process. This process is combined with rigorous risk control to create an attractive risk/return relationship. Its benchmark is the 90-day Treasury bill rate of return. The portfolio's value-added is a function of the return spread between the long and the short portfolios, combined with our ability to minimize transaction costs through state-of-the-art trading techniques. The goal of the fund is to outperform 90-day Treasury bills by 4% before fees, while maintaining a tracking error of less than 5%.

Graph:  INVESCO VIF - Market Neutral Fund
        Total Return since Inception (11/99) through 12/31/99 vs. S&P 500 Index and 90-Day Treasury Bill

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Market Neutral Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the 90-Day Treasury Bill, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (11/99) through 12/31/99.

FUND MANAGEMENT

      VIF-Market Neutral is team managed by INVESCO Inc. of New York.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
December 31, 1999

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

MARKET NEUTRAL FUND
98.54    LONG POSITIONS
91.28    COMMON STOCKS(b)
2.24     AEROSPACE & DEFENSE
         Northrop Grumman                                 1,600     $    86,500
         United Technologies                              2,200         143,000
================================================================================
                                                                        229,500
0.67     AIRLINES
         Delta Air Lines                                    400          19,925
         Southwest Airlines                               3,000          48,562
================================================================================
                                                                         68,487
1.30     AUTO PARTS
         Cummins Engine                                   1,700          82,131
         Johnson Controls                                   900          51,187
================================================================================
                                                                        133,318
1.36     AUTOMOBILES
         Ford Motor                                       2,600         138,938
================================================================================
3.80     BANKS
         Chase Manhattan                                  1,900         147,606
         Fifth Third Bancorp                              1,200          88,050
         Mellon Financial                                 1,300          44,281
         Morgan (J P) & Co                                  500          63,313
         SouthTrust Corp                                  1,200          45,375
================================================================================
                                                                        388,625
1.63     BIOTECHNOLOGY
         Biogen Inc(a)                                      800          67,600
         MedImmune Inc(a)                                   600          99,525
================================================================================
                                                                        167,125
0.35     BUILDING MATERIALS
         Masco Corp                                       1,400          35,525
================================================================================
1.03     CABLE
         Comcast Corp Class A Shrs                        2,100         105,525
================================================================================
1.04     CHEMICALS
         Dow Chemical                                       800         106,900
================================================================================
3.96     COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
         ADC Telecommunications(a)                        1,100          79,819
         Comverse Technology(a)                             700         101,325
         QUALCOMM Inc(a)                                    800         141,000
         Tellabs Inc(a)                                   1,300          83,444
================================================================================
                                                                        405,588
7.58     COMPUTER RELATED
         Adobe Systems                                    1,000          67,250

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

         Apple Computer(a)                                  500     $    51,406
         Cisco Systems(a)                                   900          96,412
         Electronic Arts(a)                                 400          33,600
         EMC Corp(a)                                        900          98,325
         Galileo International                            1,300          38,919
         Hewlett-Packard Co                                 300          34,181
         Intuit Inc(a)                                    1,100          65,931
         Legato Systems(a)                                  500          34,406
         Microsoft Corp(a)                                  900         105,075
         Network Appliance(a)                             1,000          83,063
         Siebel Systems(a)                                  400          33,600
         Synopsys Inc(a)                                    500          33,375
================================================================================
                                                                        775,543
0.39     CONGLOMERATES
         Fortune Brands                                   1,200          39,675
================================================================================
0.71     CONTAINERS
         Temple-Inland Inc                                1,100          72,531
================================================================================
4.48     ELECTRIC UTILITIES
         Ameren Corp                                      1,300          42,575
         Constellation Energy Group                       1,500          43,500
         FirstEnergy Corp                                 1,900          43,106
         GPU Inc                                          1,400          41,912
         PP&L Resources                                   1,900          43,463
         Public Service Enterprise Group                  1,900          66,144
         Reliant Energy                                   4,400         100,650
         Southern Co                                        700          16,450
         Texas Utilities                                  1,700          60,456
================================================================================
                                                                        458,256
1.59     ELECTRICAL EQUIPMENT
         Rockwell International                           1,800          86,175
         Solectron Corp(a)                                  800          76,100
================================================================================
                                                                        162,275
1.76     ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                   1,800          89,212
         Xilinx Inc(a)                                    2,000          90,938
================================================================================
                                                                        180,150
2.68     EQUIPMENT -- SEMICONDUCTOR
         Applied Materials(a)                             1,100         139,356
         Novellus Systems(a)                              1,100         134,784
================================================================================
                                                                        274,140
2.03     FINANCIAL
         Ambac Financial Group                            1,800          93,938
         CIT Group Class A Shrs                           2,500          52,812
         Freddie Mac                                      1,300          61,181
================================================================================
                                                                        207,931

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------
4.75     FOODS
         Bestfoods Inc                                    2,800     $   147,175
         General Mills                                    2,500          89,375
         Nabisco Group Holdings                           3,700          39,313
         Quaker Oats                                      2,300         150,938
         SYSCO Corp                                       1,500          59,344
================================================================================
                                                                        486,145
2.29     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Allergan Inc                                     2,000          99,500
         Schering-Plough Corp                             3,200         135,000
================================================================================
                                                                        234,500
3.71     HEALTH CARE RELATED
         Bard (C R) Inc                                   1,900         100,700
         Biomet Inc                                       1,100          44,000
         Columbia/HCA Healthcare                          2,500          73,281
         United HealthCare                                2,300         122,188
         Wellpoint Health Networks(a)                       600          39,563
================================================================================
                                                                        379,732
0.89     HOUSEHOLD FURNITURE & APPLIANCES
         Whirlpool Corp                                   1,400          91,087
================================================================================
0.76     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co                             1,200          78,000
================================================================================
3.36     INSURANCE
         Aetna Inc                                        1,100          61,394
         AFLAC Inc                                        1,100          51,906
         AXA Financial                                    2,300          77,912
         Jefferson-Pilot Corp                             1,000          68,250
         MGIC Investment                                  1,400          84,263
===============================================================================
                                                                        343,725
1.68     INSURANCE BROKERS
         Marsh & McLennan Cos                             1,800         172,238
================================================================================
3.55     INVESTMENT BANKER/BROKER FIRM
         Lehman Brothers Holdings                         2,100         177,844
         Morgan Stanley Dean Witter & Co                  1,300         185,575
================================================================================
                                                                        363,419
0.61     LEISURE TIME
         Carnival Corp                                    1,300          62,156
================================================================================
1.08     MACHINERY
         Ingersoll-Rand Co                                2,000         110,125
================================================================================
0.30     MANUFACTURING
         Textron Inc                                        400          30,675
================================================================================
0.47     OFFICE EQUIPMENT & SUPPLIES
         Pitney Bowes                                     1,000          48,313
================================================================================
4.46     OIL & GAS RELATED
         Amerada Hess                                     1,700          96,475
         Burlington Resources                             1,300          42,981
         Coastal Corp                                       700          24,806
         Noble Drilling(a)                                1,500          49,125

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

         Occidental Petroleum                             1,100     $    23,788
         Phillips Petroleum                                 800          37,600
         R&B Falcon(a)                                    2,400          31,800
         Tidewater Inc                                    1,500          54,000
         USX-Marathon Group                               3,900          96,281
================================================================================
                                                                        456,856
4.33     PAPER & FOREST PRODUCTS
         Boise Cascade                                    1,400          56,700
         Champion International                             700          43,356
         Georgia-Pacific Group                            1,500          76,125
         International Paper                              1,200          67,725
         Kimberly-Clark Corp                              1,400          91,350
         Weyerhaeuser Co                                  1,500         107,719
================================================================================
                                                                        442,975
0.45     PERSONAL CARE
         Dial Corp                                        1,900          46,194
================================================================================
0.91     PHOTOGRAPHY & IMAGING
         Eastman Kodak                                    1,400          92,750
================================================================================
0.28     POLLUTION CONTROL
         Republic Services(a)                             2,000          28,750
================================================================================
3.13     PUBLISHING
         Donnelley (R R) & Sons                           2,100          52,106
         Gannett Co                                       1,300         106,031
         Knight Ridder                                      500          29,750
         Tribune Co                                       2,400         132,150
================================================================================
                                                                        320,037
0.85     RAILROADS
         Union Pacific                                    2,000          87,250
================================================================================
0.40     RESTAURANTS
         Wendy's International                            2,000          41,250
================================================================================
7.11     RETAIL
         Bed Bath & Beyond(a)                             2,100          72,975
         Circuit City Stores-Circuit City Group           1,900          85,619
         Dayton Hudson                                    1,900         139,531
         Federated Department Stores(a)                   1,200          60,675
         Gap Inc                                          2,700         124,200
         Kroger Co(a)                                     2,400          45,300
         May Department Stores                            1,200          38,700
         TJX Cos                                          1,100          22,481
         Wal-Mart Stores                                  2,000         138,250
================================================================================
                                                                        727,731
1.67     SAVINGS & LOAN
         Golden West Financial                            5,100         170,850
================================================================================
3.05     SERVICES
         Fiserv Inc(a)                                      900          34,481
         IMS Health                                       2,100          57,094
         Interpublic Group                                1,300          74,994

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

         Paychex Inc                                      2,200     $    88,000
         VERITAS Software(a)                                400          57,250
================================================================================
                                                                        311,819
0.70     TELECOMMUNICATIONS-- CELLULAR & WIRELESS
         Nextel Communications Class A Shrs(a)              700          72,188
================================================================================
0.66     TEXTILE -- APPAREL MANUFACTURING
         Tommy Hilfiger(a)                                2,900          67,606
================================================================================
0.69     TOBACCO
         UST Inc                                          2,800          70,525
================================================================================
0.54     TOYS
         Hasbro Inc                                       2,900          55,281
================================================================================
         TOTAL COMMON STOCK (Cost $8,806,954)                         9,342,209
================================================================================
7.26     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 12/31/1999 due 1/3/2000 at 2.800%,
           repurchased at $743,173 (Collateralized
           by US Treasury Bonds, due 11/15/2016
           at 7.500%, value $761,256)
           (Cost $743,000)                            $ 743,000         743,000
================================================================================
         TOTAL LONG POSITIONS (Cost $9,549,954)                      10,085,209
================================================================================
(88.67)  COMMON STOCKS -- SHORT POSITIONS
(0.45)   AEROSPACE & DEFENSE
         Lockheed Martin                                (2,100)        (45,938)
================================================================================
(1.16)   AIRLINES
         AMR Corp(a)                                      (900)        (60,300)
         Northwest Airlines(a)                          (2,600)        (57,850)
================================================================================
                                                                      (118,150)
(1.26)   AUTO PARTS
         AutoZone Inc(a)                                (2,600)        (84,012)
         Goodyear Tire & Rubber                         (1,600)        (45,100)
================================================================================
                                                                      (129,112)
(0.69)   AUTOMOBILES
         Harley-Davidson Inc                            (1,100)        (70,469)
================================================================================
(3.93)   BANKS
         Bank of New York                               (3,900)       (156,000)
         Summit Bancorp                                 (2,600)        (79,625)
         US Bancorp                                     (7,000)       (166,688)
================================================================================
                                                                      (402,313)
(1.71)   BEVERAGES
         Coca-Cola Co                                   (1,800)       (104,850)
         PepsiCo Inc                                    (2,000)        (70,500)
================================================================================
                                                                      (175,350)
(1.30)   BIOTECHNOLOGY
         Gilead Sciences(a)                               (800)        (43,300)
         Sepracor Inc(a)                                  (900)        (89,269)
================================================================================
                                                                      (132,569)

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

(0.86)   CABLE
         Cox Communications Class A Shrs(a)             (1,700)     $  (87,550)
================================================================================
(3.18)   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Lucent Technologies                            (1,100)        (82,294)
         Motorola Inc                                   (1,100)       (161,975)
         Nortel Networks                                  (800)        (80,800)
================================================================================
                                                                      (325,069)
(7.29)   COMPUTER RELATED
         BMC Software(a)                                (1,000)        (79,937)
         Compaq Computer                                (2,000)        (54,125)
         Dell Computer(a)                               (2,100)       (107,100)
         Gateway Inc(a)                                   (400)        (28,825)
         International Business Machines                (1,600)       (172,800)
         Lexmark International Group Class A Shrs(a)      (600)        (54,300)
         NCR Corp(a)                                    (2,200)        (83,325)
         Networks Associates(a)                         (1,300)        (34,694)
         Parametric Technology(a)                       (2,100)        (56,831)
         PeopleSoft Inc(a)                              (3,500)        (74,594)
================================================================================
                                                                      (746,531)
(0.69)   CONGLOMERATES
         Unilever NV New York Registered Shrs           (1,300)        (70,769)
================================================================================
(1.24)   CONSUMER FINANCE
         SLM Holding                                    (3,000)       (126,750)
================================================================================
(0.51)   CONTAINERS
         Owens-Illinois Inc(a)                          (2,100)        (52,631)
================================================================================
(5.92)   ELECTRIC UTILITIES
         AES Corp(a)                                    (1,400)       (104,650)
         Cinergy Corp                                   (1,700)        (41,012)
         Duke Energy                                    (3,300)       (165,412)
         Entergy Corp                                   (4,600)       (118,450)
         FPL Group                                      (2,000)        (85,625)
         Montana Power                                  (1,400)        (50,488)
         Pinnacle West Capital                          (1,300)        (39,731)
================================================================================
                                                                      (605,368)
(1.94)   ELECTRICAL EQUIPMENT
         Emerson Electric                               (1,300)        (74,587)
         Grainger (W W) Inc                             (2,600)       (124,312)
================================================================================
                                                                      (198,899)
(3.23)   ELECTRONICS
         General Motors Class H Shrs(a)                 (1,000)        (96,000)
         Loral Space & Communications(a)                (4,300)       (104,544)
         PE Corp-PE Biosystems Group                      (500)        (60,156)
         Symbol Technologies                            (1,100)        (69,919)
================================================================================
                                                                      (330,619)
(2.72)   ELECTRONICS -- SEMICONDUCTOR
         Analog Devices(a)                                (300)        (27,900)

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

         Intel Corp                                     (2,200)     $ (181,087)
         Linear Technology                                (300)        (21,469)
         Texas Instruments                                (500)        (48,438)
================================================================================
                                                                      (278,894)
(2.18)   ENTERTAINMENT
         Disney (Walt) Co                               (4,400)       (128,700)
         Time Warner                                    (1,300)        (94,169)
================================================================================
                                                                      (222,869)
(0.91)   FINANCIAL
         Capital One Financial                            (600)        (28,912)
         Franklin Resources                             (2,000)        (64,125)
================================================================================
                                                                       (93,037)
(3.33)   FOODS
         Campbell Soup                                  (2,500)        (96,719)
         Hershey Foods                                  (2,700)       (128,250)
         Wrigley (William) Jr                           (1,400)       (116,113)
================================================================================
                                                                      (341,082)
(0.63)   FOOTWEAR
         NIKE Inc Class B Shrs                          (1,300)        (64,431)
================================================================================
(0.24)   GAMING
         Mirage Resorts(a)                              (1,600)        (24,500)
================================================================================
(0.22)   GOLD & PRECIOUS METALS MINING
         Barrick Gold                                   (1,300)        (22,994)
================================================================================
(3.03)   HEALTH CARE DRUGS -- PHARMACEUTICALS
         Forest Laboratories(a)                         (1,200)        (73,725)
         Lilly (Eli) & Co                               (1,100)        (73,150)
         Merck & Co                                       (800)        (53,650)
         Mylan Laboratories                             (1,500)        (37,781)
         Watson Pharmaceuticals(a)                      (2,000)        (71,625)
================================================================================
                                                                      (309,931)
(4.05)   HEALTH CARE REALTED
         Baxter International                             (700)        (43,969)
         Becton Dickinson                                 (700)        (18,725)
         Guidant Corp(a)                                  (700)        (32,900)
         Health Management Associates Class A Shrs(a)   (3,600)        (48,150)
         McKesson HBOC                                  (1,400)        (31,588)
         Medtronic Inc                                  (3,100)       (112,956)
         Quintiles Transnational(a)                     (2,000)        (37,375)
         St Jude Medical(a)                               (600)        (18,413)
         Tenet Healthcare(a)                            (3,000)        (70,500)
================================================================================
                                                                      (414,576)
(0.84)   HOUSEHOLD PRODUCTS
         Clorox Co                                        (900)        (45,337)
         Newell Rubbermaid                              (1,400)        (40,600)
================================================================================
                                                                       (85,937)
(4.39)   INSURANCE
         Allstate Corp                                  (4,600)       (110,400)

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

         CIGNA Corp                                     (1,200)     $  (96,675)
         Hartford Financial Services Group              (2,000)        (94,750)
         Progressive Corp                               (1,100)        (80,438)
         SAFECO Corp                                    (2,700)        (67,163)
================================================================================
                                                                      (449,426)
(1.96)   INVESTMENT BANK/BROKER FIRM
         Bear Stearns                                   (1,900)        (81,225)
         Schwab (Charles) Corp                          (3,100)       (118,963)
================================================================================
                                                                      (200,188)
(0.43)   LODGING -- HOTELS
         Marriott International Class A Shrs            (1,400)        (44,188)
================================================================================
(2.66)   MACHINERY
         Caterpillar Inc                                (2,200)       (103,537)
         Deere & Co                                     (3,900)       (169,162)
================================================================================
                                                                      (272,699)
(0.75)   MANUFACTURING
         Corning Inc                                      (200)        (25,787)
         Eaton Corp                                       (700)        (50,837)
================================================================================
                                                                       (76,624)
(1.31)   NATURAL GAS
         Williams Cos                                   (4,400)       (134,475)
================================================================================
(0.29)   OFFICE EQUIPMENT & SUPPLIES
         Office Depot(a)                                (1,500)        (16,406)
         Xerox Corp                                       (600)        (13,613)
================================================================================
                                                                       (30,019)
(3.39)   OIL & GAS RELATED
         Halliburton Co                                 (2,700)       (108,675)
         Schlumberger Ltd                               (1,900)       (106,875)
         Sunoco Inc                                     (2,800)        (65,800)
         Transocean Sedco Forex                           (367)        (12,363)
         Unocal Corp                                    (1,600)        (53,700)
================================================================================
                                                                      (347,413)
(3.33)   PAPER & FOREST PRODUCTS
         Bowater Inc                                    (2,300)       (124,919)
         Fort James                                     (4,400)       (120,450)
         Mead Corp                                      (2,200)        (95,563)
================================================================================
                                                                      (340,932)
(0.97)   PERSONAL CARE
         Gillette Co                                    (2,400)        (98,850)
================================================================================
(0.18)   POLLUTION CONTROL
         Waste Management                               (1,100)        (18,906)
================================================================================
(0.81)   PUBLISHING
         New York Times Class A Shrs                      (600)        (29,475)
         Times Mirror Class A Shrs                        (800)        (53,600)
================================================================================
                                                                       (83,075)
(0.61)   RAILROADS
         CSX Corp                                       (2,000)        (62,750)
================================================================================

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%        DESCRIPTION                                     AMOUNT           VALUE
--------------------------------------------------------------------------------

(0.37)   REAL ESTATE INVESTMENT TRUST
         Starwood Hotels & Resorts Worldwide
           SBI Class B Shrs                             (1,600)     $  (37,600)
================================================================================
(0.78)   RESTAURANTS
         Starbucks Corp(a)                              (3,300)        (80,025)
================================================================================
(4.96)   RETAIL
         Abercrombie & Fitch Class A Shrs(a)              (800)        (21,350)
         Best Buy(a)                                      (600)        (30,112)
         Dillard's Inc Class A Shrs                     (4,000)        (80,750)
         Dollar General                                 (3,300)        (75,075)
         Kmart Corp(a)                                  (4,900)        (49,306)
         Nordstrom Inc                                  (3,600)        (94,275)
         Penney (J C) Co                                  (800)        (15,950)
         Rite Aid                                       (1,800)        (20,138)
         Saks Inc(a)                                    (4,400)        (68,475)
         Sears Roebuck                                  (1,700)        (51,744)
================================================================================
                                                                      (507,175)
(1.09)   SAVINGS & LOAN
         Washington Mutual                              (4,300)       (111,800)
================================================================================
(4.22)   SERVICES
         AutoNation Inc(a)                              (4,400)        (40,700)
         Ceridian Corp(a)                               (3,100)        (66,844)
         Electronic Data Systems                        (2,200)       (147,262)
         Equifax Inc                                    (3,200)        (75,400)
         Robert Half International(a)                   (2,000)        (57,125)
         Sterling Commerce(a)                           (1,300)        (44,281)
================================================================================
                                                                      (431,612)
(1.85)   TELECOMMUNICATIONS -- LONG DISTANCE
         Global Crossing Ltd(a)                         (1,400)        (70,000)
         Global TeleSystems Group(a)                      (600)        (20,775)
         Level 3 Communications(a)                      (1,200)        (98,250)
================================================================================
                                                                      (189,025)
(0.21)   TEXTILE -- APPAREL MANUACTURING
         VF Corp                                          (700)        (21,000)
================================================================================
(0.60)   TRANSPORTATION
         FDX Corp(a)                                    (1,500)        (61,406)
================================================================================
         TOTAL SHORT POSITIONS (Proceeds $8,814,981)                (9,075,526)
================================================================================
9.87     TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $734,973)
         (Cost for Income Tax Purposes $744,062)                    $ 1,009,683
================================================================================
90.13    OTHER ASSETS IN EXCESS OF LIABILITIES                      $ 9,284,147
--------------------------------------------------------------------------------
100.00   TOTAL NET ASSETS                                           $10,293,830
================================================================================

(a) Security is non-income producing.

(b) Securities are pledged with broker as collateral for short sales.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                         MARKET
                                                                        NEUTRAL
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                        $ 9,549,954
================================================================================
  At Value(a)                                                       $10,085,209
Cash                                                                        812
Deposit With Custodian Bank for Securities Sold Short                 9,244,791
Receivables for Dividends and Interest                                   50,103
================================================================================
TOTAL ASSETS                                                         19,380,915
================================================================================
LIABILITIES
Securities Sold Short at Value (Proceeds $8,814,981)                  9,075,526
Payables for Dividends on Securities Sold Short                           5,154
Accrued Expenses and Other Payables                                       6,405
================================================================================
TOTAL LIABILITIES                                                     9,087,085
================================================================================
NET ASSETS AT VALUE                                                 $10,293,830
================================================================================
NET ASSETS
Paid-in Capital(b)                                                  $10,001,000
Accumulated Undistributed Net Investment Income                          60,639
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Securities Sold Short                      (42,519)
Net Appreciation of Investment Securities and
  Securities Sold Short                                                 274,710
================================================================================
NET ASSETS AT VALUE                                                 $10,293,830
================================================================================
Shares Outstanding                                                    1,000,100
NET ASSET VALUE, Offering and Redemption Price per Share            $     10.29
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $743,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Market Neutral Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
PERIOD ENDED DECEMBER 31, 1999 (NOTE 1)

                                                                         MARKET
                                                                        NEUTRAL
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                          $     17,541
Interest                                                                 74,984
================================================================================
  TOTAL INCOME                                                           92,525
================================================================================
EXPENSES
Dividends on Securities Sold Short                                       14,064
Investment Advisory Fees                                                 10,488
Transfer Agent Fees                                                         708
Administrative Fees                                                       5,123
Custodian Fees and Expenses                                               1,304
Professional Fees and Expenses                                           16,317
================================================================================
  TOTAL EXPENSES                                                         48,004
  Fees and Expenses Absorbed by Investment Adviser                     (15,164)
  Fees and Expenses Paid Indirectly                                       (954)
================================================================================
    NET EXPENSES                                                         31,886
================================================================================
NET INVESTMENT INCOME                                                    60,639
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                  38,920
  Securities Sold Short                                                (81,439)
================================================================================
    Total Net Realized Loss                                            (42,519)
================================================================================
Change in Net Appreciation of:
  Investment Securities                                                 535,255
  Securities Sold Short                                               (260,545)
================================================================================
    Total Net Appreciation                                              274,710
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND SECURITIES SOLD SHORT             232,191
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   292,830
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

MARKET NEUTRAL FUND

                                                                         PERIOD
                                                                          ENDED
                                                                    DECEMBER 31
--------------------------------------------------------------------------------
                                                                           1999
                                                                       (Note 1)
OPERATIONS
Net Investment Income                                               $    60,639
Net Realized Loss on Investment Securities
  and Securities Sold Short                                            (42,519)
Change in Net Appreciation of Investment Securities
  and Securities Sold Short                                             274,710
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                              292,830
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                        10,000,000
================================================================================
TOTAL INCREASE IN NET ASSETS                                         10,292,830
NET ASSETS
Initial Subscription                                                      1,000
Beginning of Period                                                           0
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $60,639)                                 $10,293,830
================================================================================

      ---------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                                        100
Shares Sold                                                           1,000,000
================================================================================
NET INCREASE IN FUND SHARES                                           1,000,100
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT FUNDS, INC.


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund (the "Fund", presented herein), Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to outperform the return on three-month U.S. Treasury bills regardless of the movements of the broad securities market. The Fund commenced investment operations on November 10, 1999. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $33,430 to the year ended December 31, 2000. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the period ended December 31, 1999, these differences were insignificant.

F. SHORT SALES -- The Fund engages in short sales as part of its normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian for long position investments, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

A Sub-Advisory Agreement between IFG and INVESCO (NY), Inc. ("INY"), an affiliate of IFG, provides that investment decisions of the Fund are made by INY. Fees for such sub-advisory services are paid by IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.


IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the period ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:


POSITION                                               PURCHASES          SALES
--------------------------------------------------------------------------------
Long Positions                                     $  10,840,982   $  2,072,948
Short Positions                                        2,202,878     10,936,420

There were no purchases or sales of U.S. Government securities.


NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) were as follows:

                                                                            NET
                                       GROSS               GROSS   APPRECIATION
POSITION                        APPRECIATION        DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
Long Positions                  $    832,877        $    306,711  $     526,166
Short Positions                      357,949             618,494       (260,545)

Resulting in net appreciation of $265,621.


NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or INY.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.


        -----------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Market Neutral Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period November 10, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

MARKET NEUTRAL FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                                                    DECEMBER 31
--------------------------------------------------------------------------------
                                                                         1999(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                               $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                      0.06
Net Gains on Securities (Both Realized and Unrealized)                     0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           0.29
================================================================================
Net Asset Value-- End of Period                                     $     10.29
================================================================================

TOTAL RETURN(b)                                                         2.90%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $  10,294
Ratio of Expenses to Average Net Assets(d)(e)                           2.26%(f)
Ratio of Net Investment Income to Average Net Assets(d)                 4.17%(f)
Portfolio Turnover Rate                                                   72%(c)

(a) From November 10, 1999, commencement of investment operations, to December 31, 1999.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.30% (annualized) and ratio of net investment loss to average net assets would have been 3.13% (annualized).

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)




[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A778 9039 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-REALTY FUND




                                     ANNUAL





ANNUAL REPORT | December 31, 1999                 [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the index does have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-REALTY FUND

                              VIF-REALTY FUND
                         AVERAGE ANNUAL TOTAL RETURN
                               AS OF 12/31/991

   1 year                                                   0.35%
   ---------------------------------------------------------------
   Since inception (4/98)                                  (9.21%)
   ---------------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Realty Fund returned 0.35%. This return outpaced the NAREIT Equity Index, which over the same period declined 4.62%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      This was another difficult year for realty stocks, but by numerous traditional valuation measures, Real Estate Investment Trusts (REITs) are attractively priced. REIT multiple valuations have continued to decline, and currently trade at 7.5 times calendar-year-earnings estimates. This is down from a forward multiple of 14-times-earnings at the beginning of 1997. REIT earnings yields are about 5.4% above 10-year Treasuries. Current dividend yields now average 8.7%, and the companies are expected to increase their dividends in 2000 by 4% to 5%. Finally, REIT stocks are trading at an average discount-to-net-asset-values of approximately 20%.

Graph:  INVESCO VIF - Realty Fund
        Total Return since Inception (5/98) through 12/31/99 vs. NAREIT Index

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Realty Fund to the value of a $10,000 investment in the NAREIT Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/98) through 12/31/99.

     Any one or a combination of the following catalysts could spur renewed interest in REITs and aid in achieving long-term, implied expected total returns of between 11% to 13% for year 2000: a rotation back to value and income investments; continued positive underlying real estate fundamentals; continued share buyback programs; expectations of stable REIT earnings growth rates in the 8% to 9% range; REITs continuing to prudently seek and employ alternative capital funding sources through joint ventures, strategic asset sales, and private placements; emerging technology playing a greater role in real estate operations and their valuations; and the enhancement of the REIT structure with the enactment of the REIT Modernization Act. Indeed, the REIT rally in the last two weeks of 1999 approximately cut in half the negative returns for the year.

FUND MANAGEMENT

      Effective January 27, 2000, Sean Katof of INVESCO Funds Group was named portfolio manager of the fund. Sean joined INVESCO in 1994. He earned his MS in finance and BS in Business Administration from the University of Colorado-Boulder.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE NAREIT EQUITY INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

--------------------------------------------------------------------------------
REALTY FUND TO GET A NEW NAME

      Please note that VIF-Realty Fund will be getting a new name effective February 15, 2000. The new name will be VIF-Real Estate Opportunity Fund. While the objective of the fund has not changed, we believe the new name will better reflect the fund's mission of finding opportunities for investors in all areas of the real estate sector. For more information about the fund, please refer to the prospectus.
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENT SECURITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%      DESCRIPTION                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
REALTY FUND
100.00 COMMON STOCKS
96.98  REAL ESTATE INVESTMENT TRUST
       Apartment Investment & Management Class A Shrs      200     $    7,963
       Arden Realty                                      1,250         25,078
       Avalonbay Communities                               400         13,725
       Boston Properties                                 1,100         34,237
       Brandywine Realty Trust SBI                       1,500         24,562
       CarrAmerica Realty                                1,200         25,350
       CenterPoint Properties                              700         25,112
       Duke-Weeks Realty                                 1,300         25,350
       Equity Office Properties Trust SBI                1,000         24,625
       Equity Residential Properties Trust SBI             700         29,881
       Essex Property Trust                                500         17,000
       First Industrial Realty Trust                       300          8,231
       General Growth Properties                           900         25,200
       Highwoods Properties                                500         11,625
       Hospitality Properties Trust SBI                    500          9,531
       JDN Realty                                        1,000         16,125
       Kilroy Realty                                       925         20,350
       Kimco Realty                                        700         23,713
       Liberty Property Trust SBI                          700         16,975
       ProLogis Trust                                    1,500         28,875
       Public Storage                                    1,000         22,688
       Reckson Associates Realty                           900         18,450
       SL Green Realty                                     500         10,875
       Spieker Properties                                  500         18,219
       Sun Communities                                     500         16,094
       Taubman Centers                                   2,000         21,500
       Vornado Realty Trust SBI                            700         22,750
================================================================================
                                                                      544,084
3.02   REAL ESTATE RELATED
       Trizec Hahn                                       1,000         16,875
       Vornado Operating(a)                                 15             90
================================================================================
                                                                       16,965
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $576,315)
       (Cost for Income Tax Purposes $589,986)                     $  561,049
================================================================================

(a)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                       REALTY
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                        $    576,315
================================================================================
  At Value                                                       $    561,049
Cash                                                                   62,303
Receivables:
  Fund Shares Sold                                                        237
  Dividends and Interest                                                5,040
Prepaid Expenses                                                           60
================================================================================
TOTAL ASSETS                                                          628,689
================================================================================
LIABILITIES
Accrued Expenses and Other Payables                                     3,211
================================================================================
TOTAL LIABILITIES                                                       3,211
================================================================================
NET ASSETS AT VALUE                                              $    625,478
================================================================================
NET ASSETS
Paid-in Capital(a)                                               $    718,746
Accumulated Undistributed Net Investment Income                         5,925
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                               (83,927)
Net Depreciation of Investment Securities                             (15,266)
================================================================================
NET ASSETS AT VALUE                                              $    625,478
================================================================================
Shares Outstanding                                                     79,051
NET ASSET VALUE, Offering and Redemption Price per Share         $       7.91
================================================================================

(a) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Realty Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS


INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                       REALTY
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     31,435
Interest                                                                  410
================================================================================
  TOTAL INCOME                                                         31,845
================================================================================
EXPENSES
Investment Advisory Fees                                                5,110
Transfer Agent Fees                                                     5,000
Administrative Fees                                                    11,222
Custodian Fees and Expenses                                             4,190
Directors' Fees and Expenses                                            6,013
Professional Fees and Expenses                                         16,755
Registration Fees and Expenses                                             38
Reports to Shareholders                                                 6,538
Other Expenses                                                            445
================================================================================
  TOTAL EXPENSES                                                       55,311
  Fees and Expenses Absorbed by Investment Adviser                    (44,380)
  Fees and Expenses Paid Indirectly                                    (3,252)
================================================================================
     NET EXPENSES                                                       7,679
================================================================================
NET INVESTMENT INCOME                                                  24,166
================================================================================
REALIZED AND UNREALIZED LOSS ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                            (15,584)
Change in Net Depreciation of Investment Securities                    (5,585)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                     (21,169)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $      2,997
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


REALTY FUND

                                                           YEAR        PERIOD
                                                          ENDED         ENDED
                                                    DECEMBER 31   DECEMBER 31
--------------------------------------------------------------------------------
                                                           1999          1998
                                                                     (Note 1)
OPERATIONS
Net Investment Income                               $    24,166   $    14,039
Net Realized Loss on Investment Securities              (15,584)      (66,609)
Change in Net Depreciation of Investment Securities      (5,585)       (9,681)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     2,997       (62,251)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (24,214)       (9,800)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           395,598       604,356
Reinvestment of Distributions                            24,214         9,800
================================================================================
                                                        419,812       614,156
Amounts Paid for Repurchases of Shares                 (274,539)      (41,683)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                          145,273       572,473
================================================================================
TOTAL INCREASE IN NET ASSETS                            124,056       500,422
NET ASSETS
Initial Subscription                                          0         1,000
Beginning of Period                                     501,422             0
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $5,925 and $6,159,
  respectively)                                     $   625,478   $   501,422
================================================================================

               --------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                          0           100
Shares Sold                                              48,226        64,719
Shares Issued from Reinvestment of Distributions          3,241         1,223
================================================================================
                                                         51,467        66,042
Shares Repurchased                                      (33,396)       (5,062)
================================================================================
NET INCREASE IN FUND SHARES                              18,071        60,980
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO VARIABLE INVESTMENT
                                         FUNDS, INC.


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund (the "Fund", presented herein), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. Effective January 27, 2000, Realty Fund's name changed to INVESCO Variable Investment Funds, Inc.
- Real Estate Opportunity Fund. The investment objective of the Fund is to seek appreciation and income on securities principally engaged in a specific business sector. The Fund commenced investment operations on April 1, 1998. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

C. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1999, the Fund had $33,434 and $30,852 in net capital loss carryovers which expire in the years 2007 and 2006, respectively.

The Fund incurred and elected to defer post-October 31 net capital losses of $5,970 to the year ended December 31, 2000. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 3.48% qualified for the dividends received deduction available to the Fund's corporate shareholders.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $186 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities. Net investment income, net realized gains, paid in capital and net assets were not affected.

E. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.90% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

A Sub-Advisory Agreement between IFG and INVESCO Realty Advisors, Inc. ("IRAI"), an affiliate of IFG, provides that investment decisions of the Fund are made by IRAI. Fees for such sub-advisory services are paid by IFG. Effective January 27, 2000, the sub-advisory agreement with IRIA was terminated and such responsibilities were transferred to IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $2,482,409 and $2,296,236, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $14,517 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $43,454, resulting in net depreciation of $28,937.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IRAI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liability were insignificant for Realty Fund.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.



REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Realty Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 1, 1998 (commencement of investment operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS


REALTY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR         PERIOD
                                                          ENDED          ENDED
                                                    DECEMBER 31    DECEMBER 31
--------------------------------------------------------------------------------
                                                         1999           1998(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period              $     8.22    $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.29           0.29
Net Losses on Securities (Both Realized
   and Unrealized)                                      (0.28)         (1.88)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         0.01          (1.59)
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                     0.32           0.19
================================================================================
Net Asset Value-- End of Period                    $     7.91    $      8.22
================================================================================

TOTAL RETURN(b)                                         0.35%        (15.88%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $      625    $       501
Ratio of Expenses to Average Net Assets(d)(e)           1.92%          1.90%(f)
Ratio of Net Investment Income to Average Net
  Assets(d)                                             4.25%          4.94%(f)
Portfolio Turnover Rate(g)(h)                            465%           200%(c)

(a) From April 1, 1998, commencement of investment operations, through December 31, 1998.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1999 and the period ended December 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 9.72% and 8.54% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.55%) and (1.70%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized

(g) Portfolio turnover was greater than expected during the period ended December 31, 1998, due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(h) Portfolio turnover was greater than expected during the year ended December 31, 1999, due to active trading undertaken in response to market conditions.

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)









[INVESCO ICON] INVESCO


We're easy to stay in touch with:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A17 9042 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
-------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-SMALL COMPANY GROWTH FUND




                                     ANNUAL





ANNUAL REPORT | December 31, 1999                 [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower- growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the periods from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)


VIF- SMALL COMPANY GROWTH FUND

                         VIF- SMALL COMPANY GROWTH FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

       1 year                                                       91.06%
       ------------------------------------------------------------------
       Since inception (8/97)                                       39.89%
       ------------------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Small Company Growth Fund gained 91.06%, greatly outperforming its benchmark, the Russell 2000 Index, which over the same period returned 21.26%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      A variety of companies, many in the technology sector, fueled performance. Going forward, management intends to use a bottom-up, analytical approach to uncover companies with accelerating earnings growth due to rapid sales growth, and new products or services. Consistency and stability of earnings will continue to be a central theme in 2000 as we intend to focus on companies whose product lines can remain strong, even in the face of recent international market turmoil. Communication services and equipment remain a strong area of focus, as well as business services companies. The financial sector continues to be driven by mergers and consolidation. Our technology positions are focused on software, communications equipment, and other areas that should exhibit sustainable earnings growth even in a mild economic slowdown. Low unemployment, strong consumer confidence and increasing disposable income are driving the consumer cyclical sector.

Graph:  INVESCO VIF - Small Company Growth Fund
        Total Return from Inception (8/97) through 12/31/99 vs.
        Russell 2000 Index

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Small Company Growth Fund to the value of a $10,000 investment in the Russel 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/99.

FUND MANAGEMENT

Stacie L. Cowell is the portfolio manager of VIF-Small Company Growth Fund.
She earned her BA in Economics from Colgate University, her MS in Finance from the University of Colorado, and she is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Tim J. Miller and Trent E. May.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE RUSSELL 2000 IS AN UNMANAGED INDEX INDICATIVE OF SMALLER-CAPITALIZATION STOCKS. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%         DESCRIPTION                                    AMOUNT           VALUE
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
91.37     COMMON STOCKS
0.55      AUTO PARTS
          O'Reilly Automotive(a)                          1,300     $    27,950
================================================================================
1.02      BANKS
          City National                                   1,590          52,371
================================================================================
3.12      BIOTECHNOLOGY
          Celgene Corp(a)                                   400          28,000
          Cytyc Corp(a)                                     700          42,744
          Incyte Pharmaceuticals(a)                         500          30,000
          Protein Design Labs(a)                            400          28,000
          Trimeris Inc(a)                                 1,300          30,713
================================================================================
                                                                        159,457
3.21      BROADCASTING
          Citadel Communications(a)                         750          48,656
          Cumulus Media Class A(a)                          800          40,600
          Emmis Communications Class A Shrs(a)              350          43,624
          Salem Communications Class A Shrs(a)            1,400          31,675
================================================================================
                                                                        164,555
8.28      COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
          Airnet Communications(a)                          400          14,550
          AudioCodes Ltd(a)                                 300          27,600
          Digital Microwave(a)                            2,200          51,562
          Gilat Satellite Networks Ltd(a)                   300          35,625
          Harmonic Inc(a)                                   400          37,975
          Natural MicroSystems(a)                         1,300          60,856
          NICESystems Ltd Sponsored ADR Representing
            Ord Shrs(a)                                     800          39,350
          Polycom Inc(a)                                    800          50,950
          REMEC Inc(a)                                    1,550          39,525
          Tekelec(a)                                      2,050          46,125
          ViaSat Inc(a)                                     400          19,950
================================================================================
                                                                        424,068
22.17     COMPUTER RELATED
          Advanced Digital Information(a)                   500          24,312
          AppNet Inc(a)                                     700          30,625
          Aspect Development(a)                             600          41,100
          BindView Development(a)                         1,350          67,078
          Broadbase Software Inc(a)                         200          22,500

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%         DESCRIPTION                                    AMOUNT           VALUE
--------------------------------------------------------------------------------

          Business Objects SA Sponsored ADR
            Representing Ord Shrs(a)                        200     $    26,725
          C-COR.net Corp(a)                                 350          26,819
          CBT Group PLC Sponsored ADR Representing
            Ord Shrs(a)                                   1,600          53,600
          DSET Corp(a)                                    1,500          56,062
          Entrust Technologies(a)                           500          29,969
          eSoft Inc(a)                                      800          23,300
          IONA Technologies PLC Sponsored ADR
            Representing Ord Shrs(a)                      1,000          54,500
          Macromedia Inc(a)                                 200          14,625
          Mediaplex Inc(a)                                  700          43,925
          Mercury Interactive(a)                            230          24,826
          MICROS Systems(a)                                 700          51,800
          Mission Critical Software(a)                      500          35,000
          MTI Technology(a)                                 600          22,125
          National Information Consortium(a)                600          19,200
          NetIQ Corp(a)                                     700          36,444
          NetRatings Inc(a)                                 700          33,688
          Open Market(a)                                    800          36,100
          Peregrine Systems(a)                              300          25,256
          Pilot Network Services(a)                         800          19,200
          Primus Knowledge Solutions(a)                     300          13,594
          Quest Software(a)                                 200          20,400
          S1 Corp(a)                                        400          31,250
          SilverStream Software(a)                          300          35,700
          Technology Solutions(a)                         1,100          36,025
          Tumbleweed Communications(a)                      400          33,900
          USinternetworking Inc(a)                          375          26,203
          Visual Networks(a)                                600          47,550
          WorldGate Communications(a)                       800          38,050
          Xircom Inc(a)                                     450          33,750
================================================================================
                                                                      1,135,201
0.95      DISTRIBUTION
          Insight Enterprises(a)                          1,200          48,750
================================================================================
1.41      ELECTRICAL EQUIPMENT
          DII Group(a)                                      500          35,484
          Universal Electronics(a)                          800          36,800
================================================================================
                                                                         72,284
0.74      ELECTRONICS
          Anaren Microwave(a)                               700          37,887
================================================================================
5.19      ELECTRONICS -- SEMICONDUCTOR
          ANADIGICS Inc(a)                                  800          37,750
          Cree Research(a)                                  300          25,612

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%         DESCRIPTION                                    AMOUNT           VALUE
--------------------------------------------------------------------------------

          Galileo Technology Ltd(a)                       1,000     $    24,125
          QLogic Corp(a)                                    200          31,975
          Semtech Corp(a)                                   700          36,488
          TranSwitch Corp(a)                                900          65,306
          Zoran Corp(a)                                     800          44,600
================================================================================
                                                                        265,856
2.86      EQUIPMENT -- SEMICONDUCTOR
          Advanced Energy Industries(a)                     800          39,400
          Asyst Technologies(a)                             500          32,781
          Brooks Automation(a)                              950          30,934
          Cymer Inc(a)                                      500          23,000
          LTX Corp(a)                                       900          20,137
================================================================================
                                                                        146,252
0.78      GAMING
          Harrah's Entertainment(a)                       1,500          39,656
================================================================================
2.54      HEALTH CARE DRUGS -- PHARMACEUTICALS
          Accredo Health(a)                                 800          24,600
          Alkermes Inc(a)                                   600          29,475
          DUSA Pharmaceuticals(a)                         1,600          45,600
          Jones Pharmaceutical                              700          30,406
================================================================================
                                                                        130,081
1.34      HEALTH CARE RELATED
          Caliper Technologies(a)                           400          26,700
          Invitrogen Corp(a)                                400          24,000
          Province Healthcare(a)                            950          18,050
================================================================================
                                                                         68,750
1.07      INVESTMENT BANK/BROKER FIRM
          Affiliated Managers Group(a)                    1,350          54,591
================================================================================
1.32      LEISURE TIME
          Intrawest Corp                                  2,175          37,655
          Steiner Leisure Ltd(a)                          1,800          30,038
================================================================================
                                                                         67,693
4.27      OIL & GAS RELATED
          Atwood Oceanics(a)                                600          23,175
          Basin Exploration(a)                            1,400          24,675
          Dril-Quip Inc(a)                                1,000          30,375
          Evergreen Resources(a)                          1,300          25,675
          Louis Dreyfus Natural Gas(a)                    1,500          27,187
          Newfield Exploration(a)                         1,200          32,100
          Precision Drilling(a)                           1,100          28,256
          Unit Corp(a)                                    3,500          26,906
================================================================================
                                                                        218,349

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%         DESCRIPTION                                    AMOUNT           VALUE
--------------------------------------------------------------------------------

0.52      PERSONAL CARE
          Playtex Products(a)                             1,725     $    26,522
================================================================================
5.79      RETAIL
          Callaway Golf                                   2,700          47,756
          Cost Plus(a)                                      812          28,927
          E-Stamp Corp(a)                                   800          17,800
          InterTAN Inc(a)                                   700          18,287
          Men's Wearhouse(a)                              1,812          53,228
          Pacific Sunwear of California(a)                1,500          48,281
          REX Stores(a)                                   1,000          35,000
          Topps Co(a)                                     2,100          21,788
          Wild Oats Markets(a)                            1,137          25,227
================================================================================
                                                                        296,294
16.28     SERVICES
          About.com Inc(a)                                  200          17,950
          Agency.com Inc(a)                                 900          45,900
          AHL Services(a)                                 1,000          20,875
          Corporate Executive Board(a)                      200          11,175
          Digital Impact(a)                                 800          40,100
          Getty Images(a)                                   750          36,656
          Henry (Jack) & Associates                         695          37,313
          HotJobs.com Ltd(a)                              1,000          43,687
          Interep National Radio Sales Class A Shrs(a)    1,800          24,075
          InterVoice-Brite Inc(a)                         2,000          47,313
          IntraNet Solutions(a)                           1,400          51,800
          Intraware Inc(a)                                  400          31,600
          ISS Group(a)                                      800          56,900
          Jupiter Communications(a)                         800          24,200
          Metamor Worldwide(a)                            1,100          32,038
          NCO Group(a)                                    1,092          32,897
          Pegasus Systems(a)                                300          18,094
          Precision Response(a)                           1,900          46,075
          PROVANT Inc(a)                                  1,000          25,250
          Quintus Corp(a)                                   570          26,149
          Regis Corp                                      2,100          39,638
          Sykes Enterprises(a)                              900          39,488
          TSI International Software Ltd(a)                 700          39,638
          24/7 Media(a)                                     800          45,000
================================================================================
                                                                        833,811

--------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL
%         DESCRIPTION                                    AMOUNT           VALUE
--------------------------------------------------------------------------------

1.89      TELECOMMUNICATIONS -- CELLULAR & WIRELESS
          Pinnacle Holdings(a)                            1,500     $    63,563
          Proxim Inc(a)                                     300          33,000
================================================================================
                                                                         96,563
3.18      TELECOMMUNICATIONS -- LONG DISTANCE
          Dycom Industries(a)                               785          34,589
          Esat Telecom Group PLC Sponsored ADR
            Representing 2 Ord Shrs(a)                      500          45,750
          FirstCom Corp(a)                                1,200          44,100
          Viatel Inc(a)                                     720          38,610
================================================================================
                                                                        163,049
1.40      TELEPHONE
          CTC Communications Group(a)                     1,300          50,720
          Inet Technologies(a)                              300          20,962
================================================================================
                                                                         71,682
0.31      TEXTILE -- APPAREL MANUFACTURING
          Quiksilver Inc(a)                               1,035          16,043
================================================================================
0.60      TEXTILE -- HOME FURNISHINGS
          Linens 'n Things(a)                             1,040          30,810
================================================================================
0.58      TOYS
          JAKKS Pacific(a)                                1,600          29,900
================================================================================
          TOTAL COMMON STOCKS (Cost $3,286,366)                       4,678,425
================================================================================
8.63      SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
          Repurchase Agreement with State Street
            dated 12/31/1999 due 1/3/2000 at 2.800%,
            repurchased at $442,103 (Collateralized
            by US Treasury Inflationary Index Notes,
            due 1/15/2007 at 3.375%, value $452,108)
            (Cost $442,000)                          $  442,000         442,000
================================================================================
100.00    TOTAL INVESTMENT SECURITIES AT VALUE
          (Cost $3,728,366)
          (Cost for Income Tax Purposes $3,730,112)                 $ 5,120,425
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                          SMALL
                                                                        COMPANY
                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $     3,728,366
================================================================================
  At Value(a)                                                   $     5,120,425
Receivables:
  Investment Securities Sold                                             67,918
  Dividends and Interest                                                     54
Prepaid Expenses and Other Assets                                            90
================================================================================
TOTAL ASSETS                                                          5,188,487
================================================================================
LIABILITIES
Payables:
  Custodian                                                               4,435
  Investment Securities Purchased                                        99,153
  Fund Shares Repurchased                                               132,300
Accrued Expenses and Other Payables                                       2,312
================================================================================
TOTAL LIABILITIES                                                       238,200
================================================================================
NET ASSETS AT VALUE                                             $     4,950,287
================================================================================
NET ASSETS

Paid-in Capital(b)                                              $     2,808,720
Accumulated Undistributed Net Investment Loss                               (16)
Accumulated Undistributed Net Realized Gain on
     Investment Securities                                              749,524
Net Appreciation of Investment Securities                             1,392,059
================================================================================
NET ASSETS AT VALUE                                             $     4,950,287
================================================================================
Shares Outstanding                                                      224,947
NET ASSET VALUE, Offering and Redemption Price per Share        $         22.01
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $442,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Small Company Growth Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS


INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                          SMALL
                                                                        COMPANY
                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $         1,460
Interest                                                                 10,433
================================================================================
  TOTAL INCOME                                                           11,893
================================================================================
EXPENSES
Investment Advisory Fees                                                 16,772
Transfer Agent Fees                                                       5,000
Administrative Fees                                                      14,763
Custodian Fees and Expenses                                              14,743
Directors' Fees and Expenses                                              8,067
Professional Fees and Expenses                                           16,782
Registration Fees and Expenses                                               38
Reports to Shareholders                                                  14,895
Other Expenses                                                              482
================================================================================
  TOTAL EXPENSES                                                         91,542
  Fees and Expenses Absorbed by Investment Adviser                      (53,048)
  Fees and Expenses Paid Indirectly                                     (10,455)
================================================================================
  NET EXPENSES                                                           28,039
================================================================================
NET INVESTMENT LOSS                                                     (16,146)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                              808,066
Change in Net Appreciation of Investment Securities                   1,241,758
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     2,049,824
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $2,033,678

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


SMALL COMPANY GROWTH FUND
                                                         YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                       1999                1998

OPERATIONS
Net Investment Loss                                    $  (16,146)  $    (3,352)
Net Realized Gain (Loss) on Investment Securities         808,066       (41,761)
Change in Net Appreciation (Depreciation) of
  Investment Securities                                 1,241,758       152,667
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              2,033,678       107,554
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income                              0          (579)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           2,769,422       775,372
Reinvestment of Distributions                                   0           579
================================================================================
                                                        2,769,422       775,951
Amounts Paid for Repurchases of Shares                   (888,919)      (93,382)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS 1,880,503       682,569
================================================================================
TOTAL INCREASE IN NET ASSETS                            3,914,181       789,544
NET ASSETS
Beginning of Period                                     1,036,106       246,562
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of $16 and $0, respectively)     $4,950,287   $ 1,036,106
================================================================================

        ----------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                               197,791        74,069
Shares Issued from Reinvestment of Distributions                0            55
================================================================================
                                                          197,791        74,124
Shares Repurchased                                        (62,825)       (9,027)
================================================================================
NET INCREASE IN FUND SHARES                               134,966        65,097
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund (the "Fund", presented herein), Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Net capital loss carryovers utilized in 1999 amounted to $39,861.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $16,130 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $5,874,017 and $4,184,663, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $1,455,976 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $65,663, resulting in net appreciation of $1,390,313.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.

              ---------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Small Company Growth Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 25, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS


SMALL COMPANY GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                        ENDED
                                         YEAR ENDED DECEMBER 31   DECEMBER 31
--------------------------------------------------------------------------------
                                          1999           1998           1997(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period  $ 11.51        $  9.91        $ 10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)          (0.00)         (0.01)          0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)         10.50           1.62          (0.11)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS         10.50           1.61          (0.09)
================================================================================
LESS DISTRIBUTIONS
In Excess of Net Investment Income        0.00           0.01           0.00
================================================================================
Net Asset Value-- End of Period        $ 22.01        $ 11.51        $  9.91
================================================================================

TOTAL RETURN(c)                         91.06%         16.38%         (0.90%)(d)

RATIOS
Net Assets-- End of Period
  ($000 Omitted)                       $ 4,950        $ 1,036        $   247
Ratio of Expenses to Average Net
  Assets(e)(f)                           1.70%          1.87%          0.61%(g)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)              (0.71%)        (0.90%)         0.52%(g)
Portfolio Turnover Rate                   201%(h)         92%            25%(d)

(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.05%, 12.46% and 35.99% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.06%), (11.49%) and (34.86%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g)  Annualized

(h) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions.

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)









[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A14 9038  1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
------------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TECHNOLOGY FUND





                                     ANNUAL






ANNUAL REPORT | December 31, 1999                        [INVESCO ICON]  INVESCO

MARKET OVERVIEW                                                  January 2000(2)

    The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

    Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

    By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

    The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

    The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

    For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

    Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

    If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

    In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    The line graph below illustrates, for the period from inception through 12/31/99, the value of a $10,000 investment in the find, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-TECHNOLOGY FUND
                              VIF- TECHNOLOGY FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

           1 year                           158.93%
           ----------------------------------------------------------
           Since inception (5/97)            65.49%
           ----------------------------------------------------------

    For the one-year period ended 12/31/99, VIF-Technology Fund gained 158.93%, greatly outperforming its benchmark, the S&P 500 Index, which over the same period returned 21.03%. (Of course, past performance is not a guarantee of future results.)(1),(2)

    Technology stocks wrapped up a tremendous year of outperformance with an even stronger fourth quarter. The markets not merely climbed, but sprinted over the Y2K "wall of worry." The breadth within the technology sector was also strong, and most technology companies and sectors participated in the strong upswing of prices. Within the technology sector, there were, as usual, many crosscurrents. Semiconductor stocks were among the weaker sectors, as investors became concerned about potential Y2K inventory stocking leading to a correction in the first quarter. Software stocks, especially e-commerce and middleware companies, continued to be among the market leaders. Service companies also maintained their strong performance, and numerous laggards began to improve.

Graph: INVESCO VIF-Technology Fund
       Total Return from Inception (5/97) through 12/31/99 vs. S&P 500 Index

     This  line  graph   compares   the  value  of  a  $10,000   investment   in
     INVESCO VIF-Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/99.

    In the short-term, we believe the first quarter of the new year could continue to show high volatility among technology stocks. At year-end there was a significant amount of cash on the sidelines in case of a Y2K debacle, and that cash will have to be invested. Technology stocks should garner their fair share of this reinvested money. Fundamentals appear to be sound, and earnings reports in January should be quite strong.

    We would note that tech stocks underperformed during the earnings reporting seasons in 1999 and could do so again. While sounding like a broken record, we point out the very high valuations in the sector. Valuations have not been an impediment to performance, but in an environment of rising interest rates, this is clearly a risk.

FUND MANAGEMENT

    In January 1999, William R. Keithler, a Chartered Financial Analyst with 15 years experience in the investment industry, rejoined INVESCO and assumed the responsibilities of portfolio manager for VIF-Technology Fund. Bill has an MS from the University of Wisconsin-Madison, and BS from Webster College. An INVESCO senior vice president and portfolio manager from 1986 to 1993, most recently he served as vice president and portfolio manager with Berger Associates.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADING OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
TECHNOLOGY FUND
91.45  COMMON STOCKS
0.78   BROADCASTING
       EchoStar Communications Class A Shrs(a)              7,400    $   721,500
================================================================================
11.33  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       CIENA Corp(a)                                       12,600        724,500
       Finisar Corp(a)                                      1,200        107,850
       General Instrument(a)                                7,700        654,500
       Harmonic Inc(a)                                      4,500        427,219
       JDS Uniphase(a)                                      8,800      1,419,550
       Lucent Technologies                                  8,000        598,500
       Nokia Corp Sponsored ADR Representing Ord Shrs       9,600      1,824,000
       Nortel Networks                                      8,100        818,100
       PairGain Technologies(a)                            19,500        276,656
       Polycom Inc(a)                                      11,300        719,669
       Powerwave Technologies(a)                            8,000        467,000
       QUALCOMM Inc(a)                                      6,400      1,128,000
       Scientific-Atlanta Inc                              12,100        673,062
       Tellabs Inc(a)                                      10,000        641,875
================================================================================
                                                                      10,480,481
25.04  COMPUTER SOFTWARE & SERVICE
       Active Software(a)                                   5,100        469,200
       Art Technology Group(a)                              6,000        780,000
       Aspect Development(a)                                7,200        493,200
       BEA Systems(a)                                      21,100      1,475,681
       BMC Software(a)                                     10,300        823,356
       BroadVision Inc(a)                                   7,300      1,241,456
       CBT Group Public Ltd Sponsored ADR
         Representing Ord Shrs(a)                          28,100        941,350
       Check Point Software Technologies(a)                 2,100        417,375
       Citrix Systems(a)                                    8,100        996,300
       Inktomi Corp(a)                                      4,200        372,750
       Internet HOLDRs Trust Depositary Receipts(a)         4,400        743,875
       Intuit Inc(a)                                       14,800        887,075
       IONA Technologies PLC Sponsored ADR
         Representing Ord Shrs(a)                           1,800         98,100
       i2 Technologies(a)                                   3,900        760,500
       Keane Inc(a)                                         3,800        120,650
       Legato Systems(a)                                   13,400        922,087
       Mercury Interactive(a)                               7,200        777,150

--------------------------------------------------------------------------------
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT          VALUE
--------------------------------------------------------------------------------

      Microsoft Corp(a)                                    16,000    $ 1,868,000
      National Information Consortium(a)                   20,100        643,200
      NetIQ Corp(a)                                         4,900        255,106
      Networks Associates(a)                               22,300        595,131
      New Era of Networks(a)                               11,800        561,975
      Oracle Corp(a)                                        9,100      1,019,769
      Parametric Technology(a)                             25,400        687,387
      Peregrine Systems(a)                                 14,000      1,178,625
      SAP AG Sponsored ADR Representing 1/12 Ord Shr       13,200        687,225
      Siebel Systems(a)                                     7,100        596,400
      SOFTBANK Corp                                           700        669,929
      Software.com Inc(a)                                   7,900        758,400
      Symantec Corp(a)                                      6,500        381,063
      Technology Solutions(a)                               5,400        176,850
      Verio Inc(a)                                          8,500        392,594
      Verity Inc(a)                                         5,600        238,350
      Vignette Corp(a)                                        800        130,400
================================================================================
                                                                      23,160,509
1.21  COMPUTER SYSTEMS
      Apple Computer(a)                                    10,900      1,120,656
================================================================================
2.18  COMPUTERS -- HARDWARE
      E-Tek Dynamics(a)                                     6,500        875,062
      Sun Microsystems(a)                                  14,700      1,138,331
================================================================================
                                                                       2,013,393
7.28  COMPUTERS -- NETWORKING
      Cisco Systems(a)                                     15,700      1,681,862
      Extreme Networks(a)                                   2,500        208,750
      InfoSpace.com Inc(a)                                  2,300        492,200
      Internet Capital Group(a)                             5,000        850,000
      Juniper Networks(a)                                   1,600        544,000
      Network Appliance(a)                                 13,900      1,154,569
      Redback Networks(a)                                   2,800        497,000
      3Com Corp(a)                                          8,600        404,200
      Whittman-Hart Inc(a)                                 16,900        906,262
================================================================================
                                                                       6,738,843
2.09  COMPUTERS -- PERIPHERALS
      Advanced Digital Information(a)                      13,300        646,713
      EMC Corp(a)                                           9,800      1,070,650
      SanDisk Corp(a)                                       2,200        211,750
================================================================================
                                                                       1,929,113
4.38  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                                     19,400      1,076,700

--------------------------------------------------------------------------------
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT          VALUE
--------------------------------------------------------------------------------

      Flextronics International Ltd(a)                     15,400    $   708,400
      Furukawa Electric Ltd                                27,000        409,531
      Jabil Circuit(a)                                      7,500        547,500
      Sanmina Corp(a)                                       4,300        429,463
      Solectron Corp(a)                                     9,300        884,663
================================================================================
                                                                       4,056,257
0.66  ELECTRONICS -- INSTRUMENTS
      SCI Systems(a)                                        7,400        608,188
================================================================================
14.66 ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                       12,900        639,356
      Analog Devices(a)                                     8,100        753,300
      Applied Micro Circuits(a)                             9,000      1,145,250
      Atmel Corp(a)                                        22,500        665,156
      Conexant Systems(a)                                  19,700      1,307,587
      Cypress Semiconductor(a)                             15,500        501,813
      LSI Logic(a)                                         10,100        681,750
      Maxim Integrated Products(a)                         14,000        660,625
      Microchip Technology(a)                               7,600        520,125
      National Semiconductor(a)                             6,900        295,406
      PMC-Sierra Inc(a)                                     6,000        961,875
      QLogic Corp(a)                                        4,900        783,388
      RF Micro Devices(a)                                  13,100        896,531
      SDL Inc(a)                                            6,500      1,417,000
      Texas Instruments                                    11,200      1,085,000
      Vitesse Semiconductor(a)                             13,400        702,662
      Xilinx Inc(a)                                        12,000        545,625
================================================================================
                                                                      13,562,449
1.84  ENTERTAINMENT
      Gemstar International Group Ltd(a)                   23,900      1,702,875
================================================================================
6.00  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                                  6,900        874,144
      ASM Lithography Holding NV New York
        Registered Shrs(a)                                  8,200        932,750
      Credence Systems(a)                                   9,700        839,050
      KLA-Tencor Corp(a)                                    4,600        512,325
      Lam Research(a)                                       9,900      1,104,469
      Novellus Systems(a)                                   2,400        294,075
      Taiwan Semiconductor Manufacturing
        Ltd Sponsored ADR
        Representing 5 Ord Shrs(a)                         13,399        602,955
      Teradyne Inc(a)                                       5,900        389,400
================================================================================
                                                                       5,549,168
0.99  MANUFACTURING
      Corning Inc                                           7,100        915,456
================================================================================

--------------------------------------------------------------------------------
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT          VALUE
--------------------------------------------------------------------------------

9.09  SERVICES
      America Online(a)                                    17,700    $ 1,335,244
      Ariba Inc(a)                                            600        106,425
      CMGI Inc(a)                                           3,400        941,375
      Concord EFS(a)                                       18,100        466,075
      Critical Path(a)                                      2,700        254,813
      Diamond Technology Partners(a)                        6,150        528,516
      Fiserv Inc(a)                                        17,100        655,144
      Proxicom Inc(a)                                       1,100        136,744
      Safeguard Scientifics(a)                              4,900        794,106
      Sapient Corp(a)                                       6,400        902,000
      TSI International Software Ltd(a)                     8,300        469,988
      VeriSign Inc(a)                                       4,600        877,450
      VERITAS Software(a)                                   6,600        944,625
================================================================================
                                                                       8,412,505

2.59  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                 8,800        907,500
      Proxim Inc(a)                                         6,700        737,000
      Vodafone AirTouch PLC Sponsored ADR
        Representing 10 Ord Shrs                            4,900        242,550
      WinStar Communications(a)                             6,800        509,150
================================================================================
                                                                       2,396,200
0.78  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                            14,200        720,650
================================================================================
0.55  TELEPHONE
      Amdocs Ltd(a)                                        14,780        509,910
================================================================================
      TOTAL COMMON STOCKS (Cost $62,936,412)                          84,598,153
================================================================================
8.55  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        12/31/1999 due 1/3/2000 at 2.800%, repurchased
        at $7,915,847 (Collateralized by US Treasury
        Inflationary Index Notes, due 1/15/2007 at
        3.375%, value $8,061,741) (Cost $7,914,000)   $ 7,914,000      7,914,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $70,850,412)
        (Cost for Income Tax Purposes $71,172,320)                   $92,512,153
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                   TECHNOLOGY
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 70,850,412
================================================================================
  At Value(a)                                                    $ 92,512,153
Receivables:
  Fund Shares Sold                                                  1,622,444
  Dividends and Interest                                                4,274
Prepaid Expenses and Other Assets                                         125
================================================================================
TOTAL ASSETS                                                       94,138,996
================================================================================
LIABILITIES
Payables:
  Custodian                                                             1,107
  Investment Securities Purchased                                     109,248
Fund Shares Repurchased                                                37,063
Accrued Expenses and Other Payables                                        21
================================================================================
TOTAL LIABILITIES                                                     147,439
================================================================================
NET ASSETS AT VALUE                                              $ 93,991,557
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 71,614,849
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                                     (74)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions             715,041
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    21,661,741
================================================================================
NET ASSETS AT VALUE                                              $ 93,991,557
================================================================================
Shares Outstanding                                                  2,531,485
NET ASSET VALUE, Offering and Redemption Price per Share         $      37.13
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $7,914,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Technology Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS


INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                   TECHNOLOGY
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      5,989
Interest                                                               96,198
  Foreign Taxes Withheld                                                 (241)
================================================================================
  TOTAL INCOME                                                        101,946
================================================================================
EXPENSES
Investment Advisory Fees                                               92,023
Transfer Agent Fees                                                     5,000
Administrative Fees                                                    42,515
Custodian Fees and Expenses                                            20,207
Directors' Fees and Expenses                                            8,161
Professional Fees and Expenses                                         17,061
Registration Fees and Expenses                                             39
Reports to Shareholders                                                 8,567
Other Expenses                                                            576
================================================================================
  TOTAL EXPENSES                                                      194,149
  Fees and Expenses Absorbed by Investment Adviser                    (26,323)
  Fees and Expenses Paid Indirectly                                   (14,184)
================================================================================
     NET EXPENSES                                                     153,642
================================================================================
NET INVESTMENT LOSS                                                   (51,696)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities                                               857,384
  Foreign Currency Transactions                                           307
================================================================================
     Total Net Realized Gain                                          857,691
================================================================================
Change in Net Appreciation of:
  Investment Securities                                            21,371,751
  Foreign Currency Transaction                                         15,726
================================================================================
     Total Net Appreciation                                        21,387,477
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                    22,245,168
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 22,193,472
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

TECHNOLOGY FUND

                                                       YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                            1999         1998
OPERATIONS
Net Investment Loss                                 $    (51,696) $    (1,065)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                      857,691      (90,677)
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                   21,387,477      291,455
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            22,193,472      199,713
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                          0         (621)
In Excess of Net  Investment Income                            0       (1,061)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                            0       (6,100)
================================================================================
TOTAL DISTRIBUTIONS                                            0       (7,782)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        103,325,672    4,805,752
Reinvestment of Distributions                                  0        7,782
================================================================================
                                                     103,325,672    4,813,534
Amounts Paid for Repurchases of Shares               (33,104,826)  (3,842,652)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                             70,220,846      970,882
================================================================================
TOTAL INCREASE IN NET ASSETS                          92,414,318    1,162,813
NET ASSETS
Beginning of Period                                    1,577,239      414,426
================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess
  of) Net Investment Loss of ($74) and ($3),
  respectively)                                     $ 93,991,557  $ 1,577,239
================================================================================

                   -------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                            3,731,704      383,014
Shares Issued from Reinvestment of Distributions               0          607
================================================================================
                                                       3,731,704      383,621
Shares Repurchased                                    (1,310,179)    (309,738)
================================================================================
NET INCREASE IN FUND SHARES                            2,421,525       73,883
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund (the "Fund", presented herein), Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Net capital loss carryovers utilized in 1999 by the Fund amounted to $85,392.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net
operating losses and expired capital loss carryforwards.     For the year
ended December 31, 1999, the Fund reclassified $51,625 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment loss. Net investment loss, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $73,755,132 and $12,734,572, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $21,552,218 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $212,385, resulting in net appreciation of $21,339,833.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.

         ---------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Technology Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 21, 1997 (commencement of investment operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        PERIOD
                                                                         ENDED
                                          YEAR ENDED DECEMBER 31   DECEMBER 31
--------------------------------------------------------------------------------
                                             1999         1998         1997(a)
PER SHARE DATA
Net Asset Value--Beginning of Period     $   14.34    $   11.49    $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)              (0.00)       (0.03)        0.05
Net Gains on Securities (Both Realized
  and Unrealized)                            22.79         2.96         1.44
================================================================================
TOTAL FROM INVESTMENT OPERATIONS             22.79         2.93         1.49
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.00         0.01         0.00
In Excess of Net Investment Income            0.00         0.01         0.00
Distributions from Capital Gains              0.00         0.06         0.00
================================================================================
TOTAL DISTRIBUTIONS                           0.00         0.08         0.00
================================================================================
Net Asset Value-- End of Period          $   37.13    $   14.34    $   11.49
================================================================================

TOTAL RETURN(c)                            158.93%       25.69%       14.80%(d)

RATIOS
Net Assets-- End of Period ($000
  Omitted)                               $  93,992    $   1,577    $     414
Ratio of Expenses to Average Net
   Assets(e)(f)                              1.31%        1.40%        0.48%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                     (0.40%)      (0.14%)       0.95%(g)
Portfolio Turnover Rate                        95%         239%         102%(d)

(a) From May 21, 1997, commencement of investment operations, to December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.61%), (5.21%) and (17.82%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g) Annualized

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)










[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A13 9043 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
-------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TELECOMMUNICATIONS FUND




                                     ANNUAL





ANNUAL REPORT  | December 31, 1999                       [INVESCO ICON] INVESCO

MARKET OVERVIEW                                                  JANUARY 2000(2)

        The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

        Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

        By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

        The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

        The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecommunications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers -- particularly the major drug companies -- lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

        For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

        Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

        If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

        In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

        The line graph below illustrates, for the period from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF - TELECOMMUNICATIONS FUND

                           VIF-TELECOMMUNICATIONS FUND
                           AVERAGE ANNUAL TOTAL REVENUE
                                AS OF 12/31/99(1)

          Since inception (9/99)                                64.50%
         -------------------------------------------------------------

        For the three months ended 12/31/99, VIF-Telecommunications Fund gained 59.40%. This return greatly exceeded both the S&P 500, which over the same period returned 14.87%, and the Morgan Stanley-European/Australia/Far East Index, which rose 17.05%. (Of course, past performance is not a guarantee of future results.)(1),(2)

        The fund's performance was driven by shares of Internet, component, and telecommunication equipment companies. Internet companies Yahoo! Inc. and CMGI Inc, enjoyed returns in excess of 80% in December 1999 alone. Yahoo! Inc advanced on the news of its inclusion into the S&P 500 index, and CMGI Inc announced stronger-than-expected earnings which boosted its performance. Component stocks also drove the fund's performance, including Broadcom Corp, JDS Uniphase, Qualcomm Inc, and SDL Inc. Qualcomm Inc benefited from the sale of its handset division, while JDS Uniphase, SDL Inc., and Broadcom Corp advanced as investors discounted strong growth prospects for 2000.

Graph: INVESCO VIF - Telecommunications Fund
       Total Return from Inception (9/99) through 2/31/99 vs. S&P 500 Index and MSCI-EAFE.

       This line graph compares the value of a $10,000 investment in INVESCO VIF-Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the MSCI-EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through 12/31/99.

        We remain bullish on the outlook for the telecommunications sector, particularly equipment. Optical networking equipment sales are expected to accelerate during the year. We will focus on equipment companies with broad product lines and global exposure. To a lesser extent, the fund will invest in smaller, faster-growing communication equipment stocks. It is anticipated that the fund could become more heavily weighted in telecommunication equipment stocks, given the superior growth prospects we see in that sector. We will also focus on the migration of voice traffic from wireline networks to wireless, as cellular rates decline and new service providers ramp up service. Wireless data services will become an increasingly important investment theme in 2000 and beyond. Overall, we will continue to exercise diligence in selecting the companies we believe will offer the best potential for performance. We expect to see volatility within the telecom sector following the strong performance of 1999, but we believe our strategy of buying and holding industry leaders will continue to serve us well regardless of market fluctuations.

FUND MANAGEMENT

        The fund is managed by Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE MSCI-EAFE IS AN UNMANAGED INDEX THAT REFLECTS THE PERFORMANCE OF THE EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
December 31, 1999

--------------------------------------------------------------------------------
                                              COUNTRY    SHARES OR
                                              CODE IF    PRINCIPAL
%        DESCRIPTION                           NON US       AMOUNT         VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS FUND
84.23   COMMON STOCKS
2.96    BROADCASTING
        EchoStar Communications Class A Shrs(a)             21,410   $ 2,087,475
================================================================================
1.15    CABLE
        NTL Inc(a)                                           6,470       807,132
================================================================================
16.35   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
        CIENA Corp(a)                                        4,900       281,750
        Comverse Technology(a)                               8,000     1,158,000
        Copper Mountain Networks(a)                          5,700       277,875
        General Instrument(a)                               10,500       892,500
        JDS Uniphase(a)                                     13,600     2,193,850
        Lucent Technologies                                 11,960       894,758
        Metasolv Software(a)                                 1,700       138,975
        Motorola Inc                                         1,120       164,920
        Nokia Corp Sponsored ADR Representing
          Ord Shrs                                 FI       10,680     2,029,200
        Nortel Networks                            CA       12,720     1,284,720
        QUALCOMM Inc(a)                                      7,840     1,381,800
        Scientific-Atlanta Inc                               4,580       254,763
        Tellabs Inc(a)                                       9,080       582,823
================================================================================
                                                                      11,535,934
14.02   COMPUTER RELATED
        Cisco Systems(a)                                    15,640     1,675,435
        EMC Corp(a)                                         14,070     1,537,147
        Exodus Communications(a)                            10,300       914,769
        Inktomi Corp(a)                                      6,480       575,100
        Internap Network Services(a)                         3,400       588,200
        Juniper Networks(a)                                    800       272,000
        Metromedia Fiber Network Class A Shrs(a)            14,940       716,186
        Microsoft Corp(a)                                    4,640       541,720
        PSINet Inc(a)                                       12,060       744,705
        Redback Networks(a)                                  3,580       635,450
        Sycamore Networks(a)                                   600       184,800
        Verio Inc(a)                                         6,860       316,846
        Yahoo! Inc(a)                                        2,750     1,189,891
================================================================================
                                                                       9,892,249
9.06    ELECTRONICS -- SEMICONDUCTOR
        Applied Micro Circuits(a)                            7,740       984,915
        Broadcom Corp Class A Shrs(a)                        2,760       751,755

--------------------------------------------------------------------------------

                                              COUNTRY    SHARES OR
                                              CODE IF    PRINCIPAL
%        DESCRIPTION                           NON US       AMOUNT         VALUE
--------------------------------------------------------------------------------
        Conexant Systems(a)                                 10,360   $   687,645
        PMC-Sierra Inc(a)                          CA        6,320     1,013,175
        RF Micro Devices(a)                                  8,990       615,253
        SDL Inc(a)                                           6,080     1,325,440
        Texas Instruments                                    3,000       290,625
        Vitesse Semiconductor(a)                            13,780       722,589
================================================================================
                                                                       6,391,397
2.66    ENTERTAINMENT
        Gemstar International Group Ltd(a)                  26,320     1,875,300
================================================================================
2.15    MACHINERY
        Mannesmann AG Registered Shrs              GM        6,210     1,513,490
================================================================================
0.49    MANUFACTURING
        Corning Inc                                          2,700       348,131
================================================================================
0.73    RETAIL
        Tandy Corp                                          10,440       513,518
================================================================================
4.06    SERVICES
        America Online(a)                                   13,060       985,214
        CMGI Inc(a)                                          4,350     1,204,406
        CSG Systems International(a)                        16,930       675,084
================================================================================
                                                                       2,864,704
7.65    TELECOMMUNICATIONS -- CELLULAR & WIRELESS
        China Telecom Ltd(a)                       HK       42,000       262,601
        Crown Castle International(a)                       11,720       376,505
        Nextel Communications Class A Shrs(a)                4,400       453,750
        NTT Mobile Communications Network          JA           25       961,444
        Partner Communications Ltd ADR
          Representing Ord Shrs(a)                 IS       14,800       382,950
        Telecom Italia Mobile SpA                  IT       24,810       277,096
        Teligent Inc Class A Shrs(a)                         4,130       255,028
        Tritel Inc(a)                                        8,400       266,175
        Vodafone AirTouch PLC Sponsored ADR
         Representing 10 Ord Shrs                  UK        8,000       396,000
        VoiceStream Wireless(a)                              7,700     1,095,806
        WinStar Communications(a)                            8,960       670,880
================================================================================
                                                                       5,398,235
12.32   TELECOMMUNICATIONS -- LONG DISTANCE
        Allegiance Telecom(a)                                5,610       517,522
        AT&T Corp                                            9,940       504,455
        Equant NV New York Shrs(a)                 NL        3,740       418,880
        Esat Telecom Group PLC Sponsored ADR
         Representing 2 Ord Shrs(a)                IE        9,390       859,185
        Global Crossing Ltd(a)                     BD       22,435     1,121,750
        Global TeleSystems Group(a)                         24,360       843,465
        Infonet Services Class B Shrs(a)                    16,900       443,625
        ITC DeltaCom(a)                                     10,500       290,062

--------------------------------------------------------------------------------

                                              COUNTRY    SHARES OR
                                              CODE IF    PRINCIPAL
%        DESCRIPTION                           NON US       AMOUNT         VALUE
--------------------------------------------------------------------------------

        KPNQwest NV Class C Shrs(a)                NL        9,500   $   605,625
        MCI WorldCom(a)                                      7,760       411,765
        Nippon Telegraph & Telephone               JA           45       770,623
        Qwest Communications International(a)               14,230       611,890
        Sprint Corp                                         11,830       796,307
        Viatel Inc(a)                                        9,260       496,568
================================================================================
                                                                       8,691,722
10.63   TELEPHONE
        Amdocs Ltd(a)                                       29,770     1,027,065
        AT&T Canada Class B Depository Receipts(a) CA       16,820       677,005
        BellSouth Corp                                       9,960       466,253
        Cable & Wireless PLC                       UK        6,300       106,678
        COLT Telecom Group PLC Sponsored ADR
         Representing 4 Ord Shrs(a)                UK        6,820     1,391,280
        Covad Communications Group(a)                        6,640       371,425
        GTE Corp                                             3,200       225,800
        Illuminet Holdings(a)                                5,200       286,000
        McLeodUSA Inc(a)                                    10,550       621,131
        NEXTLINK Communications Class A Shrs(a)              7,100       589,744
        RCN Corp(a)                                          7,260       352,110
        Rhythms NetConnections(a)                            7,150       221,650
        SBC Communications                                  14,840       723,450
        Time Warner Telecom Class A Shrs(a)                  2,800       139,825
        US WEST                                              4,200       302,400
================================================================================
                                                                       7,501,816
        TOTAL COMMON STOCKS (Cost $46,645,395)                        59,421,103
================================================================================
15.77   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
        Repurchase  Agreement with State Street
          dated 12/31/1999 due 1/3/2000 at
          2.800%, repurchased at $11,131,597
          (Collateralized by US Treasury
          Inflationary  Index Notes, due 1/15/2007
          at 3.375%, value $11,338,252)
         (Cost $11,129,000)                           $ 11,129,000    11,129,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $57,774,395)
        (Cost for Income Tax Purposes $57,865,680)                  $ 70,550,103
================================================================================

(a)     Security is non-income producing.

SUMMARY OF INVESTMENTS BY COUNTRY


                                                       % OF
                                  COUNTRY        INVESTMENT
COUNTRY                              CODE        SECURITIES              VALUE
--------------------------------------------------------------------------------
Bermuda                                BD            1.59%        $  1,121,750
Canada                                 CA            4.22            2,974,900
Finland                                FI            2.88            2,029,200
Germany                                GM            2.15            1,513,490
Hong Kong                              HK            0.37              262,601
Ireland                                IE            1.22              859,185
Israel                                 IS            0.54              382,950
Italy                                  IT            0.39              277,096
Japan                                  JA            2.46            1,732,067
Netherlands                            NL            1.45            1,024,505
United Kingdom                         UK            2.68            1,893,958
United States                          US           80.05           56,478,401
================================================================================
                                                   100.00%         $70,550,103
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999


                                                             TELECOMMUNICATIONS
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                      $ 57,774,395
================================================================================
   At Value(a)                                                     $ 70,550,103
Cash                                                                      2,290
Receivables:
   Fund Shares Sold                                                     794,158
   Dividends and Interest                                                 5,656
================================================================================
TOTAL ASSETS                                                         71,352,207
================================================================================
LIABILITIES
Payable for Investment Securities Purchased                           3,699,672
Accrued Expenses and Other Payables                                       2,753
================================================================================
TOTAL LIABILITIES                                                     3,702,425
================================================================================
NET ASSETS AT VALUE                                                $ 67,649,782
================================================================================
NET ASSETS
Paid-in Capital(b)                                                 $ 54,356,847
Accumulated Undistributed Net Investment Income                           8,131
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency Transactions              509,096
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                              12,775,708
================================================================================
NET ASSETS AT VALUE                                                $ 67,649,782
================================================================================
Shares Outstanding                                                    4,113,118
NET ASSET VALUE, Offering and Redemption Price per Share           $      16.45
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $11,129,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS


INVESCO VARIABLE INVESTMENT FUNDS, INC.
PERIOD ENDED DECEMBER 31, 1999 (NOTE 1)

                                                             TELECOMMUNICATIONS
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                         $       6,205
Interest                                                                 88,757
   Foreign Taxes Withheld                                                  (144)
================================================================================
   TOTAL INCOME                                                          94,818
================================================================================
EXPENSES
Investment Advisory Fees                                                 50,901
Transfer Agent Fees                                                       1,389
Administrative Fees                                                      20,763
Custodian Fees and Expenses                                               6,253
Directors' Fees and Expenses                                                 40
Professional Fees and Expenses                                           12,421
Other Expenses                                                              106
================================================================================
   TOTAL EXPENSES                                                        91,873
   Fees and Expenses Absorbed by Investment Adviser                      (1,193)
   Fees and Expenses Paid Indirectly                                     (3,993)
================================================================================
      NET EXPENSES                                                       86,687
================================================================================
NET INVESTMENT INCOME                                                     8,131
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
   Net Realized Gain (Loss) on:
   Investment Securities                                                510,579
   Foreign Currency Transactions                                         (1,483)
================================================================================
      Total Net Realized Gain                                           509,096
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                             12,785,701
   Foreign Currency Transactions                                         (9,993)
================================================================================
      Total Net Appreciation                                         12,775,708
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANACTIONS   13,284,804
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  13,292,935
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


TELECOMMUNICATIONS FUND

                                                                         PERIOD
                                                                          ENDED
                                                                    DECEMBER 31
--------------------------------------------------------------------------------
                                                                           1999
                                                                        (Note 1)
OPERATIONS
Net Investment Income                                             $       8,131
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                    509,096
Change in Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                 12,775,708
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                           13,292,935
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                        70,669,026
Amounts Paid for Repurchases of Shares                              (16,560,179)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS              54,108,847
================================================================================
TOTAL INCREASE IN NET ASSETS
                                         67,401,782
NET ASSETS
Initial Subscription (Note 1)                                           248,000
Beginning of Period                                                           0
================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income of $8,131)                               $  67,649,782
================================================================================

            --------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                            24,800
Shares Sold                                                           5,225,874
Shares Repurchased                                                   (1,137,556)
================================================================================
NET INCREASE IN FUND SHARES                                           4,113,118
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO VARIABLE INVESTMENT FUNDS, INC.


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund (the "Fund", presented herein), Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation and income on securities principally engaged in a specific business sector. The Fund commenced investment operations on September 21, 1999. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund. Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $49,924,138 and $3,787,839 respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $12,956,404 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $271,981 resulting in net appreciation of $12,684,423.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.


           ----------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Telecommunications Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period September 21, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL  HIGHLIGHTS


TELECOMMUNICATIONS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                        ENDED
                                                                  DECEMBER 31
--------------------------------------------------------------------------------
                                                                         1999(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                             $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                 0.00
Net Gains on Securities (Both Realized and Unrealized                    6.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         6.45
================================================================================
Net Asset Value-- End of Period                                   $     16.45
================================================================================

TOTAL RETURN(c)                                                        64.50%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                        $     67,650
Ratio of Expenses to Average Net Assets(e)(f)                           1.27%(g)
Ratio of Net Investment Income to Average Net Assets(e)                 0.11%(g)
Portfolio Turnover Rate                                                   15%(d)

(a) From September 21, 1999, commencement of investment operations, to December 31, 1999.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.28% (annualized) and ratio of net investment income to average net assets would have been 0.10% (annualized).

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g) Annualized

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)




[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-8229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A739 9044 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
-------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
-------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TOTAL RETURN FUND




                                     ANNUAL





ANNUAL REPORT | December 31, 1999                  [INVESCO ICON] INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

     Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, out-distanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecom-munications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers--particularly the major drug companies--lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought--roughly 3.5% instead of 2.5%--gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive--not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)


VIF - TOTAL RETURN FUND

                             VIF- TOTAL RETURN FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

        1 year                                                   (3.40%)
        ----------------------------------------------------------------
        5 years                                                  12.38%
        ----------------------------------------------------------------
        Since inception (6/94)                                   11.36%
        ----------------------------------------------------------------


    For the one-year period ended 12/31/99, VIF-Total Return Fund fell 3.40%. This lagged both the S&P 500 Index, which over the same period gained 21.03%, and the Lehman Government/Corporate Bond Index, which fell 2.15%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The fund suffered throughout most of the year from its focus on value stocks in a market that has increasingly favored high-growth, high-multiple growth stocks. At the end of the year, the equity portion of the fund was overweight relative to the benchmark in basic materials, capital goods and consumer cyclical stocks. The fund focused on companies within those sectors because they continued to offer the most attractive valuations, combined with strong or improving business dynamics. We witnessed early signs of strength in the basic materials and consumer cyclicals sector in the fourth quarter, and we benefited from an underweight position in the poor-performing energy sector. This was not enough to offset the solid underweight position in technology, however, along with declines of several holdings in the capital goods and consumer cyclical sectors. We did, however, benefit from the asset allocation of our portfolio in that equities far exceeded the return of bonds during the quarter, and the fund had a higher-than-normal weighting. The fixed-income component held its own during a difficult bond market, with interest rates rising throughout the year.

Graph: INVESCO VIF - Total Return Fund
       Total Return since Inception (6/94) through 12/31/99 vs. S&P 500 Index

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Total Return Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/94) through 12/31/99.

      The historical spread between the expected return on stocks and the yield-to-maturity of longer-term bonds has averaged 3% over time. At that level, the normal asset mix would be 60% stocks and 40% bonds. The current spread is somewhat wider than historic norms, and the fund maintains a higher-than-neutral equity position.

FUND MANAGEMENT

VIF-Total Return Fund is managed by Edward C. Mitchell, president of INVESCO Capital Management, Inc. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969. He is assisted by David S. Griffin, who began his investment career in 1982. David holds an MBA from the College of William & Mary, as well as a BA from Ohio Wesleyan University. He is a Chartered Financial Analyst.


(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD FIXED-INCOME MARKET. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

TOTAL RETURN FUND
69.79 COMMON STOCKS
1.72  AEROSPACE & DEFENSE
      Boeing Co                                          4,500     $  187,031
      Lockheed Martin                                    8,000        175,000
      Raytheon Co Class B Shrs                           4,000        106,250
================================================================================
                                                                      468,281
0.63  AIRLINES
      Southwest Airlines                                10,500        169,969
================================================================================
2.01  AUTO PARTS
      Cooper Tire & Rubber                               8,000        124,500
      Genuine Parts                                      9,000        223,313
      Johnson Controls                                   3,500        199,062
================================================================================
                                                                      546,875
1.18  AUTOMOBILES
      Ford Motor                                         6,000        320,625
================================================================================
5.09  BANKS
      Bank of America                                    7,200        361,350
      Bank One                                           7,000        224,438
      Comerica Inc                                       2,000         93,375
      First Union                                        6,000        196,875
      FleetBoston Financial                              5,000        174,062
      National City                                      7,920        187,605
      State Street                                       1,500        109,594
      Wachovia Corp                                        500         34,000
================================================================================
                                                                    1,381,299
1.37  BEVERAGES
      Anheuser-Busch Cos                                 3,000        212,625
      PepsiCo Inc                                        4,500        158,625
================================================================================
                                                                      371,250
1.21  BUILDING MATERIALS
      Lowe's Cos                                         2,000        119,500
      Sherwin-Williams Co                               10,000        210,000
================================================================================
                                                                      329,500
1.39  CHEMICALS
      Dow Chemical                                       1,600        213,800
      Great Lakes Chemical                               3,000        114,562
      Praxair Inc                                        1,000         50,313
================================================================================
                                                                      378,675
4.62  COMPUTER RELATED
      Cadence Design Systems(a)                          6,000        144,000
      Compaq Computer                                   12,000        324,750
      Computer Associates International                  4,500        314,719

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

      Compuware Corp(a)                                  5,000     $  186,250
      Hewlett-Packard Co                                 2,500        284,844
================================================================================
                                                                    1,254,563
2.58  CONGLOMERATES
      Fortune Brands                                     5,000        165,312
      Hanson PLC Sponsored ADR Representing 5 Ord Shrs   5,000        202,188
      National Service Industries                        6,000        177,000
      Unilever NV New York Registered Shrs               2,857        155,528
================================================================================
                                                                      700,028
0.34  CONSUMER FINANCE
      Household International                            2,500         93,125
================================================================================
0.33  CONTAINERS
      Crown Cork & Seal                                  4,000         89,500
================================================================================
0.74  DISTRIBUTION
      Supervalu Inc                                     10,000        200,000
================================================================================
3.36  ELECTRIC UTILITIES
      CINergy Corp                                       3,700         89,262
      DTE Energy                                         3,000         94,125
      Edison International                               5,000        130,937
      Entergy Corp                                      10,000        257,500
      GPU Inc                                            8,000        239,500
      Unicom Corp                                        3,000        100,500
================================================================================
                                                                      911,824
2.09  ELECTRICAL EQUIPMENT
      Emerson Electric                                   1,500         86,062
      General Electric                                   1,250        193,437
      Grainger (W W) Inc                                 3,000        143,437
      Rockwell International                             3,000        143,625
================================================================================
                                                                      566,561
0.45  ELECTRONICS -- SEMICONDUCTOR
      Intel Corp                                         1,500        123,469
================================================================================
0.34  FINANCIAL
      Fannie Mae                                         1,500         93,656
================================================================================
1.09  FOODS
      Archer-Daniels-Midland Co                         12,600        153,563
      Heinz (H J) Co                                     3,550        141,334
================================================================================
                                                                      294,897
0.78  HARDWARE & TOOLS
      Snap-On Inc                                        8,000        212,500
================================================================================
3.38  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Abbott Laboratories                                5,000        181,562
      American Home Products                             3,600        141,975
      Bristol-Myers Squibb                               4,000        256,750
      Lilly (Eli) & Co                                   3,200        212,800
      Mylan Laboratories                                 5,000        125,937
================================================================================
                                                                      919,024
1.60  HEALTH CARE RELATED
      Columbia/HCA Healthcare                           10,000        293,125

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

      Quintiles Transnational(a)                         7,500     $  140,156
================================================================================
                                                                      433,281
1.06  HOUSEHOLD FURNITURE & APPLIANCES
      Shaw Industries                                    6,000         92,625
      Whirlpool Corp                                     3,000        195,188
================================================================================
                                                                      287,813
5.86  INSURANCE
      Allstate Corp                                      9,000        216,000
      American General                                   1,000         75,875
      Lincoln National                                   5,000        200,000
      Loews Corp                                         3,000        182,062
      MGIC Investment                                    5,000        300,937
      Ohio Casualty                                     16,000        257,000
      Old Republic International                         9,000        122,625
      SAFECO Corp                                        6,000        149,250
      Torchmark Corp                                     3,000         87,188
================================================================================
                                                                    1,590,937
1.06  INSURANCE BROKERS
      Marsh & McLennan                                   3,000        287,062
================================================================================
1.58  INVESTMENT BANKER/BROKER FIRM
      Morgan Stanley Dean Witter & Co                    3,000        428,250
================================================================================
1.01  IRON & STEEL
      Nucor Corp                                         5,000        274,062
================================================================================
1.67  MACHINERY
      Caterpillar Inc                                    5,000        235,312
      Deere & Co                                         5,000        216,875
================================================================================
                                                                      452,187
3.17  MANUFACTURING
      Federal Signal                                    10,000        160,625
      Illinois Tool Works                                3,000        202,687
      Minnesota Mining & Manufacturing                   1,300        127,237
      Precision Castparts                                7,000        183,750
      Textron Inc                                        1,000         76,688
      York International                                 4,000        109,750
================================================================================
                                                                      860,737
0.74  METALS MINING
      Phelps Dodge                                       3,000        201,375
================================================================================
1.49  OFFICE EQUIPMENT & SUPPLIES
      IKON Office Solutions                             25,000        170,312
      Office Depot(a)                                    7,000         76,563
      Xerox Corp                                         7,000        158,813
================================================================================
                                                                      405,688
3.46  OIL & GAS RELATED
      Exxon Mobil                                        3,500        281,969
      Norsk Hydro A/SA Sponsored ADR Representing
        Ord Shrs                                         5,000        213,750
      Phillips Petroleum                                 2,000         94,000
      Repsol SA Sponsored ADR Representing Ord Shrs     15,000        348,750
================================================================================
                                                                      938,469

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

0.48  PAPER & FOREST PRODUCTS
      Kimberly-Clark Corp                                2,000     $  130,500
================================================================================
0.58  POLLUTION CONTROL
      Waste Management                                   9,100        156,406
================================================================================
0.95  PUBLISHING
      American Greetings Class A Shrs                    4,000         94,500
      Gannett Co                                         2,000        163,125
================================================================================
                                                                      257,625
0.92  RAILROADS
      CSX Corp                                           8,000        251,000
================================================================================
2.64  RETAIL
      Albertson's Inc                                    3,000         96,750
      Dillard's Inc Class A Shrs                        10,000        201,875
      Penney (J C) Co                                    7,000        139,563
      Rite Aid                                          25,000        279,688
================================================================================
                                                                      717,876
1.16  SERVICES
      Deluxe Corp                                        7,000        192,062
      First Data                                         2,500        123,281
================================================================================
                                                                      315,343
1.21  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                          6,500        329,875
================================================================================
1.70  TELEPHONE
      Bell Atlantic                                      2,000        123,125
      Telefonos de Mexico SA de CV Sponsored ADR
        Representing 20 Series L Shrs                    3,000        337,500
================================================================================
                                                                      460,625
1.90  TEXTILE -- APPAREL MANUFACTURING
      Liz Claiborne                                      4,000        150,500
      Unifi Inc(a)                                      15,000        184,688
      VF Corp                                            6,000        180,000
================================================================================
                                                                      515,188
0.68  TOBACCO
      Philip Morris                                      8,000        185,500
================================================================================
0.17  TOYS
      Mattel Inc                                         3,500         45,937
================================================================================
      TOTAL COMMON STOCKS (Cost $17,240,324)                       18,951,357
================================================================================
24.00 FIXED INCOME SECURITIES
4.37  US GOVERNMENT OBLIGATIONS
      US Treasury Bonds
        8.125%, 8/15/2019                            $ 200,000        227,875
        7.625%, 2/15/2025                            $ 350,000        387,844
        7.250%, 8/15/2022                            $ 350,000        369,031
      US Treasury Notes
        7.500%, 11/15/2001                           $ 100,000        102,188
        6.375%, 8/15/2002                            $ 100,000        100,188
================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS (Amortized
          Cost $1,225,818)                                          1,187,126
================================================================================

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

4.01  US GOVERNMENT AGENCY OBLIGATIONS
      Fannie Mae
        Benchmark Notes, 5.125%, 2/13/2004          $ 208,000      $  195,162
        Gtd Mortgage Pass-Through Certificates
          8.500%, 3/1/2010                          $  45,241          46,793
          7.000%, 12/1/2027                         $ 133,935         129,737
          6.500%, 5/1/2026                          $  97,818          92,980
          6.000%, 5/1/2009                          $  87,900          84,828
      Freddie Mac, Gold, Participation Certificates
        8.000%, 10/1/2010                           $  25,188          25,727
        6.500%, 7/1/2001                            $  33,604          33,445
        6.500%, 1/1/2029                            $ 234,055         221,190
      Government National Mortgage Association I
        Pass-Through Certificates
           7.500%, 3/15/2026                        $  41,300          40,924
           7.000%, 4/15/2028                        $ 224,597         217,135
================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $1,125,691)                               1,087,921
================================================================================
1.44  ASSET-BACKED SECURITIES
1.44  CONSUMER FINANCE
      Chase Manhattan Credit Card Master Trust,
        Series 1996-3 Class A, 7.040%, 2/15/2005    $ 200,000         200,724
      Discover Card Master Trust I, Series 1998-7
        Class A, 5.600%, 5/16/2006                  $ 200,000         190,500
================================================================================
        TOTAL ASSET-BACKED SECURITIES (Amortized
          Cost $408,271)                                              391,224
================================================================================
14.18 CORPORATE BONDS
0.70  AUTO PARTS
      Dana Corp, Notes, 6.250%, 3/1/2004            $ 200,000         190,611
================================================================================
1.37  AUTOMOBILES
      Ford Motor, Bonds, 6.500%, 8/1/2018           $ 200,000         176,514
      General Motors Acceptance, Global Bonds,
        5.500%, 1/14/2002                           $ 200,000         194,387
================================================================================
                                                                      370,901
2.47  BANKS
      ABN Amro Bank NV, Sub Notes, 7.550%,
        6/28/2006                                   $ 200,000         199,650
      NationsBank Corp, Sub Notes, 6.500%,
        3/15/2006                                   $ 100,000          95,867
      SunTrust Banks, Sr Notes, 6.250%, 6/1/2008    $ 300,000         276,828
      Wachovia Bank, Euro Medium-Term Notes
        Series 3, 7.000%, 10/17/2008                $ 100,000          97,264
================================================================================
                                                                      669,609
0.89  BUILDING MATERIALS
      Sherwin-Williams Co, Notes, 6.850%, 2/1/2007  $ 250,000         241,560
================================================================================
0.41  ELECTRIC UTILITIES
      National Rural Utilities, Secured Collateral Trust
        6.550%, 11/1/2018                           $ 125,000         111,410
================================================================================
1.42  FINANCIAL
      Associates Corp of North America, Sr Notes,
        6.375%, 10/15/2002                          $ 200,000         196,689
      CIT Group, Notes, 5.625%, 10/15/2003          $ 200,000         188,980
================================================================================
                                                                      385,669

--------------------------------------------------------------------------------
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

0.54  FOODS
      Campbell Soup, Notes, 6.150%, 12/1/2002       $  150,000     $  147,665
================================================================================
0.68  HEALTH CARE RELATED
      Guidant Corp, Notes, 6.150%, 2/15/2006        $  200,000        184,499
================================================================================
1.05  HOUSEHOLD PRODUCTS
      Procter & Gamble, Notes, 5.250%, 9/15/2003    $  300,000        284,765
================================================================================
1.05  INSURANCE
      Travelers Property Casualty, Sr Notes,
        6.750%, 11/15/2006                          $  300,000        285,333
================================================================================
0.68  LEISURE TIME
      Carnival Corp, Notes, 6.150%, 4/15/2008       $  200,000        183,717
================================================================================
0.68  MACHINERY
      Cooper Industries, Medium-Term Notes,
        Series 3, 6.375%, 5/8/2008                  $  200,000        185,174
================================================================================
0.65  PERSONAL CARE
      Colgate-Palmolive Co, Medium-Term Notes,
        Series C, 5.580%, 11/6/2008                 $  200,000        177,711
================================================================================
0.95  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp, Notes, 6.500%, 3/15/2029           $  300,000        256,847
================================================================================
0.64  TELEPHONE
      GTE Northwest, Deb, 5.550%, 10/15/2008        $  200,000        174,800
================================================================================
        TOTAL CORPORATE BONDS (Cost $4,158,434)                     3,850,271
================================================================================
      TOTAL FIXED INCOME SECURITIES (Cost $6,918,214)               6,516,542
================================================================================
6.21  SHORT-TERM INVESTMENTS
3.12  US GOVERNMENT AGENCY OBLIGATIONS
      Federal Farm Credit Bank, Medium-Term Notes,
        6.150%, 9/1/2000                            $  500,000        499,433
      Federal Home Loan Bank, 5.500%, 7/14/2000     $  350,000        348,671
================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
         (Cost $849,908)                                              848,104
================================================================================
0.37  CORPORATE BONDS
0.37  BEVERAGES
      PepsiCo Inc, Medium-Term Notes, 5.875%,
        6/1/2000 (Cost $99,575)                     $  100,000         99,905
================================================================================
2.72  REPURCHASE AGREEMENTS
      Repurchase Agreement with State
       Street dated 12/31/1999 due 1/3/2000
       at 2.800%, repurchased at $738,172
       (Collateralized by US Treasury
       Inflationary Index Notes, due
       1/15/2007 at 3.375%, value $751,820)
       (Cost $738,000)                              $ 738,000         738,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $1,687,483)                1,686,009
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $25,846,021)
      (Cost for Income Tax Purposes $25,846,142)                  $27,153,908
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                        TOTAL
                                                                       RETURN
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 25,846,021
================================================================================
  At Value(a)                                                    $ 27,153,908
Cash                                                                      819
Receivables:
  Fund Shares Sold                                                    436,838
  Dividends and Interest                                              153,153
Prepaid Expenses and Other Assets                                       1,117
================================================================================
TOTAL ASSETS                                                       27,745,835
================================================================================
LIABILITIES
Accrued Expenses and Other Payables                                     6,988
================================================================================
NET ASSETS AT VALUE                                              $ 27,738,847
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 23,821,745
Accumulated Undistributed Net Investment Income                        84,705
Accumulated Undistributed Net Realized Gain on Investment
  Securities and Foreign Currency Transactions                      2,524,510
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                             1,307,887
================================================================================
NET ASSETS AT VALUE                                              $ 27,738,847
================================================================================
Shares Outstanding                                                  1,780,083
NET ASSET VALUE, Offering and Redemption Price per Share         $      15.58
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $738,000.

(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Total Return Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS


INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                        TOTAL
                                                                       RETURN
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    485,224
Interest                                                              593,771
  Foreign Taxes Withheld                                               (8,345)
================================================================================
  TOTAL INCOME                                                      1,070,650
================================================================================
EXPENSES
Investment Advisory Fees                                              244,455
Transfer Agent Fees                                                     5,000
Administrative Fees                                                    54,679
Custodian Fees and Expenses                                            10,192
Directors' Fees and Expenses                                            9,540
Professional Fees and Expenses                                         19,887
Registration Fees and Expenses                                             49
Reports to Shareholders                                                29,298
Other Expenses                                                          7,115
================================================================================
  TOTAL EXPENSES                                                      380,215
  Fees and Expenses Paid Indirectly                                    (7,053)
================================================================================
     NET EXPENSES                                                     373,162
================================================================================
NET INVESTMENT INCOME                                                 697,488
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                             2,529,490
  Foreign Currency Transactions                                          (151)
================================================================================
     Total Net Realized Gain                                        2,529,339
================================================================================
Change in Net Depreciation of Investment Securities                (3,779,125)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                                (1,249,786)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $   (552,298)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


TOTAL RETURN FUND

                                                       YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           1999          1998
OPERATIONS
Net Investment Income                               $   697,488 $     733,314
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                   2,529,339       765,809
Change in Net Appreciation (Depreciation) of
  Investment Securities                              (3,779,125)    1,112,812
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  (552,298)    2,611,935
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                  (637,406)     (715,045)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                    (106,292)     (742,991)
================================================================================
TOTAL DISTRIBUTIONS                                    (743,698)   (1,458,036)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        10,278,231    16,770,585
Reinvestment of Distributions                           743,698     1,458,036
================================================================================
                                                     11,021,929    18,228,621
Amounts Paid for Repurchases of Shares              (17,617,152)   (7,020,045)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            (6,595,223)   11,208,576
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS              (7,891,219)   12,362,475
NET ASSETS
Beginning of Period                                  35,630,066    23,267,591
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $84,705 and $23,680,
  respectively)                                     $27,738,847  $ 35,630,066
================================================================================

             ------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             616,233     1,020,295
Shares Issued from Reinvestment of Distributions         48,292        89,450
================================================================================
                                                        664,525     1,109,745
Shares Repurchased                                   (1,033,568)     (432,444)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                 (369,043)      677,301
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT FUNDS, INC.


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund (the "Fund", presented herein), and Utilities Fund. The investment objective of the Fund is to seek a high total return on investment through capital appreciation and current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 58.98% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $943 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

A Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of the Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus effective July 8, 1998, an additional amount computed at an annual rate of 0.015% of average net assets plus, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $8,191,730 and $9,418,149 respectively. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $3,089,156 and $5,836,883, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $4,422,452 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $3,114,686 resulting in net appreciation of $1,307,766.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ICM.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended December 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations were $720. Unfunded accrued pension costs of $242 and pension liability of $1,652 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Total Return Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000

FINANCIAL HIGHLIGHTS


TOTAL RETURN FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------------
                                                    1999         1998         1997         1996         1995
PER SHARE DATA
Net Asset Value-- Beginning of Period           $  16.58     $  15.81     $  13.21     $  12.14     $  10.09
==============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.41         0.37         0.36         0.36         0.25
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                  (0.98)        1.13         2.66         1.12         2.05
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (0.57)        1.50         3.02         1.48         2.30
==============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                0.37         0.36         0.34         0.36         0.24
In Excess of Net Investment Income                  0.00         0.00         0.00         0.05         0.00
Distributions from Capital Gains                    0.06         0.37         0.08         0.00         0.01
==============================================================================================================
TOTAL DISTRIBUTIONS                                 0.43         0.73         0.42         0.41         0.25
==============================================================================================================
Net Asset Value-- End of Period                 $  15.58     $  16.58     $  15.81     $  13.21     $  12.14
==============================================================================================================

TOTAL RETURN(a)                                   (3.40%)       9.56%       22.91%       12.18%       22.79%
 .
RATIOS
Net Assets-- End of Period ($000 Omitted)       $ 27,739     $ 35,630     $ 23,268     $ 13,513 $      6,553
Ratio of Expenses to Average Net Assets(b)(c)      1.17%        1.01%        0.92%        0.94%        1.01%
Ratio of Net Investment Income
  to Average Net Assets(b)                         2.14%        2.50%        3.07%        3.44%        3.91%
Portfolio Turnover Rate                              36%          17%          27%          12%           5%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(b) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.01%, 1.10%, 1.30% and 2.51%, respectively, and ratio of net investment income to average net assets would have been 2.50%, 2.89%, 3.08% and 2.41%, respectively.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

                                   YOU SHOULD
                                  KNOW WHAT
                                   INVESCO KNOWS (TM)












[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-4229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A92 9034 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
-------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
-------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-UTILITIES FUND




                                     ANNUAL





ANNUAL REPORT | December 31, 1999                  [INVESCO ICON] INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, out-distanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecom-munications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers--particularly the major drug companies--lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought--roughly 3.5% instead of 2.5%--gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive--not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 12/31/99, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-UTILITIES FUND
                               VIF- UTILITIES FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

         1 year                                                    19.13%
        ----------------------------------------------------------------
         Since inception (1/95)                                    17.83%
        ----------------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Utilities Fund gained 19.13%, lagging its benchmark, the S&P 500 Index, which over the same period returned 21.03%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The fund dramatically outperformed its utility benchmark during the year, even though the fund and electric utility stocks, in general, underperformed the broader market. Electric utility companies in the portfolio continued to be pressured by rising interest rates. These stocks are trading at historically low valuations, but investors remain uninterested, given the group's low earnings potential relative to other market sectors and lingering regulatory uncertainty. We may see rotation back into electric utility stocks should investors choose to become more defensive, but there are no material fundamental changes on the horizon that would result in a significant revaluation of the group. Non-traditional telecom service companies (competitive local exchange carriers, "CLECs") were the best performing stocks in the portfolio. Industry consolidation is boosting valuations of most companies in the sector, and CLECs appear to be prime targets.

Graph:  INVESCO VIF - Utilities Fund
        Total Return since Inception (1/95) through 12/31/99 vs. S&P 500 Index

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Utilities Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the S&P Utility Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/95) through 12/31/99.

     We remain focused on companies with the best management teams, best balance sheets and national, rather than regional, footprints. Holdings in the electric utility sector will be skewed toward high-quality, low-cost operators, with a bias toward companies that are exiting the generation business. Fund holdings will remain focused in states where regulatory visibility is highest. We have moved to a market-weight position in natural gas stocks until there is better visibility on gas prices. The regional Bell operating companies continue to deliver attractive growth relative to the electric utility group, with less regulatory uncertainty and better dividend growth potential. Telecommunications stocks will be monitored for valuation and regulatory changes, either one of which could prompt an increase in or decrease the sector weighting.

FUND MANAGEMENT

      The fund is managed by Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P UTILITY INDEX IS AN UNMANAGED INDEX OF UTILITIES STOCKS. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                       COUNTRY       SHARES OR
                                       CODE IF       PRINCIPAL
%      DESCRIPTION                      NON US          AMOUNT          VALUE
--------------------------------------------------------------------------------

UTILITIES FUND
93.74  COMMON STOCKS
0.74   COMMUNICATIONS -- EQUIPMENT
         & MANUFACTURING
       Lucent Technologies                                 900    $    67,331
================================================================================
4.98   MACHINERY
       Mannesmann AG Registered Shrs        GM           1,850        450,879
================================================================================
0.98   OIL & GAS RELATED
       Coastal Corp                                      2,500         88,594
================================================================================
13.92  TELECOMMUNICATIONS
       AT&T Corp                                         1,800         91,350
       Crown Castle International(a)                     3,600        115,650
       Infonet Services Class B Shrs(a)                  2,450         64,312
       ITC DeltaCom(a)                                   1,600         44,200
       MCI WorldCom(a)                                   4,995        265,047
       Nextel Communications Class A Shrs(a)             1,450        149,531
       Qwest Communications International(a)             4,630        199,090
       Sprint Corp                                       3,800        255,788
       Vodafone AirTouch PLC Sponsored ADR
         Representing 10 Ord Shrs           UK           1,550         76,725
================================================================================
                                                                    1,261,693
73.12  UTILITIES
28.66  ELECTRIC
       AES Corp(a)                                       1,600        119,600
       Alliant Energy                                    3,370         92,675
       Ameren Corp                                         800         26,200
       Calpine Corp(a)                                   2,900        185,600
       CMS Energy                                        2,900         90,444
       Consolidated Edison                               3,300        113,850
       DTE Energy                                        2,500         78,437
       Duke Energy                                       4,126        206,816
       Edison International                              6,400        167,600
       Florida Progress                                  1,500         63,469
       FPL Group                                         1,900         81,344
       GPU Inc                                             900         26,944
       Montana Power                                     7,000        252,437
       New Century Energies                              2,800         85,050
       Northern States Power                             2,900         56,550
       PG&E Corp                                         4,600         94,300
       Pinnacle West Capital                             2,300         70,294
       Reliant Energy                                    3,600         82,350
       SCANA Corp                                        3,900        104,813
       ScottishPower PLC Sponsored ADR
         Representing 4 Ord ShrsUK                       5,742        160,776
       Texas Utilities                                   5,000        177,812

--------------------------------------------------------------------------------
                                       COUNTRY       SHARES OR
                                       CODE IF       PRINCIPAL
%      DESCRIPTION                      NON US          AMOUNT          VALUE
--------------------------------------------------------------------------------
       TNP Enterprises                                   1,500    $    61,875
       Unicom Corp                                       5,900        197,650
================================================================================
                                                                    2,596,886
7.22   NATURAL GAS
       Columbia Energy Group                             1,400         88,550
       Enron Corp                                        6,400        284,000
       New Jersey Resources                              1,500         58,594
       ONEOK Inc                                         1,350         33,919
       Williams Cos                                      6,200        189,487
================================================================================
                                                                      654,550
37.24  TELEPHONE
       ALLTEL Corp                                       3,300        272,869
       Amdocs Ltd(a)                                     7,200        248,400
       AT&T Canada Class B
         Depository Receipts(a)             CA          12,000        483,000
       BellSouth Corp                                    6,840        320,197
       Cable & Wireless PLC                 UK           1,500         25,399
       COLT Telecom Group PLC Sponsored ADR
         Representing 4 Ord Shrs(a)         UK           3,800        775,200
       GTE Corp                                          2,650        186,991
       McLeodUSA Inc(a)                                  5,300        312,037
       SBC Communications                                7,906        385,418
       Telefonica SA Sponsored ADR
         Representing 3 Ord Shrs(a)SP                    1,936        152,581
       Time Warner Telecom Class A Shrs(a)                 500         24,969
       US WEST                                           2,600        187,200
================================================================================
                                                                    3,374,261
         TOTAL UTILITIES                                            6,625,697
================================================================================
       TOTAL COMMON STOCKS (Cost $5,766,424)                        8,494,194
================================================================================
6.26   SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 12/31/1999 due 1/3/2000 at
         2.800%, repurchased at $567,132
         (Collateralized by US Treasury
         Inflationary Index Notes, due
         1/15/2007 at 3.375%, value $576,104)
         (Cost $567,000)                             $ 567,000        567,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $6,333,424)
       (Cost for Income Tax Purposes $6,339,006)                  $ 9,061,194
================================================================================

(a)  Security is non-income producing.

SUMMARY OF INVESTMENTS BY COUNTRY


                                                      % OF
                                  COUNTRY       INVESTMENT
COUNTRY                              CODE        SECURITIES             VALUE
--------------------------------------------------------------------------------

Canada                                 CA              5.33%     $    483,000
Germany                                GM              4.98           450,879
Spain                                  SP              1.68           152,581
United Kingdom                         UK             11.46         1,038,100
United States                          US             76.55         6,936,634
================================================================================
                                                     100.00%     $  9,061,194
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES


INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                                    UTILITIES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $  6,333,424
================================================================================
  At Value(a)                                                    $  9,061,194
Cash                                                                    1,298
Receivables:
  Fund Shares Sold                                                     71,359
  Dividends and Interest                                               13,981
Prepaid Expenses and Other Assets                                         245
================================================================================
TOTAL ASSETS                                                        9,148,077
================================================================================
LIABILITIES
Payable for Investment Securities Purchased                             4,800
Accrued Expenses and Other Payables                                     6,095
================================================================================
TOTAL LIABILITIES                                                      10,895
================================================================================
NET ASSETS AT VALUE                                              $  9,137,182
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $  5,900,749
Accumulated Undistributed Net Investment Income                        14,361
Accumulated Undistributed Net Realized Gain
  on Investment Securities and
  Foreign Currency Transactions                                       494,302
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                     2,727,770
================================================================================
NET ASSETS AT VALUE                                              $  9,137,182
================================================================================
Shares Outstanding                                                    435,717
NET ASSET VALUE, Offering and Redemption Price per Share         $      20.97
================================================================================

(a) Investment securities at cost and value at December 31, 1999 includes a repurchase agreement of $567,000.
(b) The Fund has one billion 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Utilities Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS


INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 1999

                                                                    UTILITIES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    151,596
Interest                                                               38,959
  Foreign Taxes Withheld                                                 (535)
================================================================================
  TOTAL INCOME                                                        190,020
================================================================================
EXPENSES
Investment Advisory Fees                                               49,534
Transfer Agent Fees                                                     5,000
Administrative Fees                                                    19,441
Custodian Fees and Expenses                                             6,808
Directors' Fees and Expenses                                            8,345
Professional Fees and Expenses                                         16,400
Registration Fees and Expenses                                             46
Reports to Shareholders                                                20,259
Other Expenses                                                            773
================================================================================
  TOTAL EXPENSES                                                      126,606
  Fees and Expenses Absorbed by Investment Adviser                    (26,909)
  Fees and Expenses Paid Indirectly                                    (4,660)
================================================================================
    NET EXPENSES                                                       95,037
================================================================================
NET INVESTMENT INCOME                                                  94,983
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                               499,304
  Foreign Currency Transactions                                        (1,723)
================================================================================
    Total Net Realized Gain                                           497,581
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                               812,640
  Foreign Currency Transactions                                       (23,228)
================================================================================
    Total Net Appreciation                                            789,412
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
FOREIGN CURRENCY TRANSACTIONS                                       1,286,993
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  1,381,976
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


UTILITIES FUND

                                                       YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                           1999          1998
OPERATIONS
Net Investment Income                               $    94,983   $    93,355
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                     497,581        (4,109)
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                     789,412      1,193,668
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            1,381,976      1,282,914
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (85,148)       (90,004)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           0        (9,475)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           0        (4,527)
================================================================================
TOTAL DISTRIBUTIONS                                     (85,148)     (104,006)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         3,712,650     2,414,172
Reinvestment of Distributions                            85,148       104,006
================================================================================
                                                      3,797,798     2,518,178
Amounts Paid for Repurchases of Shares               (2,950,097)   (1,292,282)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS                                    847,701      1,225,896
================================================================================
TOTAL INCREASE IN NET ASSETS                          2,144,529      2,404,804
NET ASSETS
Beginning of Period                                   6,992,653     4,587,849
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $14,361 and $6,249,
  respectively)                                     $ 9,137,182   $ 6,992,653
================================================================================

                ------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             192,791       152,400
Shares Issued from Reinvestment of Distributions          4,301         6,183
================================================================================
                                                        197,092       158,583
Shares Repurchased                                     (154,740)      (83,915)
================================================================================
NET INCREASE IN FUND SHARES                              42,352        74,668
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund (the "Fund", presented herein). The investment objective of the Fund is to seek capital appreciation and income through investments in a specific business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Net capital loss carryovers utilized in 1999 amounted to $5,000.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 100.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended December 31, 1999, the Fund reclassified $1,723 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities. Net investment income, net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $4,025,659 and $3,000,205, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $3,079,276 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $357,088, resulting in net appreciation of $2,722,188.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year ended December 31, 1999.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings.


                ------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Utilities Fund (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000


FINANCIAL HIGHLIGHTS

UTILITIES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------
                                                1999       1998       1997       1996       1995
PER SHARE DATA
Net Asset Value-- Beginning of Period$       $ 17.78    $ 14.40    $ 11.95    $ 10.84    $ 10.00
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.22       0.25       0.31       0.13       0.07
Net Gains on Securities
  (Both Realized and Unrealized)                3.17       3.41       2.48       1.26       0.84
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                3.39       3.66       2.79       1.39       0.91
==================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income            0.20       0.24       0.29       0.13       0.07
In Excess of Net Investment Income              0.00       0.00       0.00       0.01       0.00
Distributions from Capital Gains                0.00       0.03       0.05       0.14       0.00
In Excess of Net Realized Gains                 0.00       0.01       0.00       0.00       0.00
==================================================================================================
TOTAL DISTRIBUTIONS                             0.20       0.28       0.34       0.28       0.07
==================================================================================================
Net Asset Value -- End of Period             $ 20.97    $ 17.78    $ 14.40    $ 11.95    $ 10.84
==================================================================================================

TOTAL RETURN(a)                                19.13%     25.48%     23.41%     12.76%      9.08%

RATIOS
Net Assets -- End of Period ($000 Omitted)   $ 9,137    $ 6,993    $ 4,588    $ 2,660    $   290
Ratio of Expenses to Average Net Assets(b)(c)   1.20%      1.08%      0.99%      1.16%      1.80%
Ratio of Net Investment Income
  to Average Net Assets(b)                      1.15%      1.73%      2.92%      2.92%      2.47%
Portfolio Turnover Rate                           40%        35%        33%        48%        24%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(b) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.53%, 1.60%, 2.07%, 5.36%, and 57.13% respectively, and ratio of net investment income (loss) to average net assets would have been 0.82%, 1.21%, 1.84%, (1.28%) and (52.86%), respectively.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

                                   YOU SHOULD
                                 KNOW WHAT
                                   INVESCO KNOWS(TM)








[INVESCO ICON] INVESCO


WE'RE EASY TO STAY IN TOUCH WITH:

Advisor Sales: 1-800-884-4229
On the World Wide Web: www.invesco.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

A94 9045 1/00

KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(TM)
--------------------------------------------------------------------------------

INVESCO VARIABLE FUNDS
ANNUAL REPORT

MUTUAL FUNDS SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.


VIF-DYNAMICS FUND
VIF-FINANCIAL SERVICES FUND
VIF-HEALTH SCIENCES FUND
VIF-TECHNOLOGY FUND
VIF-TELECOMMUNICATIONS FUND







                                 ANNUAL REPORT






ANNUAL REPORT  |  December 31, 1999                       [INVESCO ICON] INVESCO

MARKET OVERVIEW                                                  January 2000(2)

      The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others did.

      Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, out-distanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

      By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and tighten the money supply to cool down the economy. Indeed, market interest rates crept upward as the central bank raised short-term rates twice during the summer. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

      The markets drifted throughout the summer and early fall, but resumed their upward trajectory in the fourth quarter. Most astonishing of all was the NASDAQ, which shot up by nearly one half in the quarter, crossing the 4000 barrier just a month after rocketing past the 3000 mark for the first time. Overseas, most of the major exchanges followed, with many going on to establish new record highs.

      The factors driving the bullish advance were largely the same as those that had done so in the first few months of 1999. The promise of new technologies and healthy profit increases fueled investor optimism. At the same time, the advance remained narrow, with technology and telecom-munications firms widening their lead over the rest of the market. Indeed, some of 1998's star performers--particularly the major drug companies--lagged seriously, as investors became even more selective in looking for high unit growth rates and expanding markets.

      For a bull market that has surprised bearish pessimists for years running, its ability to dodge a slowdown seemed especially remarkable given the rising interest rate environment. With world growth reaccelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of 1998. Rising gasoline prices helped to push the producer price index (PPI) up 3% in 1999, and the consumer price index (CPI) rose 2.7%, well above the 1.6% recorded in 1998. However, minus the volatile food and energy sectors, the PPI rose only 0.9% and the CPI gained just 1.9%.

      Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve concerns. Although many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought--roughly 3.5% instead of 2.5%--gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed engineered another quarter-point increase in short-term interest rates in November, the third such increase of the year. The central bank's tightening helped drive long-term bond yields to their highest levels since 1997. On one score, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

      If the Fed was intending to cool off the robust stock market, it failed. Although higher interest rates should theoretically lower price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998. As profits increased, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers.

      In fact, as the year ended, enthusiasm for technology stocks seemed virtually without bounds. Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive--not to mention consumers desiring computers, cell phones, and other convenient gadgets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graphs on the following pages illustrate, for the periods from inception through 12/31/99, the value of a $10,000 investment in the funds, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-DYNAMICS FUND

                                VIF-DYNAMICS FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

            1 year                           55.60%
           ----------------------------------------------------------
            Since inception (8/97)           31.95%
           ----------------------------------------------------------


      For the one-year period ended 12/31/99, VIF-Dynamics Fund gained 55.60%, greatly outperforming its benchmark, the S&P Midcap 400, which over the same period gained 14.72%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Throughout the period, financial markets faced the scenario of continuously higher interest rates, yet the overall strength in the economy, combined with a favorable outlook for corporate earnings, helped equities to post strong returns. The communications and technology sectors experienced strong appreciation, as individual stocks, such as VoiceStream Wireless and VeriSign Inc, contributed materially to the fund's performance. The consumer sector, although mixed on the whole, produced several strong contributors, including TMP Worldwide and Westwood One. At the end of the year, the fund increased its weighting in health care, where several biotech stocks, including Idec Pharmaceutical and Immunex Corp benefited from a rally in that group. The energy sector saw moderate gains, as the price of oil rose modestly, and service stocks, such as BJ Services, were meaningful contributors. The fund trimmed its exposure to financial services issues in the final quarter, where the burden of higher interest rates continued to result in underperformance.

      The attractiveness of high-quality, mid-capitalization growth companies should continue to gain recognition now that the global economy appears to be in a recovery phase. Our strategy will focus on leading, high-return mid-caps in the major growth sectors of technology, communications, consumer, financial services, and health care. Attractive consumer groups include ad agencies, radio and outdoor companies, and the gaming sector. The technology sector has already experienced a strong year, but the software services, networking, and Internet groups remain of interest. The services and equipment segments of the communications sector continue to show excellent growth, and while the health care sector is attractive, the leading mid-caps are being quickly consolidated, not leaving much from which to choose. The current median market cap holding in the fund is slightly above $5 billion.

Graph:  INVESCO VIF - Dynamics Fund
        Total Return from Inception (8/97) through 12/31/99 vs.
        S&P MidCap 400 Index

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/99.

FUND MANAGEMENT

VIF-Dynamics Fund is managed by INVESCO Senior Vice President Timothy J. Miller and Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors. Tom assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO, Tom was the senior health care analyst at Munder Capital Management.


VIF-FINANCIAL SERVICES FUND

                           VIF-FINANCIAL SERVICES FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

            Since inception (9/99)                11.00%
           ----------------------------------------------------------


      For the three months ended 12/31/99, VIF-Financial Services Fund had a total return of 11.56%. This lagged the S&P 500, which over the same period had a total return of 14.87. (Of course, past performance is not a guarantee of future results.)(1),(2)

      At the end of a difficult year for financial stocks, the fund enjoyed a strong fourth quarter, handily outperforming the sector. The strongest performers for the fund included brokerage stocks Morgan Stanley Dean Witter & Co. and Goldman Sachs Group, which benefited from robust investment banking and capital markets. Janus-driven Kansas City Southern Industries had an impressive quarter as well. Financial services powerhouse Citigroup Inc. also advanced, as did American Express and Marsh & McLennan, helped along by strength in its money manager Alliance Capital and perceived firming of insurance pricing. Not surprisingly, the best-performing subsector for the year was the investment banking and brokerage group.

Graph:  INVESCO VIF -Financial Services Fund
        Total Return from Inception (9/99) through 12/31/99 vs. S&P 500 Index

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through 12/31/99.

      Associates First Capital, hurt by deteriorating credit quality and fear of increased competition in its business lines, performed poorly for the fund this year. Firstar Corp declined because of integration concerns surrounding its two mergers. The worst-performing subsector in 1999 was the savings and loans group, which was pulled down mostly by weak results from Washington Mutual.

      In general, we will continue to look for companies with above-average and sustainable earnings growth, strong fundamentals, and attractive valuations in relation to other firms in their respective sectors. We will continue to maintain more substantial weighting in the large- to middle-capitalization names. However, we are not without exposure to middle- to small-cap companies that we believe will benefit from a rally in this sector when it does come. Banks and thrifts will likely remain the largest weighting of the fund over the near-term, as credit quality remains excellent and international exposure is limited in these industries.

      In addition to the qualities mentioned above, we look for banks with attractive business mixes and favor those banks that have exhibited economically intelligent deployment of capital. Stocks of insurance companies with growth-oriented products will also be an area of focus.



FUND MANAGEMENT

The fund is managed by Jeff Morris. Prior to joining INVESCO, Jeff worked at Norwest Mortgage. He received his BS degree in Business Administration, with concentrations in finance and real estate, from Colorado State University and his MS in Finance from the University of Colorado-Denver. Jeff is a Chartered Financial Analyst.

VIF-HEALTH SCIENCES FUND

                            VIF-HEALTH SCIENCES FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

            1 year                                4.86%
           ----------------------------------------------------------
            Since inception (5/97)               21.22%
           ----------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Health Sciences Fund gained 4.86%. This return lagged its benchmark, the S&P 500 Index, which over the same period returned 21.03%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      In a year that was difficult for many health care firms, biotechnology companies were the market leaders in the health sciences sector in 1999. The genomics revolution and promise of monoclonal antibodies has driven the performance of these stocks. The genomics field holds the potential to identify more specific drug targets in a shorter time frame. Monoclonal antibodies have been recognized as a new way to treat cancers, arthritis and asthma, and will better serve these relatively unmet medical needs. Performance at the end of the quarter was aided by the fund's biotech weighting. Biotechnology benefited from interest in genomics companies, such as Human Genome Sciences, Affymetrix, Abgenix Inc., and Millennium Pharmaceuticals. These companies will participate in the enormous potential associated with the unraveling of the human genome, which has sparked the interest of the investment community.

Graph: INVESCO VIF-Health Sciences Fund
       Total Return from Inception (5/97) through 12/31/99 vs. S&P 500 Index

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/99.

      Because of our focus on drug companies, however, the fund underperformed the S&P 500 Index for the year. Nevertheless, we continue to expect the pharmaceutical industry to be the largest weighting of the portfolio over the near-term. The biotechnology weighting was increased during the fourth quarter, and it also will remain a significant portion of the fund. We're encouraged by the subsector's new product cycle, consolidation, and lack of Medicare reform exposure. We will continue to underweight the medical devices industry, which is exhibiting poor fundamentals. And we will continue to underweight the health care services industry in light of recent litigation activity and Medicare reform.

FUND MANAGEMENT

VIF-Health Sciences Portfolio is managed by INVESCO Senior Vice President John
R. Schroer, a Chartered Financial Analyst. He launched his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

VIF-TECHNOLOGY FUND

                               VIF-TECHNOLOGY FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

            1 year                                158.93%
           ----------------------------------------------------------
            Since inception (5/97)                 65.49%
           ----------------------------------------------------------

      For the one-year period ended 12/31/99, VIF-Technology Fund gained 158.93%, greatly outperforming its benchmark, the S&P 500 Index, which over the same period returned 21.03%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Technology stocks wrapped up a tremendous year of outperformance with an even stronger fourth quarter. The markets not merely climbed, but sprinted over the Y2K "wall of worry." The breadth within the technology sector was also strong, and most technology companies and sectors participated in the strong upswing of prices. Within the technology sector, there were, as usual, many crosscurrents. Semiconductor stocks were among the weaker sectors, as investors became concerned about potential Y2K inventory stocking leading to a correction in the first quarter. Software stocks, especially e-commerce and middleware companies, continued to be among the market leaders. Service companies also maintained their strong performance, and numerous laggards began to improve.

Graph:  INVESCO VIF - Technology Fund
        Total Return from Inception (5/97) through 12/31/99 vs. S&P 500 Index

     This  line  graph   compares   the  value  of  a  $10,000   investment   in
     INVESCO VIF-Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/99.

      In the short-term, we believe the first quarter of the new year could continue to show high volatility among technology stocks. At year-end there was a significant amount of cash on the sidelines in case of a Y2K debacle, and that cash will have to be invested. Technology stocks should garner their fair share of this reinvested money. Fundamentals appear to be sound, and earnings reports in January should be quite strong.

      We would note that tech stocks underperformed during the earnings reporting seasons in 1999 and could do so again. While sounding like a broken record, we point out the very high valuations in the sector. Valuations have not been an impediment to performance, but in an environment of rising interest rates, this is clearly a risk.

FUND MANAGEMENT

In January 1999, William R. Keithler, a Chartered Financial Analyst with 15 years experience in the investment industry, rejoined INVESCO and assumed the responsibilities of portfolio manager for VIF-Technology Fund. Bill has an MS from the University of Wisconsin-Madison, and BS from Webster College. An INVESCO senior vice president and portfolio manager from 1986 to 1993, most recently he served as vice president and portfolio manager with Berger Associates.

VIF-TELECOMMUNICATIONS FUND

                           VIF-TELECOMMUNICATIONS FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                AS OF 12/31/99(1)

            Since inception (9/99)                64.50%
           ----------------------------------------------------------

      For the three months ended 12/31/99, VIF-Telecommunications Fund gained 59.40%. This return greatly exceeded both the S&P 500, which over the same period returned 14.87%, and the Morgan Stanley-European/Australia/Far East Index, which rose 17.05%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The fund's performance was driven by shares of Internet, component, and telecommunication equipment companies. Internet companies Yahoo! Inc. and CMGI Inc, enjoyed returns in excess of 80% in December 1999 alone. Yahoo! Inc advanced on the news of its inclusion into the S&P 500 index, and CMGI Inc announced stronger-than-expected earnings which boosted its performance. Component stocks also drove the fund's performance, including Broadcom Corp, JDS Uniphase, Qualcomm Inc, and SDL Inc. Qualcomm Inc benefited from the sale of its handset division, while JDS Uniphase, SDL Inc., and Broadcom Corp advanced as investors discounted strong growth prospects for 2000.

Graph:  INVESCO VIF - Telecommunications Fund
        Total Return from inception (9/99) through 12/31/99 vs. S&P 500 Index and MSCIC-EAFE

     This line graph compares the value of a $10,000 investment in INVESCO VIF-Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index and the MSCI-EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through 12/31/99.

      We remain bullish on the outlook for the telecommunications sector, particularly equipment. Optical networking equipment sales are expected to accelerate during the year. We will focus on equipment companies with broad product lines and global exposure. To a lesser extent, the fund will invest in smaller, faster-growing communication equipment stocks. It is anticipated that the fund could become more heavily weighted in telecommunication equipment stocks, given the superior growth prospects we see in that sector. We will also focus on the migration of voice traffic from wireline networks to wireless, as cellular rates decline and new service providers ramp up service. Wireless data services will become an increasingly important investment theme in 2000 and beyond. Overall, we will continue to exercise diligence in selecting the companies we believe will offer the best potential for performance. We expect to see volatility within the telecom sector following the strong performance of 1999, but we believe our strategy of buying and holding industry leaders will continue to serve us well regardless of market fluctuations.

FUND MANAGEMENT

The fund is managed by Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P MIDCAP 400 IS AN UNMANAGED INDEX INDICATIVE OF DOMESTIC MID-CAPITALIZATION STOCKS. THE MORGAN STANLEY--EAFE IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF THE EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE NASDAQ IS AN UNMANAGED INDEX REFLECTING STOCKS TRADED OVER THE COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
86.01    COMMON STOCKS
0.29     AEROSPACE & DEFENSE
         General Dynamics                                1,640    $    86,510
================================================================================
1.61     BANKS
         First Security                                  1,700         43,403
         Marshall & Ilsley                               1,300         81,656
         Northern Trust                                  2,780        147,340
         UnionBanCal Corp                                1,360         53,635
         Zions Bancorp                                   2,570        152,112
================================================================================
                                                                      478,146
2.42     BIOTECHNOLOGY
         Affymetrix Inc(a)                                 400         67,875
         Biogen Inc(a)                                   1,800        152,100
         Chiron Corp(a)                                  3,400        144,075
         IDEC Pharmaceuticals(a)                         1,000         98,250
         Immunex Corp(a)                                 1,780        194,576
         Millennium Pharmaceuticals(a)                     500         61,000
================================================================================
                                                                      717,876
4.73     BROADCASTING
         AMFM Inc(a)                                     4,550        356,037
         Citadel Communications(a)                       2,400        155,700
         EchoStar Communications Class A Shrs(a)         5,690        554,775
         Hispanic Broadcasting(a)                        2,020        186,282
         Westwood One(a)                                 1,950        148,200
================================================================================
                                                                    1,400,994
2.45     CABLE
         Cablevision Systems Class A Shrs(a)             1,920        144,960
         Jones Intercable Class A Shrs(a)                2,530        175,361
         NTL Inc(a)                                      1,590        198,353
         USA Networks(a)                                 3,760        207,740
================================================================================
                                                                      726,414
3.21     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         CIENA Corp(a)                                   1,965        112,987
         Comverse Technology(a)                          1,950        282,262
         JDS Uniphase(a)                                 3,440        554,915
================================================================================
                                                                      950,164
16.52    COMPUTER RELATED
         Apple Computer(a)                               1,010        103,841
         Art Technology Group(a)                         1,600        208,000

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------
         BroadVision Inc(a)                              2,440    $   414,952
         Brocade Communications Systems(a)                 540         95,580
         Citrix Systems(a)                               1,740        214,020
         Electronic Arts(a)                              2,125        178,500
         Exodus Communications(a)                        4,700        417,419
         Extreme Networks(a)                             1,030         86,005
         Inktomi Corp(a)                                 1,080         95,850
         Internap Network Services(a)                      970        167,810
         Intuit Inc(a)                                   3,570        213,977
         Legato Systems(a)                               3,770        259,423
         Mercury Interactive(a)                          2,560        276,320
         Metromedia Fiber Network
           Class A Shrs(a)                               2,530        121,282
         Network Appliance(a)                            4,520        375,443
         Peregrine Systems(a)                              700         58,931
         PSINet Inc(a)                                   2,300        142,025
         Red Hat(a)                                        480        101,400
         Redback Networks(a)                             1,080        191,700
         Siebel Systems(a)                               4,470        375,480
         Symantec Corp(a)                                1,250         73,281
         Synopsys Inc(a)                                 2,960        197,580
         Verio Inc(a)                                    1,620         74,824
         Vignette Corp(a)                                  600         97,800
         Visual Networks(a)                              1,600        126,800
         Whittman-Hart Inc(a)                            4,280        229,515
================================================================================
                                                                    4,897,758
0.26     CONSUMER FINANCE
         SLM Holding                                     1,800         76,050
================================================================================
2.37     ELECTRICAL EQUIPMENT
         Flextronics International Ltd(a)                4,440        204,240
         Jabil Circuit(a)                                  620         45,260
         Molex Inc                                       4,230        239,788
         Sanmina Corp(a)                                 2,130        212,734
================================================================================
                                                                      702,022
8.49     ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                  3,290        163,061
         Applied Micro Circuits(a)                       1,200        152,700
         Conexant Systems(a)                             3,060        203,107
         Linear Technology                               2,040        145,988
         LSI Logic(a)                                    1,750        118,125
         Maxim Integrated Products(a)                    5,360        252,925
         Microchip Technology(a)                         1,280         87,600
         MIPS Technologies Class A Shrs(a)               2,150        111,800

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         PMC-Sierra Inc(a)                               1,970    $   315,816
         RF Micro Devices(a)                             3,290        225,159
         SDL Inc(a)                                      1,430        311,740
         Vitesse Semiconductor(a)                        3,720        195,068
         Xilinx Inc(a)                                   5,140        233,709
================================================================================
                                                                    2,516,798
1.87     ENTERTAINMENT
         Gemstar International Group Ltd(a)              5,540        394,725
         International Speedway Class A Shrs(a)          3,200        161,200
================================================================================
                                                                      555,925
0.95     EQUIPMENT -- SEMICONDUCTOR
         KLA-Tencor Corp(a)                              1,190        132,536
         Teradyne Inc(a)                                 2,270        149,820
================================================================================
                                                                      282,356
2.58     GAMING
         Harrah's Entertainment(a)                      15,040        397,620
         Mandalay Resort Group(a)                        7,980        160,598
         MGM Grand(a)                                    4,110        206,784
================================================================================
                                                                      765,002
1.83     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Allergan Inc                                    2,900        144,275
         Forest Laboratories(a)                          4,500        276,469
         Teva Pharmaceutical Industries
           Sponsored ADR Representing Ord Shrs           1,700        121,869
================================================================================
                                                                      542,613
1.87     HEALTH CARE RELATED
         Bausch & Lomb                                   4,300        294,281
         Genzyme Corp-General Division(a)                2,600        117,000
         Stryker Corp                                    2,050        142,731
================================================================================
                                                                      554,012
0.61     INSURANCE
         AFLAC Inc                                       3,850        181,672
================================================================================
0.77     INVESTMENT BANK/BROKER FIRM
         E*TRADE Group(a)                                2,955         77,199
         Waddell & Reed Financial
           Class A Shrs                                  1,710         46,384
           Class B Shrs                                  4,220        106,028
================================================================================
                                                                      229,611
0.24     LEISURE TIME
         Royal Caribbean Cruises Ltd                     1,470         72,489
================================================================================
0.53     LODGING -- HOTELS
         Marriott International Class A Shrs             4,950        156,234
================================================================================
0.51     MANUFACTURING
         Parker-Hannifin Corp                            2,960        151,885
================================================================================
7.18     OIL & GAS RELATED
         Anadarko Petroleum                              2,520         85,995

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         Apache Corp                                     4,965    $   183,395
         BJ Services(a)                                  5,650        236,241
         Burlington Resources                            1,720         56,867
         Coflexip SA Sponsored ADR
           Representing 1/2 Ord Shr                      2,000         76,000
         Cooper Cameron(a)                               4,825        236,123
         EOG Resources                                   2,210         38,813
         Global Industries Ltd(a)                        4,260         36,743
         Nabors Industries(a)                            5,975        184,852
         Noble Drilling(a)                               6,540        214,185
         Santa Fe International                          5,780        149,558
         Smith International(a)                          3,950        196,266
         Talisman Energy(a)                              4,870        125,403
         Transocean Sedco Forex                          1,900         64,006
         Weatherford International(a)                    6,140        245,216
================================================================================
                                                                    2,129,663
0.31     PERSONAL CARE
         Estee Lauder Class A Shrs                       1,820         91,796
================================================================================
1.90     PUBLISHING
         Meredith Corp                                   2,680        111,723
         New York Times Class A Shrs                     4,530        222,536
         Valassis Communications(a)                      5,440        229,840
================================================================================
                                                                      564,099
2.05     RETAIL
         AnnTaylor Stores(a)                             3,040        104,690
         Circuit City Stores-Circuit City Group          4,070        183,404
         eToys Inc(a)                                    1,490         39,112
         Stamps.com Inc(a)                               1,000         41,625
         Tandy Corp                                      4,840        238,068
================================================================================
                                                                      606,899
10.47    SERVICES
         BISYS Group(a)                                  1,900        123,975
         Concord EFS(a)                                  3,930        101,197
         DoubleClick Inc(a)                                250         63,266
         Fiserv Inc(a)                                   3,800        145,587
         Getty Images(a)                                   450         21,994
         Go2Net Inc(a)                                   1,780        154,860
         Harte-Hanks Inc                                 2,240         48,720
         HotJobs.com Ltd(a)                                480         20,970
         Lamar Advertising Class A Shrs(a)               2,550        154,434
         Omnicom Group                                   1,930        193,000
         Paychex Inc                                     5,250        210,000
         Sapient Corp(a)                                   680         95,838
         SEI Investments(a)                              2,400        285,637
         TMP Worldwide(a)                                1,100        156,200

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         VeriSign Inc(a)                                 2,360    $   450,170
         VERITAS Software(a)                             3,105        444,403
         Viant Corp(a)                                     400         39,600
         WPP Group PLC(a)                               11,340        179,572
         Young & Rubicam                                 3,020        213,665
================================================================================
                                                                    3,103,088
3.52     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Crown Castle International(a)                   5,920        190,180
         Telecorp PCS Class A Shrs(a)                    1,000         38,000
         VoiceStream Wireless(a)                         2,410        342,973
         Western Wireless Class A Shrs(a)                3,280        218,940
         WinStar Communications(a)                       3,400        254,575
================================================================================
                                                                    1,044,668
1.27     TELECOMMUNICATIONS -- LONG DISTANCE
         Allegiance Telecom(a)                           2,300        212,175
         ITC DeltaCom(a)                                 2,650         73,206
         Viatel Inc(a)                                   1,700         91,163
================================================================================
                                                                      376,544
4.83     TELEPHONE
         Amdocs Ltd(a)                                   6,100        210,450
         AT&T Canada Class B Depository Receipts(a)      3,730        150,133
         CenturyTel Inc                                  2,105         99,724
         COLT Telecom Group PLC Sponsored ADR
            Representing 4 Ord Shrs(a)                   1,720        350,880
         Covad Communications Group(a)                   2,440        136,487
         McLeodUSA Inc(a)                                4,160        244,920
         RCN Corp(a)                                     2,700        130,950
         Rhythms NetConnections(a)                       3,500        108,500
================================================================================
                                                                    1,432,044
0.37     TEXTILE -- APPAREL MANUFACTURING
         Jones Apparel Group(a)                          4,060        110,128
================================================================================
         TOTAL COMMON STOCKS (Cost $20,611,951)                    25,503,460
================================================================================
13.99    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 12/31/1999 due 1/3/2000 at
           2.800%, repurchased at $4,147,968
           (Collaterized by US Treasury
           Inflationary Index Notes,
           due 1/15/2007 at 3.375%,
           value $4,213,443)
           (Cost $4,147,000)                       $ 4,147,000      4,147,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $24,758,951)
         (Cost for Income Tax
            Purposes $24,760,800)                                 $29,650,460
================================================================================

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES FUND
90.59    COMMON STOCKS
36.56    BANKS
         Bank of New York                               10,975    $   439,000
         Chase Manhattan                                 5,400        419,512
         City National                                   2,800         92,225
         Comerica Inc                                    2,350        109,716
         Fifth Third Bancorp                             5,250        385,219
         First Security                                 12,170        310,716
         Firstar Corp                                   21,240        448,695
         Huntington Bancshares                           5,700        136,088
         North Fork Bancorp                              9,920        173,600
         Northern Trust                                  7,100        376,300
         Toronto-Dominion Bank                           4,700        126,900
         UnionBanCal Corp                                2,700        106,481
         Wells Fargo                                    10,850        438,747
================================================================================
                                                                    3,563,199
4.52     CONSUMER FINANCE
         American Express                                2,650        440,562
================================================================================
18.52    FINANCIAL
         Associates First Capital Class A Shrs          11,900        326,506
         Capital One Financial                           8,300        399,956
         Citigroup Inc                                   7,880        437,832
         Freddie Mac                                     7,350        345,909
         Providian Financial                             3,240        295,043
================================================================================
                                                                    1,805,246
13.33    INSURANCE
         AFLAC Inc                                       5,600        264,250
         American International Group                    1,300        140,562
         AXA Financial                                   6,500        220,187
         Hartford Life Class A Shrs                      5,700        250,800
         Nationwide Financial Services Class A Shrs      6,100        170,419
         Radian Group                                    3,300        157,575
         Travelers Property Casualty Class A Shrs        2,800         95,900
================================================================================
                                                                    1,299,693
4.48     INSURANCE BROKERS
         Marsh & McLennan                                4,560        436,335
================================================================================
8.02     INVESTMENT BANK/BROKER FIRM
         Donaldson, Lufkin & Jenrette                    1,000         48,375
         Goldman Sachs Group                             1,400        131,863
         Morgan Stanley Dean Witter & Co                 3,300        471,075
         Schwab (Charles) Corp                           3,400        130,475
================================================================================
                                                                      781,788
0.69     RAILROADS
         Kansas City Southern Industries                   900         67,163
================================================================================
1.80     SAVINGS & LOAN
         Charter One Financial                           9,200        175,950
================================================================================
2.67     SERVICES
         Official Payments(a)                            5,000        260,000
================================================================================

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         TOTAL COMMON STOCKS
           (Cost $8,783,954)                                      $ 8,829,936
================================================================================
9.41     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 12/31/1999 due 1/3/2000 at
           2.800%, repurchased at $917,214
           (Collateralized by US Treasury
           Inflationary Index Notes, due 1/15/2007
           at 3.375%, value $934,695)
           (Cost $917,000)                         $   917,000        917,000
================================================================================
100.00    TOTAL INVESTMENT SECURITIES AT VALUE
          (Cost $9,700,954)
          (Cost for Income Tax Purposes $9,718,441)               $ 9,746,936
================================================================================

HEALTH SCIENCES FUND
100.00   COMMON STOCKS
36.97    BIOTECHNOLOGY
         Abgenix Inc(a)                                  1,380    $   182,850
         Alexion Pharmaceuticals(a)                      4,010        120,801
         Amgen Inc(a)                                   11,600        696,725
         Biogen Inc(a)                                   6,270        529,815
         Chiron Corp(a)                                  7,500        317,812
         Collateral Therapeutics(a)                        300          5,737
         Enzon Inc(a)                                      600         26,025
         Genentech Inc(a)                                4,510        606,595
         Gilead Sciences(a)                                690         37,346
         Human Genome Sciences(a)                        1,040        158,730
         ICOS Corp(a)                                    1,570         45,922
         IDEC Pharmaceuticals(a)                         3,570        350,752
         ILEX Oncology(a)                                3,040         73,340
         Immunex Corp(a)                                 2,570        280,933
         Medarex Inc(a)                                  4,050        150,863
         MedImmune Inc(a)                                2,220        368,243
         Millennium Pharmaceuticals(a)                     910        111,020
         Protein Design Labs(a)                            510         35,700
         Titan Pharmaceuticals(a)                        4,080         77,520
         Transkaryotic Therapies(a)                      3,790        145,915
================================================================================
                                                                    4,322,644
0.13     COMPUTER RELATED
         SciQuest.com Inc(a)                               200         15,900
================================================================================
0.19     CONGLOMERATES
         Monsanto Co                                       640         22,800
================================================================================
4.02     ELECTRONICS -- INSTRUMENTS
         PE Corp-PE Biosystems Group                     2,600        312,813
         Waters Corp                                     2,970        157,410
================================================================================
                                                                      470,223
45.91    HEALTH CARE DRUGS -- PHARMACEUTICALS
         Alkermes Inc(a)                                 1,790         87,934

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         Allergan Inc                                    3,190    $   158,702
         American Home Products                          3,275        129,158
         AstraZeneca Group PLC Sponsored ADR
           Representing Ord Shrs                        10,940        456,745
         Bristol-Myers Squibb                            1,810        116,179
         Forest Laboratories(a)                          4,370        268,482
         Glaxo Wellcome PLC Sponsored ADR
           Representing 2 Ord Shrs                       5,020        280,493
         Inhale Therapeutic Systems(a)                   1,490         63,418
         Johnson & Johnson                               6,585        613,228
         Lilly (Eli) & Co                                7,330        487,445
         Merck & Co                                      9,010        604,233
         Pfizer Inc                                      7,860        254,959
         Pharmacia & Upjohn                              1,930         86,850
         QLT PhotoTherapeutics(a)                        1,130         66,388
         Schering-Plough Corp                           13,475        568,477
         Shire Pharmaceuticals Group PLC(a)              1,465         14,780
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                       6,045        389,525
         Takeda Chemical Industries Ltd                  1,190         58,807
         Warner-Lambert Co                               7,385        605,108
         Yamanouchi Pharmaceutical Ltd                   1,630         56,944
================================================================================
                                                                    5,367,855
2.97     HEALTH CARE -- SERVICES
         Columbia/HCA Healthcare                         7,870        230,689
         Healtheon/WebMD Corp(a)                         3,100        116,250
================================================================================
                                                                      346,939
9.81     MEDICAL EQUIPMENT & DEVICES
         Bard (CR) Inc                                  2,750        145,750
         Bausch & Lomb                                   2,720        186,150
         Baxter International                            6,370        400,116
         Guidant Corp                                    1,680         78,960
         Medtronic Inc                                   8,064        293,832
         VISX Inc(a)                                       810         41,918
================================================================================
                                                                    1,146,726
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $10,784,087)
         (Cost for Income Tax Purposes $10,947,440)               $11,693,087
================================================================================

TECHNOLOGY FUND
91.45    COMMON STOCKS
0.78     BROADCASTING
         EchoStar Communications Class A Shrs(a)         7,400    $   721,500
================================================================================
11.33    COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         CIENA Corp(a)                                  12,600        724,500
         Finisar Corp(a)                                 1,200        107,850
         General Instrument(a)                           7,700        654,500
         Harmonic Inc(a)                                 4,500        427,219
         JDS Uniphase(a)                                 8,800      1,419,550
         Lucent Technologies                             8,000        598,500

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         Nokia Corp Sponsored ADR
           Representing Ord Shrs                         9,600    $ 1,824,000
         Nortel Networks                                 8,100        818,100
         PairGain Technologies(a)                       19,500        276,656
         Polycom Inc(a)                                 11,300        719,669
         Powerwave Technologies(a)                       8,000        467,000
         QUALCOMM Inc(a)                                 6,400      1,128,000
         Scientific-Atlanta Inc                         12,100        673,062
         Tellabs Inc(a)                                 10,000        641,875
================================================================================
                                                                   10,480,481
25.04    COMPUTER SOFTWARE & SERVICE
         Active Software(a)                              5,100        469,200
         Art Technology Group(a)                         6,000        780,000
         Aspect Development(a)                           7,200        493,200
         BEA Systems(a)                                 21,100      1,475,681
         BMC Software(a)                                10,300        823,356
         BroadVision Inc(a)                              7,300      1,241,456
         CBT Group Public Ltd Sponsored ADR
           Representing Ord Shrs(a)                     28,100        941,350
         Check Point Software Technologies(a)            2,100        417,375
         Citrix Systems(a)                               8,100        996,300
         Inktomi Corp(a)                                 4,200        372,750
         Internet HOLDRs Trust
           Depositary Receipts(a)                        4,400        743,875
         Intuit Inc(a)                                  14,800        887,075
         IONA Technologies PLC Sponsored ADR
           Representing Ord Shrs(a)                      1,800         98,100
         i2 Technologies(a)                              3,900        760,500
         Keane Inc(a)                                    3,800        120,650
         Legato Systems(a)                              13,400        922,087
         Mercury Interactive(a)                          7,200        777,150
         Microsoft Corp(a)                              16,000      1,868,000
         National Information Consortium(a)             20,100        643,200
         NetIQ Corp(a)                                   4,900        255,106
         Networks Associates(a)                         22,300        595,131
         New Era of Networks(a)                         11,800        561,975
         Oracle Corp(a)                                  9,100      1,019,769
         Parametric Technology(a)                       25,400        687,387
         Peregrine Systems(a)                           14,000      1,178,625
         SAP AG Sponsored ADR
           Representing 1/12 Ord Shr                    13,200        687,225
         Siebel Systems(a)                               7,100        596,400
         SOFTBANK Corp                                     700        669,929
         Software.com Inc(a)                             7,900        758,400
         Symantec Corp(a)                                6,500        381,063
         Technology Solutions(a)                         5,400        176,850
         Verio Inc(a)                                    8,500        392,594

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         Verity Inc(a)                                   5,600    $   238,350
         Vignette Corp(a)                                  800        130,400
================================================================================
                                                                    3,160,509
1.21     COMPUTER SYSTEMS
         Apple Computer(a)                              10,900      1,120,656
================================================================================
2.18     COMPUTERS -- HARDWARE
         E-Tek Dynamics(a)                               6,500        875,062
         Sun Microsystems(a)                            14,700      1,138,331
================================================================================
                                                                    2,013,393
7.28     COMPUTERS -- NETWORKING
         Cisco Systems(a)                               15,700      1,681,862
         Extreme Networks(a)                             2,500        208,750
         InfoSpace.com Inc(a)                            2,300        492,200
         Internet Capital Group(a)                       5,000        850,000
         Juniper Networks(a)                             1,600        544,000
         Network Appliance(a)                           13,900      1,154,569
         Redback Networks(a)                             2,800        497,000
         3Com Corp(a)                                    8,600        404,200
         Whittman-Hart Inc(a)                           16,900        906,262
================================================================================
                                                                    6,738,843
2.09     COMPUTERS -- PERIPHERALS
         Advanced Digital Information(a)                13,300        646,713
         EMC Corp(a)                                     9,800      1,070,650
         SanDisk Corp(a)                                 2,200        211,750
================================================================================
                                                                    1,929,113
4.38     ELECTRICAL EQUIPMENT
         Celestica Inc(a)                               19,400      1,076,700
         Flextronics International Ltd(a)               15,400        708,400
         Furukawa Electric Ltd                          27,000        409,531
         Jabil Circuit(a)                                7,500        547,500
         Sanmina Corp(a)                                 4,300        429,463
         Solectron Corp(a)                               9,300        884,663
================================================================================
                                                                    4,056,257
0.66     ELECTRONICS -- INSTRUMENTS
         SCI Systems(a)                                  7,400        608,188
================================================================================
14.66    ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                 12,900        639,356
         Analog Devices(a)                               8,100        753,300
         Applied Micro Circuits(a)                       9,000      1,145,250
         Atmel Corp(a)                                  22,500        665,156
         Conexant Systems(a)                            19,700      1,307,587
         Cypress Semiconductor(a)                       15,500        501,813

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         LSI Logic(a)                                   10,100    $   681,750
         Maxim Integrated Products(a)                   14,000        660,625
         Microchip Technology(a)                         7,600        520,125
         National Semiconductor(a)                       6,900        295,406
         PMC-Sierra Inc(a)                               6,000        961,875
         QLogic Corp(a)                                  4,900        783,388
         RF Micro Devices(a)                            13,100        896,531
         SDL Inc(a)                                      6,500      1,417,000
         Texas Instruments                              11,200      1,085,000
         Vitesse Semiconductor(a)                       13,400        702,662
         Xilinx Inc(a)                                  12,000        545,625
================================================================================
                                                                   13,562,449
1.84     ENTERTAINMENT
         Gemstar International Group Ltd(a)             23,900      1,702,875
================================================================================
6.00     EQUIPMENT -- SEMICONDUCTOR
         Applied Materials(a)                            6,900        874,144
         ASM Lithography Holding NV New York
           Registered Shrs(a)                            8,200        932,750
         Credence Systems(a)                             9,700        839,050
         KLA-Tencor Corp(a)                              4,600        512,325
         Lam Research(a)                                 9,900      1,104,469
         Novellus Systems(a)                             2,400        294,075
         Taiwan Semiconductor Manufacturing
           Ltd Sponsored ADR Representing
           5 Ord Shrs(a)                                13,399        602,955
         Teradyne Inc(a)                                 5,900        389,400
================================================================================
                                                                    5,549,168
0.99     MANUFACTURING
         Corning Inc                                     7,100        915,456
================================================================================
9.09     SERVICES
         America Online(a)                              17,700      1,335,244
         Ariba Inc(a)                                      600        106,425
         CMGI Inc(a)                                     3,400        941,375
         Concord EFS(a)                                 18,100        466,075
         Critical Path(a)                                2,700        254,813
         Diamond Technology Partners(a)                  6,150        528,516
         Fiserv Inc(a)                                  17,100        655,144
         Proxicom Inc(a)                                 1,100        136,744
         Safeguard Scientifics(a)                        4,900        794,106
         Sapient Corp(a)                                 6,400        902,000
         TSI International Software Ltd(a)               8,300        469,988
         VeriSign Inc(a)                                 4,600        877,450
         VERITAS Software(a)                             6,600        944,625
================================================================================
                                                                    8,412,505

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

2.59     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Nextel Communications Class A Shrs(a)           8,800    $   907,500
         Proxim Inc(a)                                   6,700        737,000
         Vodafone AirTouch PLC Sponsored
           ADR Representing 10 Ord Shrs                  4,900        242,550
         WinStar Communications(a)                       6,800        509,150
================================================================================
                                                                    2,396,200
0.78     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                      14,200        720,650
================================================================================
0.55     TELEPHONE
         Amdocs Ltd(a)                                  14,780        509,910
================================================================================
         TOTAL COMMON STOCKS (Cost $62,936,412)                    84,598,153
================================================================================
8.55     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 12/31/1999 due 1/3/2000 at
           2.800%, repurchased at $7,915,847
           (Collateralized by US Treasury
           Inflationary Index Notes, due 1/15/2007
           at 3.375%, value $8,061,741)
           (Cost $7,914,000)                       $ 7,914,000      7,914,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $70,850,412)
         (Cost for Income Tax Purposes $71,172,320)               $92,512,153
================================================================================

TELECOMMUNICATIONS FUND
84.23    COMMON STOCKS
2.96     BROADCASTING
         EchoStar Communications Class A Shrs(a)        21,410    $ 2,087,475
================================================================================
1.15     CABLE
         NTL Inc(a)                                      6,470        807,132
================================================================================
16.35    COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
         CIENA Corp(a)                                   4,900        281,750
         Comverse Technology(a)                          8,000      1,158,000
         Copper Mountain Networks(a)                     5,700        277,875
         General Instrument(a)                          10,500        892,500
         JDS Uniphase(a)                                13,600      2,193,850
         Lucent Technologies                            11,960        894,758
         Metasolv Software(a)                            1,700        138,975
         Motorola Inc                                    1,120        164,920
         Nokia Corp Sponsored ADR
           Representing Ord Shrs           FI           10,680      2,029,200
         Nortel Networks                   CA           12,720      1,284,720
         QUALCOMM Inc(a)                                 7,840      1,381,800
         Scientific-Atlanta Inc                          4,580        254,763
         Tellabs Inc(a)                                  9,080        582,823
================================================================================
                                                                   11,535,934
14.02    COMPUTER RELATED
         Cisco Systems(a)                               15,640      1,675,435
         EMC Corp(a)                                    14,070      1,537,147
         Exodus Communications(a)                       10,300        914,769

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         Inktomi Corp(a)                                 6,480    $   575,100
         Internap Network Services(a)                    3,400        588,200
         Juniper Networks(a)                               800        272,000
         Metromedia Fiber Network
           Class A Shrs(a)                              14,940        716,186
         Microsoft Corp(a)                               4,640        541,720
         PSINet Inc(a)                                  12,060        744,705
         Redback Networks(a)                             3,580        635,450
         Sycamore Networks(a)                              600        184,800
         Verio Inc(a)                                    6,860        316,846
         Yahoo! Inc(a)                                   2,750      1,189,891
================================================================================
                                                                    9,892,249
9.06     ELECTRONICS -- SEMICONDUCTOR
         Applied Micro Circuits(a)                       7,740        984,915
         Broadcom Corp Class A Shrs(a)                   2,760        751,755
         Conexant Systems(a)                            10,360        687,645
         PMC-Sierra Inc(a)                 CA            6,320      1,013,175
         RF Micro Devices(a)                             8,990        615,253
         SDL Inc(a)                                      6,080      1,325,440
         Texas Instruments                               3,000        290,625
         Vitesse Semiconductor(a)                       13,780        722,589
================================================================================
                                                                    6,391,397
2.66     ENTERTAINMENT
         Gemstar International Group Ltd(a)             26,320      1,875,300
================================================================================
2.15     MACHINERY
         Mannesmann AG Registered Shrs     GM            6,210      1,513,490
================================================================================
0.49     MANUFACTURING
         Corning Inc                                     2,700        348,131
================================================================================
0.73     RETAIL
         Tandy Corp                                     10,440        513,518
================================================================================
4.06     SERVICES
         America Online(a)                              13,060        985,214
         CMGI Inc(a)                                     4,350      1,204,406
         CSG Systems International(a)                   16,930        675,084
================================================================================
                                                                    2,864,704
7.65     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         China Telecom Ltd(a)              HK           42,000        262,601
         Crown Castle International(a)                  11,720        376,505
         Nextel Communications
           Class A Shrs(a)                               4,400        453,750
         NTT Mobile Communications
           Network                         JA               25        961,444
         Partner Communications Ltd ADR
           Representing Ord Shrs(a)        IS           14,800        382,950
         Telecom Italia Mobile SpA         IT           24,810        277,096
         Teligent Inc Class A Shrs(a)                    4,130        255,028

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

         Tritel Inc(a)                                   8,400    $   266,175
         Vodafone AirTouch PLC
           Sponsored ADR Representing
             10 Ord Shrs                   UK            8,000        396,000
         VoiceStream Wireless(a)                         7,700      1,095,806
         WinStar Communications(a)                       8,960        670,880
================================================================================
                                                                    5,398,235
12.32 TELECOMMUNICATIONS -- LONG DISTANCE
      Allegiance Telecom(a)                              5,610        517,522
      AT&T Corp                                          9,940        504,455
      Equant NV New York Shrs(a)           NL            3,740        418,880
      Esat Telecom Group PLC Sponsored
        ADR Representing 2 Ord Shrs(a)     IE            9,390        859,185
      Global Crossing Ltd(a)               BD           22,435      1,121,750
      Global TeleSystems Group(a)                       24,360        843,465
      Infonet Services Class B Shrs(a)                  16,900        443,625
      ITC DeltaCom(a)                                   10,500        290,062
      KPNQwest NV Class C Shrs(a)          NL            9,500        605,625
      MCI WorldCom(a)                                    7,760        411,765
      Nippon Telegraph & Telephone         JA               45        770,623
      Qwest Communications
        International(a)                                14,230        611,890
      Sprint Corp                                       11,830        796,307
      Viatel Inc(a)                                      9,260        496,568
================================================================================
                                                                    8,691,722
10.63 TELEPHONE
      Amdocs Ltd(a)                                     29,770      1,027,065
      AT&T Canada Class B
        Depository Receipts(a)             CA           16,820        677,005
      BellSouth Corp                                     9,960        466,253
      Cable & Wireless PLC                 UK            6,300        106,678
      COLT Telecom Group
        PLC Sponsored ADR
        Representing 4 Ord Shrs(a)         UK            6,820      1,391,280
      Covad Communications Group(a)                      6,640        371,425
      GTE Corp                                           3,200        225,800
      Illuminet Holdings(a)                              5,200        286,000
      McLeodUSA Inc(a)                                  10,550        621,131
      NEXTLINK Communications
        Class A Shrs(a)                                  7,100        589,744
      RCN Corp(a)                                        7,260        352,110
      Rhythms NetConnections(a)                          7,150        221,650
      SBC Communications                                14,840        723,450
      Time Warner Telecom
        Class A Shrs(a)                                  2,800        139,825
      US WEST                                            4,200        302,400
================================================================================
                                                                    7,501,816
      TOTAL COMMON STOCKS (Cost $46,645,395)                       59,421,103
================================================================================

--------------------------------------------------------------------------------
                                      COUNTRY        SHARES OR
                                      CODE IF        PRINCIPAL
%        DESCRIPTION                   NON US           AMOUNT          VALUE
--------------------------------------------------------------------------------

15.77    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 12/31/1999 due 1/3/2000 at
           2.800%, repurchased at $11,131,597
           (Collateralized by US Treasury
           Inflationary Index Notes, due 1/15/2007
           at 3.375%, value $11,338,252)
           (Cost $11,129,000)                      $11,129,000    $11,129,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $57,774,395)
         (Cost for Income Tax Purposes $57,865,680)               $70,550,103
================================================================================

(a)   Security is non-income producing.



SUMMARY OF INVESTMENTS BY COUNTRY

                                                          % OF
                                      COUNTRY       INVESTMENT
COUNTRY                                  CODE       SECURITIES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
Bermuda                                    BD             1.59%   $ 1,121,750
Canada                                     CA             4.22      2,974,900
Finland                                    FI             2.88      2,029,200
Germany                                    GM             2.15      1,513,490
Hong Kong                                  HK             0.37        262,601
Ireland                                    IE             1.22        859,185
Israel                                     IS             0.54        382,950
Italy                                      IT             0.39        277,096
Japan                                      JA             2.46      1,732,067
Netherlands                                NL             1.45      1,024,505
United Kingdom                             UK             2.68      1,893,958
United States                              US            80.05     56,478,401
================================================================================
                                                        100.00%   $70,550,103
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                                     FINANCIAL         HEALTH
                                     DYMANICS         SERVICES       SCIENCES
                                         FUND             FUND           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                      $24,758,951      $ 9,700,954    $10,784,087
================================================================================
  At Value(a)                     $29,650,460      $ 9,746,936    $11,693,087
Cash                                    2,984            1,256              0
Receivables:
  Investment Securities Sold           12,572                0         12,199
  Fund Shares Sold                    197,037           44,879        312,778
  Dividends and Interest                3,655            9,200          2,519
Prepaid Expenses and Other Assets          55               39             83
================================================================================
TOTAL ASSETS                       29,866,763        9,802,310     12,020,666
================================================================================
LIABILITIES
Payables:
  Custodian                                 0                0             92
  Investment Securities Purchased     198,115          618,673              0
  Fund Shares Repurchased                   0                0             47
Borrowings on Line of Credit                0                0        367,000
Accrued Expenses and
  Other Payables                        1,641            4,704          2,004
================================================================================
TOTAL LIABILITIES                     199,756          623,377        369,143
================================================================================
NET ASSETS AT VALUE               $29,667,007      $ 9,178,933    $11,651,523
================================================================================
NET ASSETS
Paid-in Capital(b)                $24,850,051      $ 8,989,549    $10,576,023
Accumulated Undistributed
  (Distributions in Excess of)
  Net Investment Income (Loss)            (16)           8,846         11,775
Accumulated Undistributed Net
  Realized Gain (Loss) on
  Investment Securities and
  Foreign Currency Transactions       (74,537)         134,556        154,738
Net Appreciation of Investment
  Securities and Foreign
  Currency Transactions             4,891,509           45,982        908,987
================================================================================
NET ASSETS AT VALUE               $29,667,007      $ 9,178,933    $11,651,523
================================================================================
Shares Outstanding                  1,570,044          826,911        727,350
NET ASSET VALUE,
  Offering and Redemption
  Price per Share                 $     18.90      $     11.10    $     16.02
================================================================================

(a) Investment securities at cost and value at December 31, 1999 include repurchase agreements of $4,147,000 and $917,000 for Dynamics and Financial Services Funds, respectively.

(b) The Fund has one billion 500 million authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Dynamics Fund, 100 million have been allocated to Financial Services Fund and 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 1999

                                              TECHNOLOGY   TELECOMMUNICATIONS
                                                    FUND                 FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                 $70,850,412          $57,774,395
================================================================================
  At Value(a)                                $92,512,153          $70,550,103
Cash                                                   0                2,290
Receivables:
  Fund Shares Sold                             1,622,444              794,158
  Dividends and Interest                           4,274                5,656
Prepaid Expenses and Other Assets                    125                    0
================================================================================
TOTAL ASSETS                                  94,138,996           71,352,207
================================================================================
LIABILITIES
Payables:
  Custodian                                        1,107                    0
  Investment Securities Purchased                109,248            3,699,672
  Fund Shares Repurchased                         37,063                    0
Accrued Expenses and Other Payables                   21                2,753
================================================================================
TOTAL LIABILITIES                                147,439            3,702,425
================================================================================
NET ASSETS AT VALUE                          $93,991,557          $67,649,782
================================================================================
NET ASSETS
Paid-in Capital(b)                           $71,614,849          $54,356,847
Accumulated Undistributed
  (Distributions in Excess of)
  Net Investment Income (Loss)                       (74)               8,131
Accumulated Undistributed Net
  Realized Gain on Investment Securities
  and Foreign Currency Transactions              715,041              509,096
Net Appreciation of Investment Securities
  and Foreign Currency Transactions           21,661,741           12,775,708
================================================================================
NET ASSETS AT VALUE                          $93,991,557          $67,649,782
================================================================================
Shares Outstanding                             2,531,485            4,113,118
NET ASSET VALUE,
  Offering and Redemption
    Price per Share                          $     37.13          $     16.45
================================================================================

(a) Investment securities at cost and value at December 31, 1999 include repurchase agreements of $7,914,000 and $11,129,000 for Technology and Telecommunications Funds, respectively.

(b) The Fund has one billion 500 million authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Technology Fund and 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
PERIOD ENDED DECEMBER 31, 1999 (NOTE 1)

                                                     FINANCIAL         HEALTH
                                     DYMANICS         SERVICES       SCIENCES
                                         FUND             FUND           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                         $      8,102     $    13,769    $    21,853
Interest                                39,213          11,112         30,876
  Foreign Taxes Withheld                     0               0           (288)
================================================================================
  TOTAL INCOME                          47,315          24,881         52,441
================================================================================
EXPENSES
Investment Advisory Fees                29,422           9,483         24,354
Transfer Agent Fees                      5,000           1,389          5,000
Administrative Fees                     19,574           6,128         18,605
Custodian Fees and Expenses              8,826           3,361         12,094
Directors' Fees and Expenses             8,023               0          8,115
Interest Expenses                            0               0             66
Professional Fees and Expenses          15,674          12,324         16,856
Registration Fees and Expenses              38               0             39
Reports to Shareholders                  6,091               0          8,562
Other Expenses                             449              83            513
===============================================================================
  TOTAL EXPENSES                        93,097          32,768         94,204
  Fees and Expenses Absorbed by
    Investment Adviser                 (41,017)        (14,434)       (45,308)
  Fees and Expenses Paid Indirectly     (6,497)         (2,299)        (8,242)
================================================================================
     NET EXPENSES                       45,583          16,035         40,654
================================================================================
NET INVESTMENT INCOME                    1,732           8,846         11,787
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                (66,357)        134,556        168,854
  Foreign Currency Transactions              0               0            418
================================================================================
     Total Net Realized Gain (Loss)    (66,357)        134,556        169,272
================================================================================
Change in Net Appreciation
     (Depreciation) of:
  Investment Securities              4,832,731          45,982        498,282
  Foreign Currency Transactions         (1,214)              0          6,964
================================================================================
     Total Net Appreciation          4,831,517          45,982        505,246
================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY
  TRANSACTIONS                       4,765,160         180,538        674,518
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                  $ 4,766,892     $   189,384    $   686,305
================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.
PERIOD ENDED DECEMBER 31, 1999 (NOTE 1)

                                              TECHNOLOGY   TELECOMMUNICATIONS
                                                    FUND                 FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                    $     5,989          $     6,205
Interest                                          96,198               88,757
  Foreign Taxes Withheld                            (241)                (144)
================================================================================
  TOTAL INCOME                                   101,946               94,818
================================================================================
EXPENSES
Investment Advisory Fees                          92,023               50,901
Transfer Agent Fees                                5,000                1,389
Administrative Fees                               42,515               20,763
Custodian Fees and Expenses                       20,207                6,253
Directors' Fees and Expenses                       8,161                   40
Professional Fees and Expenses                    17,061               12,421
Registration Fees and Expenses                        39                    0
Reports to Shareholders                            8,567                    0
Other Expenses                                       576                  106
================================================================================
  TOTAL EXPENSES                                 194,149               91,873
  Fees and Expenses Absorbed
    by Investment Adviser                        (26,323)              (1,193)
  Fees and Expenses Paid Indirectly              (14,184)              (3,993)
================================================================================
     NET EXPENSES                                153,642               86,687
================================================================================
NET INVESTMENT INCOME                            (51,696)               8,131
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                          857,384              510,579
  Foreign Currency Transactions                      307               (1,483)
================================================================================
     Total Net Realized Gain                     857,691              509,096
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                       21,371,751           12,785,701
  Foreign Currency Transactions                   15,726              (9,993)
================================================================================
     Total Net Appreciation                   21,387,477           12,775,708
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS               22,245,168           13,284,804
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                            $22,193,472          $13,292,935
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                           FINANCIAL SERVICES
                                           DYNAMICS FUND                 FUND

                                                                 PERIOD ENDED
                                       YEAR ENDED DECEMBER 31     DECEMBER 31
--------------------------------------------------------------------------------
                                         1999             1998           1999
                                                                      (Note 1)
OPERATIONS
Net Investment Income (Loss)      $     1,732      $    (1,758)   $     8,846
Net Realized Gain (Loss)
  on Investment Securities
  and Foreign Currency
  Transactions                        (66,357)          (4,118)       134,556
Change in Net Appreciation
  of Investment Securities
  and Foreign Currency
  Transactions                      4,831,517           55,876         45,982
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                   4,766,892           50,000        189,384
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                  (1,730)            (587)             0
In Excess of Net Investment Income     (4,078)               0              0
Net Realized Gain on
  Investment Securities
  and Foreign Currency Transactions         0           (3,715)             0
================================================================================
TOTAL DISTRIBUTIONS                    (5,808)          (4,302)             0
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares      34,477,477              799     14,141,157
Reinvestment of Distributions           5,808            4,302              0
================================================================================
                                   34,483,285            5,101     14,141,157
Amounts Paid for
  Repurchases of Shares            (9,885,578)               0     (5,399,608)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS          24,597,707            5,101      8,741,549
================================================================================
TOTAL INCREASE IN NET ASSETS       29,358,791           50,799      8,930,933
NET ASSETS
Initial Subscription                        0                0        248,000
Beginning of Period                   308,216          257,417              0
================================================================================
End of Period                     $29,667,007      $   308,216   $  9,178,933
================================================================================
Accumulated Undistributed
  (Distributions in Excess of)
  Net Investment Income (Loss)
  Included in Net Assets at
  End of Period                   $       (16)    $        (2)   $      8,846

         ---------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                        0               0          24,800
Shares Sold                         2,115,404              74       1,317,359
Shares Issued from
  Reinvestment of Distributions           350             393               0
================================================================================
                                    2,115,754             467       1,342,159
Shares Repurchased                   (571,073)              0        (515,248)
================================================================================
NET INCREASE IN FUND SHARES         1,544,681             467         826,911
================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                 HEALTH SCIENCES FUND       TECHNOLOGY FUND

                                YEAR ENDED DECEMBER 31   YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                1999        1998          1999           1998

OPERATIONS
Net Investment
  Income (Loss)             $ 11,787    $  4,656    $  (51,696)   $    (1,065)
Net Realized Gain (Loss)
  on Investment Securities
  and Foreign Currency
  Transactions               169,272      63,995       857,691        (90,677)
Change in Net Appreciation
  of Investment Securities
  and Foreign Currency
  Transactions               505,246     369,979     21,387,477       291,455
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS            686,305     438,630     22,193,472       199,713
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income         (5,893)     (4,154)             0          (621)
In Excess of Net Investment
  Income                           0           0              0        (1,061)
Net Realized Gain on Investment
  Securities and Foreign
  Currency Transactions            0     (47,939)             0        (6,100)
In Excess of Net Realized Gain
  on Investment Securities and
  Foreign Curency Transactions     0     (13,061)             0             0
================================================================================
TOTAL DISTRIBUTIONS           (5,893)    (65,154)             0        (7,782)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales
  of Shares               19,779,104   5,323,628    103,325,672     4,805,752
Reinvestment
  of Distributions             5,893      65,154              0         7,782
================================================================================
                          19,784,997   5,388,782    103,325,672     4,813,534
Amounts Paid for
  Repurchases of Shares  (11,191,495) (3,807,607)   (33,104,826)   (3,842,652)
================================================================================
NET INCREASE IN
  NET ASSETS FROM FUND
  SHARE TRANSACTIONS       8,593,502   1,581,175     70,220,846       970,882
================================================================================
TOTAL INCREASE IN
  NET ASSETS               9,273,914   1,954,651     92,414,318     1,162,813
NET ASSETS
Beginning of Period        2,377,609     422,958      1,577,239       414,426
================================================================================
End of Period           $ 11,651,523 $ 2,377,609  $  93,991,557  $  1,577,239
================================================================================
Accumulated Undistributed
  (Distributions in Excess of)
  Net Investment Income (Loss)
  Included in Net Assets at
  End of Period         $     11,775 $       277  $         (74) $         (3)

         ---------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                1,318,340      403,110     3,731,704       383,014
Shares Issued from
  Reinvestment of
  Distributions                  392        4,472             0           607
================================================================================
                           1,318,732      407,583     3,731,704       383,621
Shares Repurchased          (746,864)    (290,418)   (1,310,179)     (309,738)
================================================================================
NET INCREASE IN
  FUND SHARES                571,868      117,164     2,421,525        73,883
================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                      TELECOMMUNICATIONS FUND

                                                                       PERIOD
                                                                        ENDED
                                                                  DECEMBER 31
--------------------------------------------------------------------------------
                                                                         1999
                                                                      (Note 1)
OPERATIONS
Net Investment Income                                           $       8,131
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                   509,096
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                12,775,708
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                         13,292,935
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                      70,669,026
Amounts Paid for Repurchases of Shares                            (16,560,179)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS            54,108,847
================================================================================
TOTAL INCREASE IN NET ASSETS                                       67,401,782
NET ASSETS
Initial Subscription (Note 1)                                         248,000
Beginning of Period                                                         0
================================================================================
End of Period                                                   $  67,649,782
================================================================================
Accumulated Undistributed Net Investment Income
  Included in Net Assets at End of Period                       $       8,131

         ---------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                          24,800
Shares Sold                                                         5,225,874
Shares Repurchased                                                 (1,137,556)
================================================================================
NET INCREASE IN FUND SHARES                                         4,113,118
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Dynamics Fund, Financial Services Fund, Health Sciences Fund, Technology Fund and Telecommunications Fund (individually the "Fund" and collectively, the "Funds", presented herein), Blue Chip Growth Fund (formerly Growth Fund), Equity Income Fund (formerly Industrial Income Fund), High Yield Fund, Market Neutral Fund, Realty Fund, Small Company Growth Fund, Total Return Fund and Utilities Fund. The investment objectives of the Funds are: To seek appreciation of capital for Dynamics Fund; to seek capital appreciation through investments in specific business sectors for Financial Services, Health Sciences and Technology Funds; and to seek capital appreciation and income on securities principally engaged in a specific business sector for Telecommunications Fund. Financial Services and Telecommunications Funds commenced investment operations on September 21, 1999. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

A Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Net capital loss carryovers utilized in 1999 by Dynamics and Technology Funds amounted to $1,818 aand $85,392, respectively.

Dynamics Fund incurred and elected to defer post-October 31 net capital losses of $250,619 to the year ended December 31, 2000. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1999, 100.00% and 47.40% for Dynamics and Health Sciences Funds, respectively, qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the year/period ended December 31, 1999, the effects of such differences were as follows:

                                                                  ACCUMULATED
                                                 ACCUMULATED    UNDISTRIBUTED
                                               UNDISTRIBUTED     NET REALIZED
                                                         NET          GAIN ON
                                                  INVESTMENT       INVESTMENT
FUND                                                  INCOME       SECURITIES
--------------------------------------------------------------------------------
Dynamics Fund                                     $    4,062       $   (4,062)
Health Sciences Fund                                   5,604           (5,604)
Technology Fund                                       51,625          (51,625)

Net investment income (loss), net realized gains (losses), paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Dynamics Fund is based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets in excess of $8 billion. The fee for Financial Services and Telecommunications Funds are based on the annual rate of 0.75% of average net assets. The fee for Health Sciences and Technology Funds are based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per Fund per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by each Fund for the year ended December 31, 1999.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year/period ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                PURCHASES           SALES
--------------------------------------------------------------------------------
Dynamics Fund                                     $23,175,622     $ 2,714,854
Financial Services Fund                            10,306,934       1,657,537
Health Sciences Fund                               14,334,316       5,502,219
Technology Fund                                    73,755,132      12,734,572
Telecommunications Fund                            49,924,138       3,787,839

There were no purchases and proceeds from sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                       GROSS           GROSS              NET
FUND                            APPRECIATION    DEPRECIATION     APPRECIATION
--------------------------------------------------------------------------------
Dynamics Fund                    $ 5,304,886     $   415,226      $ 4,889,660
Financial Services Fund              537,987         509,492           28,495
Health Sciences Fund               1,121,736         376,089          745,647
Technology Fund                   21,552,218         212,385       21,339,833
Telecommunications Fund           12,956,404         271,981       12,684,423

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the year/period ended December 31, 1999 for the Funds.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1999, there were no such borrowings for Dynamics, Financial Services, Technology and Telecommunications Funds. At December 31, 1999, Health Sciences Fund had an outstanding loan under the line of credit at an interest rate of 6.500%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On January 3, 2000, Health Sciences Fund paid the loan in full, including interest.


         ---------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statements of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Variable Dynamics Fund, INVESCO Variable Financial Services Fund, INVESO Variable Health Sciences Fund, INVESCO Variable Technology Fund and INVESCO Variable Telecommunications Fund (five of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 3, 2000



OTHER INFORMATION

UNAUDITED
DYNAMICS FUND

On August 30, 1999, a special meeting of the shareholders of the Fund was held at which the approval to increase of the investment advisory fee schedule was ratified. There was a total of 25,287 votes cast of which, 25,287 voted for, 0 voted against, and 0 withheld/abstained from voting.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      PERIOD
                                                                       ENDED
                                       YEAR ENDED DECEMBER 31    DECEMBER 31
--------------------------------------------------------------------------------
                                       1999              1998           1997(a)

PER SHARE DATA
Net Asset Value--
  Beginning of Period             $   12.15        $    10.34     $    10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)        0.00             (0.00)          0.02
Net Gains on Securities
  (Both Realized and Unrealized)       6.75              1.98           0.32
================================================================================
TOTAL FROM INVESTMENT OPERATIONS       6.75              1.98           0.34
================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)                 0.00              0.02           0.00
In Excess of Net
  Investment Income(c)                 0.00              0.00           0.00
Distributions from Capital Gains       0.00              0.15           0.00
================================================================================
TOTAL DISTRIBUTIONS                    0.00              0.17           0.00
================================================================================
Net Asset Value--End of Period    $   18.90        $    12.15     $    10.34
================================================================================

TOTAL RETURN(d)                       55.60%            19.35%          3.40%(e)

RATIOS

Net Assets--
  End of Period ($000 Omitted)   $   29,667           $   308        $   257
Ratio of Expenses to
  Average Net Assets(f)(g)             1.26%             1.45%          0.52%(h)
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets(f)               0.04%            (0.64%)         0.63%(h)
Portfolio Turnover Rate                  70%               55%            28%(e)

(a) From August 25, 1997, commencement of investment operations, through December, 31 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 1999 and 1998.

(c) Distributions from net investment income and in excess of net investment income for the year ended December 31, 1999, aggregated less than $0.01 on a per share basis.

(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(e) Based on operations for the period shown and, accordingly, are not representative of a full year.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.95%), (13.95%) and (33.03%) (annualized), respectively.

(g) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(h) Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      PERIOD
                                                                       ENDED
                                                                 DECEMBER 31
--------------------------------------------------------------------------------
                                                                        1999(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                       $         10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                   0.01
Net Gains on Securities (Both Realized and Unrealized)                  1.09
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        1.10
================================================================================
Net Asset Value -- End of Period                             $         11.10
================================================================================

TOTAL RETURN(b)                                                        11.00%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                   $         9,179
Ratio of Expenses to Average Net Assets(d)(e)                           1.39%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(d)          0.67%(f)
Portfolio Turnover Rate                                                   37%(c)

(a) From September 21, 1999, commencement of investment operations, through December, 31 1999.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.48% (annualized), and ratio of net investment loss to average net assets would have been (0.42%) (annualized).

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD
                                                                       ENDED
                                       YEAR ENDED DECEMBER 31    DECEMBER 31
--------------------------------------------------------------------------------
                                       1999            1998(a)        1997(a)

PER SHARE DATA
Net Asset Value--
  Beginning of Period             $   15.29        $   11.04      $  10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                  0.02             0.05          0.10
Net Gains on Securities
  (Both Realized and Unrealized)       0.72             4.66          0.94
================================================================================
TOTAL FROM INVESTMENT OPERATIONS       0.74             4.71          1.04
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income   0.01             0.03          0.00
Distributions from Capital Gains       0.00             0.34          0.00
In Excess of Net Realized Gains        0.00             0.09          0.00
================================================================================
TOTAL DISTRIBUTIONS                    0.01             0.46          0.00
================================================================================
Net Asset Value--End of Period    $   16.02         $  15.29      $  11.04
================================================================================

TOTAL RETURN(c)                        4.86            42.85%        10.40%(d)

RATIOS

Net Assets --
  End of Period ($000 Omitted)   $   11,652         $  2,378      $    423
Ratio of Expenses to
  Average Net Assets(e)(f)             1.48%            1.27%         0.60%(g)
Ratio of Net Investment
  Income to Average Net Assets(e)      0.36%            0.35%         2.34%(g)
Portfolio Turnover Rate                 173%             107%          112%(d)

(a) The per share information was computed based on average shares.

(b) From May 22, 1997, commencement of investment operations, through December, 31 1997.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.01%), (2.58%) and (18.51%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g) Annualized

FINANCIAL HIGHLIGHTS


TECHNOLOGY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        PERIOD
                                                                         ENDED
                                          YEAR ENDED DECEMBER 31   DECEMBER 31
--------------------------------------------------------------------------------
                                             1999          1998          1997(a)

PER SHARE DATA
Net Asset Value--Beginning of Period    $   14.34     $   11.49     $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)             (0.00)        (0.03)         0.05
Net Gains on Securities (Both Realized
  and Unrealized)                           22.79          2.96          1.44
================================================================================
TOTAL FROM INVESTMENT OPERATIONS            22.79          2.93          1.49
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income         0.00          0.01          0.00
In Excess of Net Investment Income           0.00          0.01          0.00
Distributions from Capital Gains             0.00          0.06          0.00
================================================================================
TOTAL DISTRIBUTIONS                          0.00          0.08          0.00
================================================================================
Net Asset Value--End of Period          $   37.13     $   14.34     $   11.49
================================================================================

TOTAL RETURN(c)                           158.93%        25.69%        14.80%(d)

RATIOS

Net Assets -- End of Period
  ($000 Omitted)                        $  93,992     $   1,577     $    414
Ratio of Expenses to Average Net
  Assets(e)(f)                              1.31%         1.40%        0.48%(g)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)                 (0.40%)       (0.14%)       0.95%(g)
Portfolio Turnover Rate                       95%          239%         102%(d)

(a) From May 21, 1997, commencement of investment operations, through December, 31 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.61%), (5.21%) and (17.82%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g) Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                        ENDED
                                                                  DECEMBER 31
--------------------------------------------------------------------------------
                                                                         1999(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                 0.00
Net Gains on Securities (Both Realized and Unrealized)                   6.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         6.45
================================================================================
Net Asset Value -- End of Period                                  $     16.45
================================================================================

TOTAL RETURN(c)                                                        64.50%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $    67,650
Ratio of Expenses to Average Net Assets(e)(f)                           1.27%(g)
Ratio of Net Investment Income to Average Net Assets(e)                 0.11%(g)
Portfolio Turnover Rate                                                   15%(d)

(a) From September 21, 1999, commencement of investment operations, through December, 31 1999.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.28% (annualized), and ratio of net investment loss to average net assets would have been 0.10% (annualized).

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g) Annualized


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